Exhibit 10.11

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	3

2. AMENDMENT/MODIFICATION NO. 089	3. EFFECTIVE DATE 02/27/2017	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ACAAQ	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
DALE D. PARSAN Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-2223		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as modified herein, all terms and conditions of the Contract remain in force and are unchanged. Effective February 27, 2017 (“Effective Date of Changes”), and unless otherwise agreed to by the parties in writing, these terms will apply to the performance of the parties’ obligations under the Contract.

1. Pursuant to Lines 3402 to 3404, the original Contract Term was for a Base Period of Performance of October 1, 2013 through September 30, 2020, with two 5-year renewal periods. By mutual agreement of the parties, the initial renewal period is hereby exercised in part, and the Contract’s Period of Performance is extended through September 29, 2024.

2. The attached updated ACN-13-FX Statement of Work and Terms and Conditions are hereby

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 2-22-2017	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 2/22/17

USPS Internal San Mateo Accounts Payable Use Only

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 2	Of 3
CONTRACT/ORDER NO. ACN-13-FX/089	AWARD/ EFFECTIVE DATE 02/27/2017	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

incorporated into the Contract.

3. Attachment 1, Postal Service Operating Periods is replaced in its entirety with the revised Attachment 1, Aviation Supplier Operating Periods.

4. Attachment 10, Pricing to the Contract is replaced in its entirety with the revised Attachment 10, Pricing. The revised Attachment 10, Pricing’s Day Network Fuel Linehaul Rate component is inclusive of all adjustments required pursuant to the “Fuel Adjustment” section of the Contract, and becomes effective for performance during the period of February 27, 2017 to April 2, 2017 (Operating Period 42). [*]

5. Attachment 18, Volume Acceptance Worksheet to the Contract is replaced in its entirety with the revised Attachment 18, Volume Acceptance Worksheet.

6. Attachment 21, Offshore Capacity Options is hereby incorporated in its entirety.

7. Attachment 22, Flexibility Option is hereby incorporated in its entirety.

The obligations in this Modification are in addition to the obligations in the Contract. If conflict occurs between this contract modification and the Contract, this contract modification shall take precedence. Terms capitalized but not otherwise defined herein shall have the meaning given to them in the Contract.

-

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 11/28/2016

Discount Terms:

See Schedule

Accounting Info:

Continued…

USPS Internal San Mateo Accounts Payable Use Only

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 3	OF 3
CONTRACT/ORDER NO. ACN-13-FX/089	AWARD/ EFFECTIVE DATE 02/27/2017	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
BFN: 670167 FOB: Destination Period of Performance: 09/30/2013 to 09/29/2024 Change Item 1 to read as follows:

1	Day Network				[*]
Account Number: 53503

This is for estimation purposes only and is not a guarantee of contract value.

USPS Internal San Mateo Accounts Payable Use Only

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

United States Postal Service

AIR CARGO NETWORK

Contract ACN-13-FX

Awarded By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P 650

Washington, DC 20260-0650

April 23, 2013

Modification 1 Issued May 28, 2013

Modification 2 Issued June 24, 2013

Modification 3 Issued September 24, 2013

Modification 7 Issued October 22, 2013

Modification 11 Issued January 6, 2014

Modification 12 February 3, 2014

Modification 13 March 3, 2014

Modification 14 March 31, 2014

Modification 15 April 28, 2014

Modification 16 May 27, 2014

Modification 17, May 11, 2014

Modification 18, June 18, 2014

Modification 19, June 27, 2014

Modification 21, June 27, 2014

Modification 22, June 30, 2014

Air Cargo Network

Contract ACN-13-FX

Modification 23, July 28, 2014

Modification 24, September 1, 2014

Modification 25, September 29, 2014

Modification 26, September 29, 2014

Modification 28, October 27, 2014

Modification 30, January 5, 2015

Modification 31, January 13, 2015

Modification 32, March 2, 2015

Modification 33, April 27, 2015

Modification 36, June 1, 2015

Modification 38, March 30, 2015

Modification 41, April 27, 2015

Modification 42, June 1, 2015

Modification 43, June 29, 2015

Modification 45, August 2, 2015

Modification 46, August 31, 2015

Modification 48, September 28, 2015

Modification 49, November 3, 2015

Modification 50, November 30, 2015

Modification 52, January 3, 2016

Modification 53, January 4, 2016

Modification 54, February 1, 2016

Modification 55, February 29, 2016

Modification 56, April 4, 2016

Modification 57, May 2, 2016

Modification 58, May 2, 2016

Modification 59, May 30, 2016

Modification 60, May 27, 2016

Modification 61, June 2, 2016

Modification 62, June 8, 2016

Modification 63, June 23, 2016

Modification 65, July 19, 2016

Modification 66, July 19, 2016

Modification 67, August 1, 2016 (Fuel)

Modification 69, August 23, 2016, replaces Mod 66

Modification 70, August 29, 2016

Modification 78, October 31, 2016

Modification 79, October 31, 2016 (Fuel)

Modification 85, November 28, 2016 (Fuel)

Modification 89, February 22, 2017

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work	6
Purpose and Scope	6
Scale	6
Services Provided	6
Service Points	7
Management Plan	7
Frequency	8
Mail Assignment and Transport - Day Network	8
Mail Assignment and Transport - Night Network	8
Local Agreements	8
Postal Service Performs Terminal Handling Service (THS) Operation - Day Network	8
Aviation Supplier Planned Accommodation - Day Network	9
Aviation Supplier Planned Accommodation - Night Network	10
Delivery - Day Network	10
Delivery - Night Network	10
Saturday Delivery - Day Network	10
Specific Delivery Instructions	10
Boarding Priority - Day Network	10
Boarding Priority - Night Network	11
Repossession of Mail by the Postal Service	11
Treatment of Exceptional Types of Mail	11
Perishable Mail and Live Mail	13
Registered Mail	13
Offshore Capacity Requirement - Day Network	13
Volume Commitment - General Information	14
Volume Commitment - Contract Volume Minimum - Day Network	14
Operating Period Volume Minimum - Day Network	14
Operating Period Volume Minimum - Night Network	14
Volume Commitment - Holiday - Day Network	15
Volume Commitment - Holiday - Night Network	15
Operating Periods	16
Ordering Process - Non-Peak - Day Network	16
Ordering Process - Non-Peak - Night Network	18
Ordering Process - Peak - Day Network	18
Ordering Process - Peak - Night Network	19
Electronic Data Interchange (EDI)	19
Operational Condition Reports	20
Dimensional Weight Reports	21
Scanning and Data Transmission	21
Performance Requirements and Measurement	22
Reduction of Payment	23
Performance Management	24
Sustainability	24
Security	25
Postal Service Employees Allowed Access	25

Air Cargo Network

Contract ACN-13-FX

Personnel Screening		25
Payment Procedures		29
Rates and Payment General		29
Payment Processing - Day Network - Per Cube		30
Payment Processing - Night Network - Per Pound		33
Reconciliation Process		33
Part 3: Contract Clauses		35
Clause B-1:	Definitions (March 2006) (Tailored)	35
Clause B-3:	Contract Type (March 2006) (Tailored)	38
Clause B-9:	Claims and Disputes (March 2006) (Tailored)	38
Clause B-10:	Pricing of Adjustments (March 2006) (Tailored)	39
Clause B-15:	Notice of Delay (March 2006) (Tailored)	40
Clause B-22:	Interest (March 2006) (Tailored)	40
Clause B-25:	Advertising of Contract Awards (March 2006)	40
Clause B-30:	Permits and Responsibilities (March 2006) (Tailored)	40
Clause B-39:	Indemnification (March 2006) (Tailored)	40
Clause B-45:	Other Contracts (March 2006) (Tailored)	40
Clause B-65:	Adjustments to Compensation (March 2006) (Tailored)	41
Clause B-69:	Events of Default (March 2006) (Tailored)	42
Clause B-75:	Accountability of the Aviation Supplier (Non-Highway) (March 2006) (Tailored)	42
Clause B-77:	Protection of the Mail (Non-Highway) (March 2006) (Tailored)	43
Clause B-80:	Laws and Regulations Applicable (March 2006) (Tailored)	44
Clause B-81:	Information or Access by Third Parties (March 2006) (Tailored)	44
Clause B-82:	Access by Officials (March 2006) (Tailored)	44
Clause 1-1:	Privacy Protection (July 2007)	45
Clause 1-5:	Gratuities or Gifts (March 2006)	46
Clause 1-6:	Contingent Fees (March 2006)	46
Clause 1-11:	Prohibition Against Contracting with Former Officers or PCES Executives (March 2006) (Tailored)	47
Clause 1-12:	Use of Former Postal Service Employees (March 2006) (Tailored)	47
Clause 2-11:	Postal Service Property - Fixed-Price (March 2006) (Tailored)	47
Clause 2-22:	Value Engineering Incentive (March 2006)	49
Clause 3-1:	Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)	52
Clause 3-2:	Participation of Small, Minority, and Woman-owned Businesses (March 2006)	53
Clause 4-1:	General Terms and Conditions (July 2007) (Tailored)	53
Clause 4-2:	Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)	57
Clause 4-7:	Records Ownership (March 2006)	58
Clause 6-1:	Contracting Officer’s Representative (March 2006)	58
Clause 9-1:	Convict Labor (March 2006)	59
Clause 9-2:	Contract Work Hours and Safety Standards Act - Overtime Compensation (March 2006)	59
Clause 9-7:	Equal Opportunity (March 2006) (Tailored)	59
Clause 9-9:	Equal Opportunity Preaward Compliance of Subcontracts (March 2006) (Tailored)	60
Clause 9-10:	Service Contract Act (March 2006)	60
Clause 9-12:	Fair Labor Standards Act and Service Contract Act - Price Adjustment (February 2010)	68
Clause 9-13:	Affirmative Action for Workers with Disabilities (March 2006) (Tailored)	69
Clause 9-14:	Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans (February 2010) (Tailored)	70
Contract Term		72

Air Cargo Network

Contract ACN-13-FX

Renewal Process		72
Amendments or Modifications		72
Assignment		72
Bankruptcy		73
Confidentiality		73
Entire Agreement		74
Force Majeure		74
Frequency Adjustment		75
Notices		75
Severability		76
Third Party Governmental Delays		76
Waiver of Breach		76
Part 4 - List of Attachments and Forms		77
Attachment 1	Aviation Supplier Operating Periods, dated February 8, 2017	77
Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013	77
Attachment 3	Operating Plan, Day Network, dated October 31, 2016	77
Attachment 4	Operating Plan, Night Network, dated October 31, 2016	77
Attachment 5	Reserved	77
Attachment 6	Postal Furnished Property, April 16, 2013	77
Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012	77
Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012	77
Attachment 9	Wage Determination, dated October 31, 2012	77
Attachment 10	Pricing, dated February 22, 2017	77
Attachment 11	Perishable Mail and Lives, April 22, 2013	77
Attachment 12	Reserved	77
Attachment 13	Service Contract Act Wage Determinations, dated October 31, 2016	77
Attachment 14	Contract Density, dated August 23, 2016	77
Attachment 15	Average Weight Process, dated August 23, 2016	77
Attachment 16	Re-labeling Process, dated June 27, 2014	77
Attachment 17	Handling Unit Types, dated June 27, 2014	77
Attachment 18	Volume Acceptance Worksheet, dated February 22, 2017	77
Attachment 19	First Class Mail, Required Delivery Times, dated January 4, 2016	77
Attachment 20	ULD Damage Cost Matrix, dated August 23, 2016	77
Attachment 21	Offshore Capacity Options, dated February 22, 2017	77
Attachment 22	[*], dated February 22, 2017	77
Forms:		77
DOT Form F 5800.1 Hazardous Materials Incident Report		77
I-9 Form	Employment Eligibility Verification	77
PS Form 2025	Contract Personnel Questionnaire	77
PS Form 8203	Order / Solicitation / Offer / Award	77
US Treasury Form 941 Quarterly Federal Tax Return		77

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1	Part 1: Statement of Work
2
3
4	Purpose and Scope
5	The United States Postal Service is seeking to purchase air transportation and ancillary services for
6	mail to and from destinations within the contiguous forty-eight (48) states as well as non-contiguous
7	areas to include Alaska, Hawaii, and Puerto Rico. This statement of work (SOW) provides for the
8	transportation of mail on any flight in the aviation supplier’s air transportation network. It also provides
9	for services associated with the transportation of mail by the aviation supplier. The air carrier’s
10	network or transportation system may include its own flights, flights of its approved subcontractors,
11	flights that may be dedicated to Postal operations, and Road Feeder Service.
12
13
14	Scale
15	The volume of mail (expressed in pounds and cubic feet) transported as contracted under this air
16	cargo network contract may increase or decrease significantly over the term of the contract consistent
17	with the needs of the Postal Service.
18
19
20	Services Provided
21	The aviation supplier shall provide sufficient resources to efficiently and effectively take possession,
22	sort (if necessary), transport, scan, load, and deliver all mail to the designated destination Service
23	Points specified by the Postal Service in Attachment 2: Air Stops & Projected Volumes, Attachment 3:
24	Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.
25
26	The aviation supplier will present scan data for these events electronically to the Postal Service. See
27	Attachment 7: Electronic Data Interchange Service Requirements.
28
29	[*]
30
31
32
33
34
35	The aviation supplier will be expected to (this list is not all inclusive):
36	a. Coordinate and oversee its own operations; supervise and protect its own employees.
37	b. Ensure that the necessary facility support and administrative functions are performed.
38	c. Monitor performance.
39	d. Provide feedback to the Postal Service.
40	e. Ensure the integrity of data entry.
41	f. Coordinate the exchange of information.
42	g. Provide notification of changes or anticipated changes in services provided (including
43	subcontractors) to the Postal Service.
44	h. Scan material Handling Units.
45	i. Assist in unloading or loading Unit Load Devices (ULDs) to or from surface transportation.
46	j. Provide the correct type and quantity of equipment necessary to support the service
47	requirements of this contract.
48	k. Process mail for dispatch from the aviation supplier’s facility to the Postal Service facility.
49	l. Close-out, receive, and dispatch all surface vehicles.
50	m. Handle overflow volumes per Postal Service general directions.
51	n. Cooperate with all aviation suppliers in the transportation service chain.
52	o. Enter data timely and accurately.
53	p. Prepare required reports.
54	q. Perform verification of security seals on surface transportation.
55	r. Ensure the security of all mail.
56

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

57
58	Service Points
59	Service Points are the locations where tender and / or delivery takes place. The locations and tender
60	and delivery specifications are listed in Attachment 3: Operating Plan, Day Network, and Attachment
61	4: Operating Plan, Night Network.
62
63	The Day Network will service approximately eighty (80) origin and destination Service Points.
64
65	The Night Network will service approximately one hundred forty-five (145) origin and destination
66	Service Points
67
68
69	Management Plan
70	The aviation supplier shall develop and maintain a current Management Plan for dealing with normal
71	daily operations as well as unscheduled and unexpected events affecting the expeditious operation of
72	the facility, including aviation and surface service failure and delays. The Management Plan must also
73	address the key personnel involved on a day to day basis.
74
75	Updates to this plan shall be submitted to the Contracting Officer within ten (10) days of any changes
76	to the plan. The aviation supplier shall review and verify, at least annually, that its management plan
77	is current.
78
79	The aviation supplier must train its employees to a level of familiarity that ensures a contingency plan
80	can be exercised without delay. The following items must be addressed by the Management Plan; the
81	list is not all inclusive.
82
83	a. Late arriving aircraft and trucks
84	• Ability to conduct two operations – Originating and Destinating
85
86	b. Early arriving aircraft and trucks
87	c. Mail arriving out of normal sequence
88	d. Trucks not on-site for dispatch
89	e. Inclement weather during operations
90	• Snow issues
91	• Ice storms
92	• Airport closures
93
94	f. Protection of the mail during inclement weather
95	g. Labor actions
96	h. Inadequate staffing
97	i. An inability to complete all loading in time to meet tender
98	j. Overflow mail
99	k. Damaged and / or non air worthy containers
100	l. Damaged surface containers
101	m. Damaged or non-labeled mail
102	n. Plan and schedule changes
103	o. Loose load mail
104	p. Hazardous Material (HAZMAT)-acceptable and non-acceptable pieces
105	q. Handling and staging of live animals
106	r. Running out of supplies such as placards, bypass tape, etc.
107	s. Power losses – Describe in detail all steps to be taken in the event of power loss to
108	include specific actions for back up power at the Terminal Handling Service (THS) location
109	such as generators and other systems.
110	t. Natural disasters
111	u. Equipment breakdowns
112	v. Airport closings
113	w. Air Traffic Control (ATC) impact mitigation plan

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

114
115
116	Frequency
117	The initial frequency of service for the Day Network (Priority Mail / First Class network) is based on six
118	(6) days of Postal Service delivery and shall be Tuesday through Sunday (X1).[1] This will provide for
119	approximately 307 (308 in a leap year) operating days annually. This excludes the widely observed
120	holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume
121	Commitment – Holiday – Night Network.
122
123	The initial frequency of service for the Night Network (Express Mail network) is based on five (5) days
124	of Postal Service delivery and shall be Monday through Friday (X67).[2] This will provide for
125	approximately 254 (255 in a leap year) operating days annually. This excludes the widely observed
126	holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume
127	Commitment – Holiday – Night Network.
128
129
130	Mail Assignment and Transport - Day Network
131	The aviation supplier shall provide flight schedules at least thirty (30) days in advance of the Operating
132	Period. The Postal Service will create dispatch routing instructions based on the aviation supplier’s
133	flight schedule and subsequently shown on the Postal Service Dispatch and Routing (D&R) Tag.
134
135	The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to
136	the outbound flights to the aviation supplier one (1) hour before the scheduled ‘All Mail Due Aviation
137	Supplier’ column as listed in Attachment 3: Operating Plan, Day Network. The Postal Service agrees
138	to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation Supplier’ column listed
139	in Attachment 3: Operating Plan, Day Network.
140
141
142	Mail Assignment and Transport - Night Network
143	The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to
144	the outbound flights to the aviation supplier thirty (30) minutes before the scheduled ‘All Mail Due
145	Aviation Supplier’ column as listed in Attachment 4: Operating Plan, Night Network. The Postal
146	Service agrees to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation
147	Supplier’ column listed in Attachment 4: Operating Plan, Night Network.
148
149
150	Local Agreements
151	No Local Agreement (any informal agreement or working arrangement made between representatives
152	of the aviation supplier, the Postal Service, or their agents who lack authority to bind either company)
153	shall be binding, obligate the Postal Service or the aviation supplier, or otherwise give rise to any claim
154	under this contract.
155
156
157	Postal Service Performs Terminal Handling Service (THS) Operation - Day
158	Network
159	Mail will be tendered to the aviation supplier in accordance with the Operating Plan provided by the
160	aviation supplier. The aviation supplier’s Operating Plan will be provided thirty (30) days before the
161	start up of the Operating Period. The aviation supplier’s Operating Plan will specify the following
162	information:
163
164	Specific Type of Airline ULD per origin / destination
165	Destination of Airline ULD – Direct (bypass)

[1]    X1 refers to the day of the week that service will not be performed. The days of the week are numbered consecutively from 1  through 7 beginning with Monday (1). “X1” means that service will operate each day of the week except Monday.

[2]    X67 refers to the days of the week that service will not be performed. “X67” means that service will operate each day of the  week except Saturday and Sunday.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

166	Destination of Airline ULD – Mixed (to be sorted at hub)
167
168	The Operating Plan will be mutually agreed upon prior to implementation.
169
170	The aviation supplier will transport, scan, and deliver the ULDs to the specific Service Points listed in
171	Attachment 3: Operating Plan, Day Network. The Postal Service or its representative will build the
172	ULDs in conformance with the aviation supplier’s Operating Plan.
173
174	The aviation supplier will perform the following activities including, but not limited to:
175
176	a. Sorting and scanning mail at an aviation supplier hub, as necessary, which also may include
177	re-wrap and reapplication of Distribution & Routing (D&R) Tags to mail requiring such
178	treatment, and dispatch on service responsive transportation
179
180	b. In the unlikely event that mail tendered to the aviation supplier is in excess (overflow) of what
181	may be transported, the aviation supplier shall:
182	i. Secure the mail.
183	ii. Scan all Handling Units and record the number of pieces, weight, and destination of
184	all overflow Handling Units.
185	iii. Immediately notify the local Postal official after becoming aware of an overflow
186	situation. The Postal official will direct the aviation supplier to either hold the mail for
187	the next outbound flight or return it to the designated Postal facility.
188	iv. Prepare all overflow mail for delivery to the local designated Postal facility within
189	twenty (20) minutes of receipt of Postal direction.
190	v. Provide a written report of the overflow to the local Postal official with a copy to the
191	COR.
192
193	When transporting mail in carts, containers, or other vehicles, the mail must be securely enclosed to
194	protect it from loss, depredation, and damage. The aviation supplier will stage mail in a secure area
195	while in its possession. The aviation supplier is not allowed to transport mail in the cabs of its vehicles
196	except for mail containing live animals.
197
198
199	Aviation Supplier Planned Accommodation - Day Network
200	The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from
201	each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set
202	forth in this contract.
203
204	FedEx will accept mail from Origin air stops as identified in Attachment 3 Operating Plan - Day
205	Network in excess of 105% of Planned Capacity on a space available basis.
206
207	If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’
208	column as shown in Attachment 3: Operating Plan, Day Network, the aviation supplier has the right to
209	refuse that volume.
210
211	Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 3:
212	Operating Plan, Day Network, shall be subject to the same service commitments as mail tendered at
213	or before the ‘All Mail Due Aviation Supplier’ column.
214
215

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

216
217	Aviation Supplier Planned Accommodation - Night Network
218	The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from
219	each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set
220	forth in this contract.
221
222	If the Postal Service tenders mail in excess of 120% of the Planned Capacity for that Service Point,
223	the aviation supplier may refuse to transport the excess tender. If the volume is accepted, the same
224	service requirements apply.
225
226	If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’
227	column as shown in Attachment 4: Operating Plan, Night Network, the aviation supplier has the right to
228	refuse that volume.
229
230	Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 4:
231	Operating Plan, Night Network, shall be subject to the same service commitments as mail tendered at
232	or before the ‘All Mail Due Aviation Supplier’ column.
233
234
235	Delivery - Day Network
236	The aviation supplier will deliver mail to a destination Service Point by the scheduled ‘Latest Delivery
237	Time to Postal Service’ column in Attachment 3: Operating Plan, Day Network.
238
239
240	Delivery - Night Network
241	The aviation supplier will deliver mail to a Service Point by the scheduled ’Latest Delivery Time to
242	Postal Service’ column in Attachment 4: Operating Plan, Night Network, on or before the scheduled
243	delivery day (D+1) on Attachment 4: Operating Plan, Night Network. “D+1” is defined as the day
244	following acceptance by the aviation supplier.
245
246	At destination, the aviation supplier is required to unload the mail from the ULDs received, scan, and
247	deliver the mail to the Postal Service.
248
249
250	Saturday Delivery - Day Network
251	See Attachment 3: Operating Plan, Day Network, for details on Saturday delivery.
252
253
254	Specific Delivery Instructions
255	The aviation supplier shall:
256	a. Assist in loading and dispatching all outbound surface vehicles, as required
257
258	b. Must develop a cooperative line of communication with the Postal Service to ensure the timely
259	delivery and dispatch of mail. All efforts shall be made to provide an efficient and effective
260	delivery to the Postal Service.
261
262
263	Boarding Priority - Day Network
264	The aviation supplier must board accepted mail using the following mail boarding preference order:
265	a. Registered (Con-Con) Mail
266
267	b. Lives
268
269	c. Perishables
270
271	d. HAZMAT, regardless of mail class

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272
273	e. Domestic Priority and Express Mail
274
275	f. First-Class Mail
276
277	g. All Other Mail
278
279	The Manager, Air Transportation Operations, or a Postal Service designee, will determine if the Postal
280	Service should repossess any mail without exercising rights as described in the section titled
281	Repossession of Mail by the Postal Service.
282
283
284	Boarding Priority - Night Network
285	The aviation supplier must board accepted mail using the following mail boarding preference order:
286	a. Express Mail
287	b. All other classes of mail
288
289
290	Repossession of Mail by the Postal Service
291	The Postal Service may, at any time, require the aviation supplier to return to the local Postal Service
292	representative or agent at a Service Point, any or all of the mail in its possession at that location or the
293	Postal Service may take possession of such mail from the aviation supplier.
294
295
296	Treatment of Exceptional Types of Mail
297	1. Tagging of Hazardous Material
298	The aviation supplier may carry mailable HAZMAT, subject to applicable law, rules and
299	regulations, including, without limitation:
300
301	a. ORM-D Air
302	“ORM-D” stands for “Other Regulated Material-Class D.” ORM-D is a term developed by
303	the Department of Transportation (DOT) that signifies the hazard class associated with a
304	consumer commodity. Most hazardous materials accepted by the Postal Service for
305	mailing are classified as ORM-D. A package marked ORM-D meets the standards for
306	surface transportation only. “ORM-D-Air” signifies that the item meets the requirements
307	for air and surface transportation.
308
309	The Postal Service currently accepts limited quantity alternative marking options (square
310	on point) for ORM-D and ORM-D-Air and plans to adopt mandatory effective dates as
311	identified by the Department of Transportation. There are no intended changes to
312	quantity limits, package weights, or documentation requirements for these mailable
313	materials.
314
315	b. Division Class 6.2
316	Division Class 6.2 materials are not permitted in international mail or domestic mail,
317	except when they are intended for medical or veterinary use, research, or laboratory
318	certification related to the public health. These materials are permitted only when they are
319	properly prepared for mailing to withstand shocks, pressure changes, and other conditions
320	related to ordinary handling in transit.
321
322	c. Division Class 9
323	Division Class 9 items are miscellaneous hazardous materials or substance articles that
324	present a hazard during transportation but do not meet the definition of any other hazard
325	class. Examples of miscellaneous hazardous materials (not all of which are mailable)
326	include solid dry ice, elevated temperature substances, environmentally hazardous
327	substances, life-saving appliances, and asbestos.
328

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329	d. Hazardous and Dangerous Goods
330	The aviation supplier will accept all Dangerous Goods as defined in the Domestic Mail
331	Manual, section 601.10. All Dangerous Goods will be tendered on the Night Network.
332	The Postal Service will be in compliance with the current International Air Transport
333	Association (IATA) allowed variations as listed for the aviation supplier. The Postal
334	Service will tender all Dangerous Goods at least two hours prior to the tender time shown
335	in Attachment 4: Operating Plan, Night Network. The Postal Service shall not tender any
336	used sharps. Any future changes to Hazardous and Dangerous Goods requirements will
337	be reviewed and must be acceptable to the aviation supplier prior to implementation of the
338	changes.
339
340	e. All other hazardous material that is packaged and distributed in a quantity and form
341	intended or suitable for retail sale and designed for consumption by individuals for their
342	personal care or household use purposes; reference
343	http://pe.usps.gov/text/dmm300/601.htm#wp1065003.
344
345	2. Assignment of Hazardous Materials
346	a. The tender of all hazardous materials will be performed a minimum of two (2) hours prior
347	to the final tender time of the intended flight.
348
349	b. The desired flight assignment of HAZMAT is to non-stop or direct flights.
350
351	c. No surcharge is offered for the transportation of HAZMAT mail.
352
353	d. A copy of the manifest and the assigned item MUST be handed to an aviation supplier
354	representative a minimum of two (2) hours prior to the closeout time of the intended flight.
355	The aviation supplier representative will be responsible for ensuring that the information
356	on the postal manifest which includes the number of pieces, weight, and appropriate
357	shipper’s certification detail is incorporated onto the aircraft load manifest and pilot
358	notification paperwork as outlined in CFR 49, Part 175, Carriage by Aircraft.
359
360	e. Aviation supplier Refusal to Accept Hazardous Materials: If the aviation supplier refuses
361	to accept a properly prepared HAZMAT item, it shall document the reasons leading to the
362	refusal. Documentation will include:
363	i. Name and address of mailer and air carrier;
364	ii. The type and amount of hazardous material; and
365	iii. The reason for refusal.
366
367	f. HAZMAT Spills, Releases, Incidents, and Emergencies
368	i. While in the possession of the aviation supplier, but not on board an aircraft:
369	Hazardous Material items which are damaged must not be boarded on the
370	aircraft. HAZMAT incidents which occur following the tender but prior to
371	boarding of the aircraft, or after unloading from an aircraft and before delivery
372	to the Postal Service, causing injury, illness, significant property damage, or
373	disruption in operations will require the aviation supplier to enter the required
374	information into the Mail Piece Incident Reporting Tool (MIRT), a Postal
375	Service intranet tool for the collection of information on leaking and other non-
376	mailable items.
377
378	ii. While on board an aircraft:
379	Any incident which occurs while on board an aircraft will require the aviation
380	supplier to complete a Department of Transportation (DOT) Form F 5800.1
381	(01-2004), Hazardous Materials Incident Report. A copy of this form must be
382	sent to the COR within twenty-four (24) hours of the incident with all
383	information available. The incident type is not limited to hazardous material
384	and may include hazardous cargo spills which come in contact with the mail.
385

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Contract ACN-13-FX

Part 1: Statement of Work

386
387	Perishable Mail and Live Mail
388	The aviation supplier will be required to transport as mail perishable items which the Postal Service
389	has accepted as mailable under Domestic Mail Manual (DMM) 601, sub section 9.0, including live
390	animals as discussed at DMM 601 subsection 9.3. The Postal Service will notify the aviation supplier
391	a minimum of two (2) hours prior to the ‘All Mail Due Aviation Supplier’ time as listed in Attachment 3:
392	Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network, of the intended flight
393	of known perishable mail, including live animals.
394
395	Attachment 11: Perishable Mail and Lives, details the requirements for preparation and tender of
396	perishable mail and live animal shipments.
397
398
399	Registered Mail
400	The aviation supplier will accept Registered Mail provided in Con-Cons for the Day Network only.
401	Registered Mail Con-Cons will be a part of the Planned Capacity and will be tendered in accordance
402	with Attachment 3: Operating Plan, Day Network.
403
404	Upon request, the aviation supplier shall furnish the Postal Service the following information
405	concerning Registered Mail:
406	• Aircraft number,
407	• Aircraft compartment location,
408	• Actual flight departure time, and
409	• Any accident or irregularity which occurs to a flight containing Registered Mail.
410
411	Registered Mail Handling Units will have a D&R Tag affixed indicating the final destination air stop.
412	This Handling Unit shall remain intact and shall not be opened by the aviation supplier. The desired
413	routing for Registered Mail shipments will be to non-stop or direct flights only.
414
415	The aviation supplier shall advise the U.S. Postal Inspection Service, local Postal Service
416	representatives, and will send an email message to the COR of any Registered Mail that does not
417	make its planned dispatch for disposition instructions.
418
419
420	Offshore Capacity Requirement - Day Network
421
422	The aviation supplier shall make available at least the volumes, in cubic feet (ft3), by day of week into
423	and out of Anchorage (ANC), Honolulu (HNL), and San Juan (SJU) in accordance with the Origin
424	Airstop Level Distribution (CUFT) and Destinating Airstop Level Distribution (CUFT) as set forth in
425	Attachment 18: Volume Acceptance Worksheet. The Origin Airstop Level Percentage and
426	Destinating Airstop Level Percentage are not applicable in the determination of the aviation supplier’s
427	offshore capacity obligation. The Postal Service may increase the capacity to SJU, HNL and/or ANC
428	as needed through the planning process by mutual agreement with the aviation supplier or may
429	increase the capacity to SJU and/or HNL through the unilateral exercise of option one and / or option
430	two as set forth in Attachment 21: Offshore Capacity Options.
431
432	In the event that destinating offshore volumes exceed the volumes listed in “Offshore Capacity
433	Requirement - Day Network” at the Aviation Supplier’s Memphis hub, the excess volume will receive a
434	scan in Memphis that qualifies as a Delivery Scan. This scan will fulfill the requirement that the
435	aviation supplier obtain a destination Delivery Scan under Payment Procedures. The time of the scan
436	will also be used to measure performance under Performance Requirements and Measurement and in
437	the assessment of reductions under Reduction of Payment.
438
439	All destinating offshore volume will move to the offshore destination as part of the Aviation Supplier’s
440	services under this contract, on a first-in, first-out basis. The Aviation Supplier is still responsible for
441	performing a Delivery Scan when the volume is tendered to the Postal Service at the offshore
442	destination.

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Contract ACN-13-FX

Part 1: Statement of Work

443
444
445	Volume Commitment - General Information
446	The Day Network operating week is defined as Tuesday through Sunday inclusive (X1).
447
448	The Night Network operating week is defined as Monday through Friday inclusive (X67).
449
450	The Postal Service is not obligated to request consistent capacity by day of the week. Requests for
451	capacity are detailed in the Ordering Process sections.
452
453	The following constitute the only minimum volume guarantees under this contract:
454	• Contract Volume Minimum of [*] cubic feet on the Day Network.
455	• The Contract Volume Minimum may be reduced in accordance with Clause 4-1:
456	General Terms and Conditions, paragraph m, and Frequency Adjustment found in
457	Part 3: Contract Clauses.
458
459	[*]
460
461
462
463
464	• 90% of Planned Capacity for the Night Network for each Operating Period
465
466	Any monies due as a result of the Postal Service not meeting its Contract Volume Minimum or its
467	Operating Period Volume Minimum as measured and calculated at the end of each Operating Period
468	will be included as part of the Operating Period’s reconciliation process.
469
470	On operating days where volume for lanes with Planned Capacity is withdrawn, withheld, or not
471	transported under the Repossession of Mail by the Postal Service or Force Majeure sections, that
472	volume will not be included in calculating the Operating Period Volume Minimum. The Contract
473	Volume Minimum will be reduced for the Operating Period by the amount of that volume.
474
475
476	Volume Commitment - Contract Volume Minimum - Day Network
477	A minimum of [*] cubic feet per operational day, averaged across six (6) days per week, and
478	measured across each Operating Period, will constitute the Contract Volume Minimum guaranteed to
479	be paid by the Postal Service.
480
481
482	Operating Period Volume Minimum - Day Network
483	[*]
484
485
486
487
488
489
490
491
492
493
494	Operating Period Volume Minimum - Night Network
495	[*]
496
497

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Contract ACN-13-FX

Part 1: Statement of Work

498	[*]
499
500
501
502
503
504
505	Volume Commitment - Holiday - Day Network
506	Each holiday will be addressed separately between the parties during the Ordering Process. The
507	holidays are:
508	• New Year’s Day (widely observed)
509	• Martin Luther King Day
510	• Presidents’ Day
511	• Memorial Day (widely observed)
512	• Independence Day (widely observed)
513	• Labor Day (widely observed)
514	• Columbus Day
515	• Veterans Day
516	• Thanksgiving (widely observed)
517	• Christmas (widely observed)
518
519	For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the
520	following days will not be included:
521	• Widely observed holidays
522	• The day following the widely observed holidays that occur on a Monday
523	• Non-widely observed holidays that occur on a Monday
524
525	For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the
526	following days will be included at a 50% volume level:
527	• The day following widely observed holidays not occurring on a Monday
528	• Non-widely observed holidays not occurring on a Monday
529	• The day after a non-widely observed holiday
530
531
532	Volume Commitment - Holiday - Night Network
533	Each holiday will be addressed separately between the parties during the Ordering Process. The
534	holidays are:
535	• New Year’s Day (widely observed)
536	• Martin Luther King Day
537	• Presidents’ Day
538	• Memorial Day (widely observed)
539	• Independence Day (widely observed)
540	• Labor Day (widely observed)
541	• Columbus Day
542	• Veterans’ Day
543	• Thanksgiving (widely observed)
544	• Christmas (widely observed)
545
546	The widely observed holidays will not be included in the Operating Period Volume Minimum
547	calculation.
548
549	The non-widely observed holidays will be included at a 50% volume level in the Operating Period
550	Volume Minimum calculation.
551
552

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

553	Operating Periods
554
555	The Operating Periods shall be those monthly operating periods established and utilized by the
556	aviation supplier in its general operations. The Operating Periods for the time period from October 2,
557	2017 – September 29, 2024 are set forth in the revised Attachment 1: Aviation Supplier Operating
558	Periods. The aviation supplier will provide any updates or changes to the Aviation Supplier Operating
559	Periods not identified in Attachment 1 at least 24 months in advance of each such Operating Period.
560	Each Operating Period will be either four or five weeks. The Peak Operating Periods are and will be
561	designated in Attachment 1: Aviation Supplier Operating Periods.
562
563	Ordering Process - Non-Peak - Day Network
564	The Postal Service will provide the aviation supplier mail volumes in accordance with the identified
565	schedule specified below. The forecasting structure will specify each origin / destination lane pair
566	including cubic feet by day of week for the pairs. The Postal Service will request capacity based on
567	specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan, and a
568	Sunday plan (i.e., Combined Distribution).
569
570	By October 1, 2018, the Postal Service may elect to change the requested capacity distribution from
571	the current Combined Distribution (Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday
572	plan, and a Sunday plan), to a Daily Distribution (a Tuesday plan, a Wednesday plan, a Thursday
573	plan, a Friday plan, a Saturday plan, and a Sunday plan), and the aviation supplier must accept the
574	volume in the Attachment 18 using the elected distribution method per current operating rules. The
575	aviation supplier will implement the change as soon as practicable but no later than 150 calendar days
576	after receiving the request. If the Postal Service elects to change the requested capacity distribution
577	to the Daily Distribution, the Postal Service will retain the right to revert back to the Combined
578	Distribution within three (3) years of implementation of the Daily Distribution. The aviation supplier will
579	implement the change back to a Combined Distribution as soon as practicable but no later than six (6)
580	months following receipt by the aviation supplier of the Postal Service’s notice. The associated pricing
581	will become effective six (6) months after the Aviation Supplier’s receipt of the notice.
582
583	If the Postal Service elects to request capacity based on the Daily Distribution, the following will apply:
584
585	a. [*]
586
587
588
589
590
591	b. The Postal Service will request capacity based on specific plans for a Tuesday plan, a
592	Wednesday plan, a Thursday plan, a Friday plan, a Saturday plan, and a Sunday plan.
593
594	The Postal Service will provide the aviation supplier a request for capacity, lane by lane, expressed in
595	cubic feet, one hundred-twenty (120) days prior to the beginning of an Operating Period. The aviation
596	supplier is required to offer the Postal Service the Target Planned Capacity and the distribution of the
597	Target Planned Capacity by origin, destination, and day of week as set forth in Attachment 18:
598	Volume Acceptance Worksheet, excluding offshore locations (ANC, HNL, and SJU). For the offshore
599	locations, the aviation supplier shall offer the Postal Service the volumes, in cubic feet, as set forth
600	under Offshore Capacity Requirement – Day Network section of this contract. If the average daily
601	volume for any eight (8) consecutive Operating Periods is less than [*] of the Target Planned
602	Capacity, the aviation supplier may elect to reduce the Target Planned Capacity to the ADV of the
603	previous twelve (12) Operating Periods. If the aviation supplier elects to reduce the Target Planned
604	Capacity, the distribution of the Target Planned Capacity by origin, destination, and day of week shall
605	remain unchanged. If the Target Planned Capacity is reduced below [*] cubic feet ADV, then
606	any modifications to the Tier pricing and volume ranges as a result of the Postal Service electing a
607	[*] as set forth below, except such adjustments made to pricing as a result of the
608	exercise of other options under this Agreement, will revert back to the Tier pricing and volume ranges
609	effective February 27, 2017 upon implementation of the change. Any Network Expansion Fees paid

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

610	under prior Postal Service [*] elections will be non-refundable. The aviation supplier will
611	implement the change as soon as practicable but no later than 150 days after electing to reduce the
612	Target Planned Capacity. In no event will any adjustment to the Base Tier Rate result in an increase
613	or reduction of the Base Tier from 350,000 cubic feet ADV.
614
615	The Target Planned Capacity may be adjusted in accordance with the terms as set forth below.
616	Offshore (Anchorage, Alaska; Honolulu, Hawaii; and San Juan, Puerto Rico) and Road Feeder
617	Service locations (as designated in ACN-13-FX Attachment 3: Operating Plan, Day Network) are
618	excluded from these terms.
619
620	[*]
621
622
623
624
625
626
627
628
629
630
631
632
633
634
635
636
637
638
639
640
641
642
643
644
645
646
647
648
649
650
651
652
653
654
655
656
657
658
659
660
661
662
663
664
665

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

666	[*]
667
668
669
670
671
672
673
674
675
676
677
678
679	Over the course of the Ordering Process for two (2) Operating Periods, the Postal Service may reduce
680	volume down to the Contract Volume Minimum.
681
682	The request for capacity shall be presented to the aviation supplier in a mutually agreed upon
683	electronic origin / destination format.
684
685	Bypass containers will be allocated in lanes where the requested capacity is greater than one hundred
686	and ten (110) percent of the cubic capacity of the ULD configuration for the aircraft planned for the
687	Service Point provided there is sufficient space to flow the Bypass container from the origin to the final
688	destination on the scheduled flights. To facilitate this process, the Postal Service and the aviation
689	supplier will jointly agree upon both Bypass and Mixed containers to be built at all origins during the
690	Ordering Process.
691
692
693	Ordering Process - Non-Peak - Night Network
694	The Postal Service will provide the aviation supplier mail volumes in accordance with the identified
695	schedule specified below. The forecasting structure will specify each origin / destination lane pair
696	including weight.
697
698	[*]
699
700
701
702
703
704
705
706
707
708	The request for capacity shall be presented to the aviation supplier in a mutually agreed upon
709	electronic origin / destination format.
710
711
712	Ordering Process - Peak - Day Network
713	The Peak Operating Period will consist of four or five individual weeks, measured and planned as
714	independent of each other. One of the five weeks of the Peak Operating Period will include the week
715	of Christmas. As such, the requested volume capacity will include the Christmas week. The
716	forecasting structure will specify each origin / destination lane pair including weight or cubic feet by
717	day of week for the pairs. Under the Combined Distribution, referenced above, the Postal Service will
718	request capacity based on specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, a
719	Saturday plan and a Sunday plan. Under the Daily Distribution, referenced above, the Postal Service
720	will request capacity based on specific plans for a Tuesday plan, a Wednesday plan, a Thursday plan,
721	a Friday plan, a Saturday plan, and a Sunday plan.
722

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

723
724
725	The aviation supplier will make available for the Peak Operating Period for the Day Network volume
726	greater than or equal to 120% of the average Planned Capacity of the eleven non-Peak Operating
727	Periods prior to the applicable Peak Operating Period. The daily and weekly Peak capacity allocation
728	percentages will, at a minimum, align with the previous Peak Operating Period’s Planned Capacity.
729	For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for
730	capacity by lane, expressed in cubic feet, one hundred fifty (150) days prior to the beginning of the
731	Peak Operating Period. The request for capacity shall be presented to the aviation supplier in a
732	mutually agreed upon electronic origin / destination format. The aviation supplier will reply to the
733	request by providing the Postal Service with its response expressed in cubic feet one hundred twenty
734	(120) days prior to the start of the Peak Operating Period. The Postal Service will communicate its
735	acceptance of the aviation supplier’s response ninety (90) days prior to the commencement of the
736	Peak Operating Period. The Postal Service acceptance establishes the Planned Capacity for the
737	Peak Operating Period.
738
739	If either party is more than 10 days late in providing the requests and responses set forth in this
740	paragraph, the other party may elect to use the preceding year’s Peak Planned Capacity for the Peak
741	period in question.
742
743	The Operating Period Minimum Volume for Peak will be [*] of the Planned Capacity.
744
745	The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from
746	each origin daily.
747
748
749	Ordering Process - Peak - Night Network
750	The Peak Operating Period will consist four or five individual weeks, measured and planned as
751	independent of each other. One of the five weeks of the Peak Operating Period will include the week
752	of Christmas. As such, the requested volume capacity will include the Christmas week. The
753	forecasting structure will specify each origin / destination lane pair including weight.
754
755	For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for
756	capacity by lane, expressed in pounds, one hundred fifty (150) days prior to the beginning of the Peak
757	Operating Period. The request for capacity shall be presented to the aviation supplier in a mutually
758	agreed upon electronic origin / destination format. The aviation supplier will reply to the request by
759	providing the Postal Service with its response expressed in pounds one hundred twenty (120) days
760	prior to the start of the Peak Operating Period. The Postal Service will communicate its acceptance of
761	the aviation supplier’s response ninety (90) days prior to the commencement of the Peak Operating
762	Period. The Postal Service acceptance establishes the Planned Capacity for the Peak Operating
763	Period.
764
765	The Operating Period Minimum Volume for Peak will be [*] of the Planned Capacity.
766
767	The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from
768	each origin daily.
769
770
771	Electronic Data Interchange (EDI)
772	The aviation supplier will provide status and operational data as specified in Attachment 7: Electronic
773	Data Interchange Service Requirements. The aviation supplier will use the EDI methods specified in
774	the attachment to transmit and receive volume, and appropriate scans from its system to the Postal
775	Service system.
776
777

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Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

778	Operational Condition Reports
779	The aviation supplier shall submit reports of hub and Service Point operating conditions on a daily
780	basis for the Day Network and the Night Network.
781
782	Some examples of these daily reports (more may be required) are: service performance reports,
783	operations reports for departures / arrivals late due to mechanical issues, operations reports for
784	departures / arrivals late due to weather and other issues, sort mail volume , mis-sent mail volume,
785	surface truck utilization, etc. The format of the report and the items reported will be mutually agreed
786	upon by the COR and the aviation supplier.
787
788	In addition to these daily reports, the aviation supplier will coordinate with and advise the COR of any
789	contingency plans to move mail delayed in transit, as soon as practical.
790
791	The table below lists the reports required initially.
792

Report Type	Name	Frequency
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Monthly
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday / Wednesday / Thursday / Saturday
Operational Reports	[*]	Monday through Thursday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday / Wednesday / Thursday / Saturday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Daily
Operational Reports	[*]	Tuesday through Sunday

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday through Sunday

793
794
795	Dimensional Weight Reports
796	The aviation supplier will provide a weekly report electronically for the Day Network of the dimensional
797	weights [*].
798	This report will provide the following information for each Piece’s Handling Unit D&R tag:
799	• Time of each Handling Unit through the sort
800	• The length of each Handling Unit
801	• The width of each Handling Unit
802	• The height of each Handling Unit
803	• The D&R tag of each Handling Unit
804
805	A sample of the report is below:
806
807	Sorter’, ‘Time Stamp’,‘Length’,‘Width’,‘Height’,‘D&R Tag’
808	‘AS002’,‘10170703012011’,‘1863’,‘1663’,‘1005’,‘1GBNP673BF’
809	‘AS002’,‘10172003012011’,‘2413’,‘1107’,‘0460’,‘1ICK9H2YF/’
810	‘AS002’,‘10172703012011’,‘3425’,‘1911’,‘0968’,‘15HPP8W7D6’
811	‘AS002’,‘10175003012011’,‘1864’,‘1200’,‘1149’,‘1FZFOM73BX’
812	‘AS002’,‘10175103012011’,‘2404’,‘1153’,‘0460’,‘17MKSORVBQ’
813
814
815	Scanning and Data Transmission
816	All scanning data required to be presented to the Postal Service shall be in an electronic format
817	acceptable to the Postal Service, containing all required data elements, and reported within two (2)
818	hours after the occurrence of a reportable event. Available data will be transmitted in EDI message
819	format at fifteen (15) minute intervals.
820
821	Scanning will be used to measure performance and serve as the basis for payment for both the Day
822	Network and the Night Network.
823
824	Technical aspects of Electronic Data Interchange and the types of messaging events are discussed in
825	Attachment 7: Electronic Data Interchange Service Requirements.
826
827	The aviation supplier will be responsible for providing technology compatible with Postal Service
828	systems for purposes of sending and receiving scanning data.
829
830	The aviation supplier will be responsible for performing the following scans of D&R Tags and ULD
831	identification tags.
832	a. Possession or Load Scan of all Handling Units and ULDs at origin Service Points, including
833	Outside Handling Units
834
835	b. Load Scan that associates the ULD to an aircraft
836
837	c. [*]
838
839

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

840	d. [*]
841
842
843
844
845
846
847
848
849
850
851
852
853
854
855
856
857
858
859
860
861
862
863
864
865
866
867
868
869
870
871
872
873	e. [*]
874
875
876	f. Delivery Scan of each Handling Unit and ULD at the specified delivery Service Point.
877
878
879	Performance Requirements and Measurement
880	Mail delivery performance will be measured against the contract requirements based upon transmitted
881	scan data.
882
883	Delivery performance requirements are:
884
885	Day Network: [*]
886
887	Night Network: [*]
888
889	Peak Operating Period: [*] for the Day and Night Networks
890
891	Delivery performance will be measured across an Operating Period on a lane-by-lane basis, using
892	actual scan delivery time versus Required Delivery Time (RDT), as outlined in Attachment 3:
893	Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.
894
895	Delivery performance will be measured using the following methodology:
896

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

897	a. The Postal Service will scan all Handling Units at origin.
898	b. The Postal Service will nest all Handling Units into ULDs at origin.
899	c. The Postal Service will tender the nested ULDs to the aviation supplier at origin.
900	d. The aviation supplier will scan the ULDs with a Possession Scan at origin.
901	e. The aviation supplier will scan all Handling Units processed through the sort at the hub.
902	f. The aviation supplier will nest all Handling Units to ULDs departing from the hub.
903	g. The aviation supplier will scan the ULDs as delivered to the Postal Service upon arrival at
904	destination.
905	h. The Postal Service will break the ULDs and scan / de-nest all Handling Units.
906
907	Delivery performance will be measured for all ULDs and Handling Units receiving at least a Delivery
908	Scan by the aviation supplier.
909
910	The Postal Service will provide data to the aviation supplier via electronic files. The electronic file will
911	show the nested date and time into the ULD, the possession time and date from the aviation supplier,
912	the delivery time and date from the aviation supplier, and the de-nested break time and date from the
913	Postal Service. Additionally, the files will show the weights of each Handling Unit.
914
915	Delivery performance on a lane level basis will be calculated as follows:
916
917
918	Total on-time Handling Units, by lane, for the Operating Period, receiving a Delivery Scan
919
920	Divided by
921
922	Total Handling Units, by lane, for the Operating Period, receiving a Delivery Scan
923
924
925	Reduction of Payment
926	If the calculated delivery performance is less than the delivery performance requirement, the late D&R
927	tags will be ordered chronologically by the RDT. The percentage of D&R tags corresponding to the
928	difference between [*] and the delivery performance requirement (i.e., [*] (Day Network),[*]
929	(Night Network) or [*] (Peak Operating Period)) will not be assessed a reduction in payment. The
930	remaining late D&R tags will be assessed a reduction in payment as follows:
931
932	a. All Handling Units delivered up to thirty (30) minutes late will not be considered for purposes of
933	calculating reduction of the Transportation Payment, but will be considered in the overall
934	service calculation.
935
936	b. All Handling Units delivered from thirty-one (31) minutes up to one (1) hour to late will be
937	subject to a [*] reduction of the Transportation Payment.
938
939	c. All Handling Units delivered 1 hour and one minute late or later will be subject to a [*]
940	reduction of the Transportation Payment.
941
942	The reduction in payment will be based on a conversion of the weight of the late Handling Units to
943	cubic feet by the applicable contract density and will be applied at the base or the tier in which the late
944	delivery occurred.
945
946	Handling Units that represent the amount of mail that FedEx accepts in excess of 105% of the
947	Operating Period’s Planned Capacity by Operating Day will not be assessed a reduction of payment
948	under Part 1: Statement of Work Reduction of Payment or be taken into account under Part 1:
949	Statement of Work Performance Requirements and Measurement.
950
951	a. Handling Units in excess of 105% of the Operating Period’s Planned Capacity will be identified
952	by determining the actual volume, in cubic feet (weight of the Handling Units divided by the

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

953	contract density for the applicable Operating Period), delivered each day to each destination
954	that is in excess of 105% of the Planned Capacity for the relevant destination.
955
956	b. In each instance, “volume in excess of 105%” will be the latest volume to arrive as evidenced
957	by the delivery scans.
958
959
960	Performance Management
961	The aviation supplier and the Postal Service will meet once a quarter (at a minimum) to discuss items
962	such as the following:
963
964	a. Cost Control
965	b. Holiday Operations and Planning
966	c. Aviation Supplier Performance
967	d. Peak Season Planning
968	e. Quality
969	f. Ramp Operations
970	g. Reconciliation of Irregularities
971	h. Security
972	i. Technology Issues
973	j. Tender and Delivery Hygiene
974	k. Volume Planning
975	l. Other Pertinent Topics
976
977
978	Sustainability
979	The aviation supplier must provide following sustainability metrics at the times specified below:
980
981	a. All greenhouse gas emission estimates that are attributed to the transport of Postal Service
982	mail products via air and (if applicable) ground transport by the aviation supplier.
983	i. Emissions in a standard unit – CO2e
984	ii. Total weight of Postal Service products contributing to the emissions in the Calendar
985	Year.
986	iii. Total air miles travelled to transport the Postal Service products per Calendar Year.
987	iv. High level summary describing methodology which could include the basis for the
988	Postal Service emissions allocation such as space, cost, weight, number of packages
989	or other methods used to derive numbers. For example, estimates based on gallons
990	used, flight characteristics, or both.
991	v. Assurance letter of independent verification of Scope 1, 2, and 3 data.
992	• Scope 1: Emissions arising from when the aviation supplier burns fuel in its
993	aircraft or its owned buildings
994	• Scope 2: Emissions from purchased electricity or steam.
995	• Scope 3: Emissions arising from activities over which the aviation supplier
996	has less control.
997
998	b. Fiscal Year (October through September) and Calendar Year (January through December)
999	greenhouse gas emissions data to be received by the Postal Service no later than three (3)
1000	months after the close of the fiscal and calendar year.
1001
1002	The aviation supplier will convene a meeting with the Postal Service no later thirty (30) days after
1003	contract award to discuss high level greenhouse gas emissions estimation methodologies and network
1004	boundaries.
1005
1006	The aviation supplier will hold quarterly meetings with the Postal Service to discuss reporting
1007	methodology developments, boundaries and notification of estimation methodology or boundary
1008	changes.
1009

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1010
1011	Security
1012	See Attachment 8: Investigative / Security Protocol and Guidelines.
1013
1014
1015	Postal Service Employees Allowed Access
1016	The aviation supplier shall allow escorted Postal officials showing proper credentials access to all
1017	buildings, field areas, ground equipment being used to sort, stage, or transport mail under this contract
1018	or under any subcontract services performed under this contract. Government regulations (e.g.,
1019	Transportation Security Administration) will supersede this section.
1020
1021	The aviation supplier will allow unescorted access to Postal Service employees stationed on the
1022	aviation supplier’s premises pending compliance with all required processes. Photography or
1023	videotaping will not be permitted except as outlined in the security protocols.
1024
1025
1026	Personnel Screening
1027	In general, the Postal Service accepts air carrier security program requirements set forth by the
1028	Transportation Security Administration (TSA). In addition to these, the Postal Service also mandates
1029	additional requirements.
1030
1031	The Postal Service is aware that the aviation supplier must implement its human resources programs
1032	in accordance with certain state laws and that in that respect there may be certain deviations to the
1033	literal application of some of the Postal Service requirements set forth herein.
1034
1035	In the event the aviation supplier establishes that a state law prohibits it from requesting from its
1036	employees or prospective employees any or all of the information requested in responses to questions
1037	21a through 21e of PS Form 2025, Contract Personnel Questionnaire, as required by 1.c below, or
1038	from certifying, as the result of a criminal records check, to any of the items requested under 1.b,
1039	Criminal History, below, the aviation supplier shall be relieved of its contractual obligation to require
1040	employees or prospective employees to respond to the portions of those questions requesting the
1041	prohibited information or to provide that information as part of its criminal records check. In these
1042	situations, the Postal Service Security Investigations Service Center (SISC) shall conduct the required
1043	criminal checks as outlined in 1.b. below.
1044
1045	To establish the existence and the extent of the prohibitory effect of any such state law referenced
1046	above, the aviation supplier shall provide to the SISC documentary evidence (including a copy of the
1047	state law) demonstrating the stated prohibition. The Postal Service’s concurrence about the
1048	prohibitory nature of a state law shall not be unreasonably withheld.
1049
1050	The Contracting Officer may, in consultation with the aviation supplier and the U.S. Postal Inspection
1051	Service, grant other appropriate deviations or implement alternate processes to the standard U.S.
1052	Postal Inspection Service requirements by letter.
1053
1054	Applicability
1055	Individuals providing services to the Postal Service under this contract (including aviation suppliers,
1056	employees of aviation suppliers, and subcontractors and their employees at all levels), hereinafter,
1057	“individuals,” who have been hired after the effective date of this contract and whose duties will or
1058	likely may involve handing the mail must obtain a security clearance from the Postal Service, as
1059	provided herein. Access to the mail as defined by 3.a below is permitted as soon as the security
1060	clearance package has been submitted to the SISC in Memphis.
1061
1062	If the aviation supplier commences a new operation (internally or with an aviation supplier) for the
1063	purpose of processing Postal volume, the employees hired since the effective date of this contract will
1064	be subject to Personnel Screening.
1065

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1066	Access to the mail is permitted as soon as the security clearance package has been submitted to the
1067	SISC in Memphis. If the aviation supplier has ground handling services performed at air stops by
1068	another aviation supplier (subcontractor), and if, to the best knowledge of the prime aviation supplier,
1069	that subcontractor is in compliance with the provisions of this clause, the prime aviation supplier may
1070	certify that fact to the Contracting Officer in writing, and thereby be relieved of the primary
1071	responsibility for personnel screening. Prime aviation suppliers are in all cases responsible for
1072	meeting these screening requirements for all persons having access to the mail who are their direct
1073	employees. For example, if ABC, Inc. is an aviation supplier, and it performs ground handling services
1074	at one or more air stops for CDE, Inc., CDE must certify in writing that:
1075
1076	I certify that at the following air stops ground handling services are being performed by ABC,
1077	and that to the best of my knowledge, ABC is an aviation supplier of air transportation services
1078	under contract number . A listing of airports served by ABC is attached hereto as follows.
1079
1080	Aviation suppliers must have clauses in their contracts with subcontractors requiring adherence to the
1081	Postal Service screening procedures contained in this contract.
1082
1083	1. Requirements: The aviation supplier, when employing individuals who will or are likely to
1084	handle the mail in the performance of their duties under this contract, must provide the
1085	following documentation as early as possible to the Security Investigations Services Center
1086	(SISC), 225 N. Humphreys Blvd., 4th floor, Memphis, Tennessee, 38161-0001 for those
1087	individual aviation supplier employees who will or are likely to handle the mail in the
1088	performance of their duties. (Form can be obtained by calling the SISC at (901) 747-7712 or
1089	by email at Meg@uspis.gov.)
1090	The items listed in sub-sections 1 through 4 and a through c below must be completed prior to
1091	the employee being granted permission to handle mail. For purposes of this requirement, the
1092	term “completed” means that all tasks have been done, and the required submissions to the
1093	SISC in Memphis have been made.
1094
1095	1. Completed PS Form 2181-C. This form must be dated within 90 days of receipt by
1096	the SISC.
1097
1098	2. PS Form 2025. Each item on the PS Form 2025 must be addressed. Applicants
1099	must provide their complete residential address, including city, state, and ZIP+4. The
1100	form must be signed and dated by the applicant within 90 days of receipt by the SISC.
1101
1102	3. The aviation supplier must obtain and provide to the SISC two original fingerprint
1103	cards (FD-258) for each applicant. The signature of the applicant and the individual
1104	taking the prints must be on each FD-258. In lieu of submitting fingerprint cards, a
1105	FBI rap sheet may be submitted, provided it is dated within 90 days of receipt by the
1106	SISC. The Postal Inspection Service will provide additional fingerprint cards for
1107	aviation supplier use. These additional forms may be obtained by calling the
1108	Memphis office at (901) 747-7712 or via email at Meg@uspis.gov
1109
1110	4. Certification and Transmittal Cover Sheet documenting Criminal History records check
1111	as required by subsection (b) below. The Certification and Transmittal cover sheet
1112	must include the administrative officer’s name, telephone number, facility name, email
1113	address and mailing address.
1114
1115	The aviation supplier is required to maintain all certifications required in sections a., b., and c
1116	for the length of the contract.
1117
1118	a. Drug Screening: The aviation supplier must certify that individuals providing service
1119	under this contract have passed a screening test for those substances identified by the
1120	Substance Abuse and Mental Health Services Administration (SAMHSA) as the five (5)
1121	most abused substances which are cocaine, marijuana, amphetamine /
1122	methamphetamine, opiates, and phencyclidine (PCP). The tests must be performed by a

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1123	SAMHSA approved certified laboratory. The drug test must meet the cut-off levels
1124	established by SAMHSA. All drug screening tests must be completed within ninety (90)
1125	days prior to having access to the mail since drug tests older than ninety (90) days are
1126	invalid and must be redone. The prime aviation suppliers and all subcontractors must
1127	maintain the name of the institution conducting the test and a document indicating if the
1128	employee passed or tested positive.
1129
1130	b. Criminal History: The aviation supplier must certify, based upon a criminal records
1131	check (a state records check) of each employee through local agencies (state, county, or
1132	city) where the applicant has resided and worked for the past five (5) years (this may
1133	require multiple checks for applicants who live in one location and work in another
1134	location, or for applicants who have moved within that time period), that each individual:
1135
1136	i. Has not been convicted of a felony criminal violation in the past five (5) years;
1137
1138	ii. Has not been convicted of serious criminal charges (e.g. murder, rape, robbery,
1139	burglary, physical assaults, weapons violations, or drug charges [felony or
1140	misdemeanor]);
1141
1142	iii. Does not have any pending felony or serious criminal charges; and
1143
1144	iv. Is not on parole for or probation for any felony or serious criminal charges.
1145
1146	This will be documented on the Certification and Transmittal Cover Sheet. This form is
1147	provided under Personnel Security Administrative Instructions, and may be reproduced by
1148	the aviation supplier.
1149
1150	c. Citizenship: Certification of U.S. citizenship must be documented on PS Form 2025,
1151	Contract Personnel Questionnaire, or legal work status authorizing the individual to work
1152	in the United States is required. (I-9 Form, Employment Eligibility Verification, is to be
1153	used for non-citizens).
1154
1155	2. Processing:
1156	a. The Postal Service agrees to use reasonable efforts to insure that security clearance
1157	decisions are issued within thirty (30) days after the aviation supplier submits the required
1158	documents and information to the SISC. The Postal Service, however, cannot guarantee
1159	that processing will be complete within thirty (30) days due to circumstances beyond its
1160	control.
1161
1162	b. For each individual employed by the aviation supplier or any subcontractor, the aviation
1163	supplier will submit to the SISC:
1164	• Full name
1165	• Social security number
1166	• Drug screening data (1.a)
1167	• Criminal history certifications (1.b)
1168	• Both sets of fingerprints (1.c)
1169	• Citizenship certifications (1.d)
1170
1171	Upon receipt of the required documentation, the SISC will submit the fingerprint cards
1172	(1.c) to the Federal Bureau of Investigation, and perform a search of the National Crime
1173	Information Center (NCIC) Wants and Warrants and Inspection Service databases at its
1174	cost.
1175
1176	c. In cases where an individual business entity is predominant at a given airport, the
1177	Contracting Officer in consultation with the Inspection Service may approve the receipt of
1178	screening documents from that entity.
1179

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1180	d. The aviation supplier shall maintain supporting documentation for the drug screening
1181	(1.a), criminal history inquiries (1.b), and citizenship verifications (1.d) subject to review by
1182	the Postal Service, for the life of this contract in accordance with its internal procedures,
1183	advising the Inspection Service SISC on the Certification and Transmittal Cover Sheet.
1184
1185	At the employee’s local station, aviation suppliers are only required to maintain a copy of
1186	the Certification and Transmittal Cover Sheet. The Certification and Transmittal Cover
1187	Sheet is provided under Personnel Security Administrative Instructions and may be
1188	reproduced by the aviation supplier, as needed.
1189
1190	Aviation suppliers currently maintaining security screening files under existing Postal
1191	Service contracts shall continue to maintain those files.
1192
1193	Submit all forms and certifications to:
1194
1195	Memphis SISC
1196	Security Investigations Service Center
1197	225 North Humphreys Boulevard
1198	Fourth Floor, South
1199	Memphis, TN 38161-0008
1200
1201	The Postal Service intends to make its best efforts to position itself to eliminate the
1202	requirement for its set of FD-258 forms, and other submissions to be determined, through
1203	cooperation with the Federal Aviation Administration, Transportation Security
1204	Administration, and other agencies or associations to share relevant information for its
1205	regulatory purposes.
1206
1207	3. Access to the Mail – Screening Requirements:
1208	“Access to the mail” refers to individuals who scan, transport, sort, load, and unload mail to
1209	and from ground equipment and to and from the aircraft. This includes employees handling
1210	sealed ULDs. This includes individuals who have direct supervisory duties in directing the
1211	transporting, sorting, loading, and unloading of mail to and from ground equipment and
1212	aircraft. Individuals providing services to the Postal Service under this contract (including
1213	aviation suppliers, employees of aviation suppliers, and subcontractors and their employees at
1214	any tier), hereinafter, “individuals,” who have access to the mail, must obtain a security
1215	clearance from the Postal Service before such access to the mail is granted.
1216
1217	4. Denial:
1218	Persons who meet the following criteria are not permitted to have access to the mail under this
1219	contract:
1220
1221	a. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1222	who has not received a security screening in accordance with the criteria listed above
1223	under Personnel Screening.
1224
1225	b. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1226	who has been convicted of, or is on probation or parole for, or under suspended sentence
1227	for assault, theft, or weapons charges or for the illegal use, possession, sale, or transfer of
1228	controlled substances during the past five (5) years.
1229
1230	c. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1231	who has been convicted of any criminal felony violation during the past five (5) years, who
1232	is on parole, probation, or suspended sentence for commission of a criminal felony during
1233	the past five (5) years.
1234
1235	d. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1236	who has ever been convicted of theft of mail or other Postal offense.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1237
1238	e. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1239	who has an active warrant or is on probation or is on parole.
1240
1241	f. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor
1242	who has any pending felony or serious criminal charges.
1243
1244	g. Any other circumstance that in the determination of the Postal Service makes the
1245	individual unfit to provide services under this contract.
1246
1247	In the event an employee is disqualified under the above criteria, the aviation supplier has the
1248	responsibility to insure that the employee’s duties no longer involve handling mail.
1249
1250	5. Appeal Process:
1251	An individual may appeal a decision to deny access made by the Postal Inspection Service
1252	SISC by sending a letter to the Inspector In Charge, Security and Crime Prevention,
1253	Washington, DC, within three (3) weeks of the date of the denial letter. An individual may not
1254	handle the mail during the appeal process. The letter must contain the following information:
1255
1256	a. A statement that reconsideration of the decision is requested and the basis on which it is
1257	sought.
1258
1259	b. Additional information on the appellant’s behalf.
1260
1261	c. A copy of the denial letter.
1262
1263	6. Training: The Postal Service may, but is not required to, provide orientation / training for
1264	aviation suppliers during the term of this contract to clarify security clearance requirements,
1265	processes, and procedures necessary to fully implement this program.
1266
1267
1268	Payment Procedures
1269
1270	Rates and Payment General
1271	The aviation supplier will be compensated based upon properly scanned ULDs and Handling Units.
1272	The payment for each ULD and Handling Unit will be based on the network (i.e., Day or Night) to
1273	which the mail is assigned by the Postal Service. This process will allow for automated payment.
1274
1275	[*]
1276
1277
1278
1279
1280	Scan Requirements
1281	All scan requirements listed below are specified in the Scanning and Data Transmission section.
1282
1283	Night Turn Scan Requirements
1284	a. Possession Scan of all ULDs and Handling Units at the origin
1285
1286	b. Delivery Scan of all ULDs and Handling Units delivered at destination
1287
1288	Day Turn Scan Requirements
1289	a. The aviation supplier will conduct a Possession Scan of all ULDs and Handling Units at the
1290	origin.
1291
1292	b. The aviation supplier will conduct a Nest Scan associating the Handling Unit with a ULD at the
1293	hub.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1294
1295	c. The aviation supplier will conduct a Delivery Scan of all ULDs and Handling Units delivered at
1296	destination.
1297
1298	The Hub Sort Scans will be paid in accordance with the pricing listed in Attachment 10: Pricing for
1299	Handling Units sorted at the hub on the Day Network for which scans are provided. Hub Sort Scans
1300	will not be paid for Handling Units assigned to a Bypass ULD or for the Night Network.
1301
1302	[*]
1303
1304
1305
1306
1307
1308	The base and tier pricing from Attachment 10: Pricing will be applied to the volume measured in each
1309	Operating Period as follows. Volume within the base will be paid at the Base Rate. The portion of
1310	volume exceeding the base volume and falling within the Tier 1 volume will be paid at the Tier 1 rate.
1311	A similar incremental process will be applied to volume that falls within subsequent tiers.
1312
1313	Payments will be made by Electronic Funds Transfer (EFT).
1314
1315	[*]
1316
1317
1318
1319	The aviation supplier will bill additional charges not covered within the automated payments system on
1320	a weekly basis. For correct and sufficient invoices received by noon Wednesday of a given week, the
1321	Postal Service will process them so as to generate a payment by Wednesday, three (3) weeks
1322	following the receipt of the invoice through the EFT process.
1323
1324
1325	Payment Processing - Day Network - Per Cube
1326
1327	Invoicing
1328	All invoices for the transportation of Handling Units or ULDs under this contract will be paid by the
1329	cubic foot and payment will be based on completing the required scans.
1330
1331	Mail Tendered in ULDs
1332	The Line Haul rate for each ULD will be comprised of two components: Non-Fuel Line Haul and Fuel
1333	Line Haul. The Non-Fuel Line Haul rate will include all of the transportation and handling associated
1334	with a ULD. Hub Sort Scanning rates are separate from the Non-Fuel Line Haul rate.
1335
1336	ULD cubic feet will be paid at the agreed cubic feet size for each ULD type described in Attachment
1337	10: Pricing.
1338
1339	The cubic feet paid will be based on the Postal assigned ULD type. If the Postal ULD type is missing,
1340	the aviation supplier’s ULD type will be used for invoicing. Any discrepancies between the types of
1341	ULD processed will be resolved during the Reconciliation Process.
1342
1343	The transportation payment for mixed ULDs will be based on the applicable cubic feet of the
1344	originating ULD. These transportation payments will be reduced for Handling Units not receiving a
1345	Delivery Scan by converting the weight of the Handling Units without a Delivery Scan at the correct
1346	destination to cubic feet by the applicable contract density.
1347
1348	The transportation payment for bypass ULDs will be based on the applicable cubic feet of the
1349	originating ULD. These transportation payments will not be made for Bypass ULDs without a Delivery
1350	Scan at the correct destination.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1351
1352	Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will
1353	incorporate within the daily invoice a daily credit of [*] cubic feet for each origin air stop per day. The
1354	rate used will be the applicable base or tier cubic foot rate used at the beginning of the invoice day.
1355
1356
1357	Mail Tendered from Surface Trucks
1358	If mail is tendered to the aviation supplier from a defined truck location as identified in Attachments 3
1359	and 4 at contract award, the invoiced cubic feet will be calculated by dividing the Handling Unit’s
1360	Postal Service assigned rounded weight by the applicable contract density.
1361
1362
1363	Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub
1364	The aviation supplier will accept ad hoc trucks from the Postal Service at the proposed hub locations.
1365	The invoiced cubic feet for ad hoc trucks will be calculated by dividing the Handling Unit’s Postal
1366	Service assigned rounded weight by the applicable contract density. The Postal Service will
1367	incorporate ad hoc truck payments in the weekly electronic payment.
1368
1369	FedEx will accept up to a total of fifteen (15) Ad Hoc Trucks per day on the Day Network at the
1370	Memphis Hub.
1371
1372	a. All ad hoc trucks must arrive at the Memphis Hub before 10:00 a.m. local time and must be
1373	coordinated with FedEx in advance. Required Delivery Time (RDT) will be established in
1374	accordance with Attachment 3, Operating Plan, Day Network contingent on the ad hoc trucks
1375	arriving at the Memphis Hub before 10:00 a.m. local time. Late arriving trucks (after 10:00
1376	a.m. local time) will be assigned an RDT based on arrival on the next operational day. All
1377	RDT’s will be adjusted to reflect the first FedEx operational scan at the Memphis Hub.
1378
1379	b. Initial Payment for ad hoc trucks will be made in the amount of 3,000 cubic feet per truck on
1380	an Operating Period basis, no later than 30 days after the last day of each Operating Period.
1381	Final payment for ad hoc trucks will be adjusted, if applicable, for any reductions of payment
1382	under Part 1: Statement of Work Reduction of Payment and will also be adjusted, if applicable,
1383	based upon the Day Turn Scan Requirements under contract section Payment Procedures,
1384	Rates and Payment General (with the exception that the volumes moving via ad hoc trucks
1385	will not require a Possession Scan). Any adjustments described here, if applicable, will be
1386	made through the reconciliation process.
1387
1388
1389	Aviation Supplier Surface Transportation – Not Included in the Transportation Payment
1390	The aviation supplier will include a separate rate per mile for Highway Transportation in Attachment
1391	10: Pricing which will be applied when the Postal Service requires the aviation supplier to operate
1392	unplanned surface transportation of mail.
1393
1394
1395	Fuel Adjustment
1396	There will be a monthly fuel adjustment to the Fuel Line Haul rate. Each “month” is defined in
1397	Attachment 1: Aviation Supplier Operating Periods. The adjustment will become effective on the first
1398	operating day of each operating period after contract commencement. The adjustment may be
1399	upward or downward.
1400
1401	The adjustment will be based on the U.S. Gulf Coast (USGC) prices for Kerosene-type jet fuel
1402	reported by the U.S. Department of Energy for the month that is two (2) months prior to the
1403	adjustment. The adjustment will be calculated and applied monthly.
1404
1405	[*]
1406
1407

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1408	[*]
1409
1410
1411
1412
1413
1414
1415
1416
1417
1418
1419
1420
1421
1422
1423
1424
1425
1426
1427
1428
1429
1430
1431
1432
1433
1434
1435
1436
1437
1438
1439
1440
1441
1442
1443
1444
1445
1446
1447
1448
1449
1450
1451
1452
1453
1454
1455
1456
1457
1458
1459
1460
1461
1462
1463
1464

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1465
1466	The proposal pricing should be based on the August 2012 U.S. Gulf Coast Kerosene-type jet fuel
1467	reported by the U.S. Department of Energy ($3.156 per gallon).
1468
1469	Fuel will be adjusted for October 2013 based on the August 2013 U.S. Gulf Coast Kerosene-type jet
1470	fuel reported by the U.S. Department of Energy.
1471
1472
1473	Payment Processing - Night Network - Per Pound
1474
1475	Invoicing
1476	All Handling Units tendered to the aviation supplier for the Night Network will be paid by the pound and
1477	payment will be based on required scanning. The weight will be derived from the assigned rounded
1478	weight of the Handling Unit. The Non-Fuel Line Haul rate will include all of the transportation and
1479	handling associated with a Handling Unit. The Fuel Line Haul rate for the Night Network will not be
1480	subject to a fuel adjustment.
1481
1482	Re-Labeling Charge
1483	The Postal Service will pay an additional charge to the aviation supplier for re-labeling Postal Service
1484	Handling Units for which the D&R tag is missing or becomes illegible. The Postal Service will also
1485	provide all equipment necessary to perform this function. The re-labeling charge per Handling Unit is
1486	shown in Attachment 10: Pricing. This rate will not be subject to an increase for the full term of the
1487	contract.
1488
1489	Payment to the aviation supplier for transport of re-labeled Handling Units will be based upon data
1490	received from the Hub Scan plus (combined and matched with) the Delivery Scan for the Handling
1491	Unit. An average weight per Handling Unit will be established based upon the previous month’s data
1492	for average weight per Handling Unit and for Handling Units that are not properly scanned due to
1493	conditions beyond the aviation supplier’s control.
1494
1495	The equipment to be supplied by the Postal Service for this function will be listed in Attachment 6:
1496	Postal Furnished Property, and will be covered by Clause 2-22, Postal Service Property. Attachment
1497	6 will be created upon successful installation of the equipment. Upon reasonable advance notice to
1498	the aviation supplier, the Postal Service shall be permitted to perform maintenance on any of the
1499	equipment located in an aviation supplier’s facility listed in Attachment 6.
1500
1501	The payment for the Night Network re-labeled Handling Units will be adjusted to reflect the percentage
1502	of re-labeled Handling Units that have already been scanned. This percentage of previously scanned
1503	Handling Units will be mutually agreed upon by the Postal Service and the aviation supplier through an
1504	audit sampling of re-labeled Handling Units. Contingency Handling Units are excluded from this
1505	adjustment.
1506
1507	The average weight process is detailed in Attachment 15, Average Weights.
1508
1509
1510	Reconciliation Process
1511	Reconciliation of scanning and payment records between the Postal Service and the aviation supplier
1512	will be conducted in a scheduled meeting attended by the Postal Service and the aviation supplier on
1513	an Operating Period basis not more than ninety (90) days after the close of an Operating Period, or a
1514	time frame as agreed mutually by the parties. The following procedures will be observed for the
1515	reconciliation process:
1516
1517	a. All data exchanges between the aviation supplier and the Postal Service for the reconciliation
1518	process will be performed electronically and sent to specified mailboxes operated by each
1519	organization. Each file will have an individually specified transmission interval.
1520

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

1521	b. For all files exchanged between the aviation supplier and the Postal Service, any changes to
1522	layout or data definition must be communicated to the receiving party at a minimum of sixty
1523	(60) calendar days prior to implementation, or sooner if mutually agreed.
1524
1525	c. All file transfers must adhere to Postal Service Security and Privacy rules.
1526
1527	d. Supplemental Charges / Assessments may be assessed each Operating Period. The charges
1528	shall include but not be limited to the following:
1529	i. Operating Period Volume Minimum and Contract Volume Minimum
1530	ii. Non-achievement of performance standards
1531
1532	e. Once the parties have mutually agreed on the Operating Period reconciliation, both parties
1533	agree that neither can re-open the Operating Period for further adjustments. By mutually
1534	agreeing to the Operating Period reconciliation, the parties thereby agree to waive their right
1535	to pursue a claim under the Contract Disputes Act based upon the Operating Period
1536	reconciliation.
1537
1538	In the event there is a catastrophic equipment or information system failure, the aviation supplier will
1539	provide electronic files to the Postal Service identifying all D&R Tags the aviation supplier scanned
1540	that were lost. The aviation supplier will notify the Contracting Officer and the COR as soon as the
1541	aviation supplier becomes aware of such a failure.
1542
1543	If the Postal Service cannot produce D&R Tags, an emergency contingency will be developed and
1544	implemented. Such a plan will include specifications for operational and information technology
1545	issues, as well as payment.
1546

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses

1547	Part 3: Contract Clauses
1548
1549
1550	Clause B-1: Definitions (March 2006) (Tailored)
1551	For purposes of this Contract, the following terms shall have the following meanings:
1552
1553	1. Acceptable Dangerous Goods and Acceptable Hazardous Material: Those articles or
1554	substances which satisfy the air transportation requirements for the transportation of
1555	Hazardous Goods set forth in Chapter 601.10.0 of the Domestic Mail Manual and which are
1556	not required by applicable federal regulation to be accessible to crew members during flight.
1557
1558	2. Advertisement: A free or paid mass or targeted communication under the control of a party
1559	intended for the general public or a specific potential or existing customer, the ultimate
1560	purpose of which is to promote the sale of such party’s products or services, including, but not
1561	limited to, television, radio and internet commercials, out-of-home ads (e.g., billboards, sports
1562	stadium displays, transit signs), direct mail ads, print ads and free standing inserts in
1563	newspapers, magazines, and electronic media.
1564
1565	3. All Mail Due Aviation Supplier: A designated time predetermined when the Postal Service
1566	provides all mail to the aviation supplier as shown in Attachments 3: Operating Plan, Day
1567	Network, and Attachment 4: Operating Plan, Night Network
1568
1569	4. Aviation Supplier: The person or persons, partnership, or corporation named that has been
1570	awarded the contract.
1571
1572	5. Bypass Container: A ULD of mail designated for delivery to destination Service Point on the
1573	network which is transferred directly from one aircraft to another without going through the sort
1574	operation.
1575
1576	6. Con-Con: (Convoy and Conveyance) The concentration in a container of Registered Mail for
1577	single, daily, daylight, or authorized night air dispatch
1578
1579	7. Contract Volume Minimum: The volume (in cubic feet) per operational day, averaged
1580	across six (6) days per week, and measured across each Operating Period that is guaranteed
1581	by the Postal Service for the Day Network
1582
1583	8. Contracting Officer: The person executing this contract on behalf of the Postal Service and
1584	any other officer or employee who is a properly designated Contracting Officer; the term
1585	includes, except as otherwise provided in the contract, the authorized representative of a
1586	Contracting Officer acting within the limits of the authority conferred upon that person.
1587
1588	9. Contracting Officer’s Representative (COR): A person who acts within the limits of
1589	authority delegated by the Contracting Officer.
1590
1591	10. Contingency Handling Units: Handling Units entered into the transportation network without
1592	an appropriate D&R tag. These Handling Units are subsequently processed at the aviation
1593	supplier’s hub through the re-labeling process.
1594
1595	11. Dangerous Goods (Hazardous Material): Articles or substances which are capable of
1596	posing a significant risk to health, safety or to property when transported by air and which are
1597	classified according to Section 3 (Classification) of the International Air Transport Association
1598	(IATA) Dangerous Good Regulations, regardless of variations, exceptions, exemptions, or
1599	limited quantity allowances.
1600
1601	12. Day Network: Planned network that operates Tuesday through Sunday primarily for the
1602	transportation of the Priority and First Class Mail.
1603

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses

1604	13. Delivery: The hand-off, at a destination Service Point, of all mail to the Postal Service in
1605	accordance with contract requirements.
1606
1607	14. Delivery Scan: A scan performed by the aviation supplier that indicates that the aviation
1608	supplier has tendered volume to the Postal Service. In instances where a Delivery Scan is
1609	indicated by a combination of evidence of any scan performed by the aviation supplier and a
1610	CARDIT 3 from the THS indicating delivery of the Handling Unit to the third party ground
1611	handler, the time indicated for the latest ULD tendered on that Operating Day will be used for
1612	the purposes of determining service performance and associated payment reductions
1613	described in Part 1: Statement of Work; Performance Requirements and Measurement and
1614	Part 1: Statement of Work; Reduction of Payment.
1615
1616	15. D&R (Dispatch and Routing) Tag: Bar coded tag that identifies the origin and destination
1617	airports, mail class, Handling Unit weight, and the assigned network air carrier.
1618
1619	16. Exception Sort Scan: A Hub Scan performed on mail Handling Units that require re-labeling
1620	due to a missing or unreadable D&R tag.
1621
1622	17. Express Mail: As defined in the U.S. Postal Service Domestic Mail Manual.
1623
1624	18. Failure to Load: A failure to accept and load mail as specified in the contract.
1625
1626	19. Failure to Protect: Is a failure to protect and safeguard mail from depredation, rifling,
1627	inclement weather, mistreatment, or other hazard while in the aviation supplier’s control.
1628
1629	20. Failure to Protect Postal Service Equipment: A failure to protect, return or safeguard
1630	Postal Service provided equipment. This includes MTE and Postal provided scanning
1631	equipment (if supplied by the Postal Service).
1632
1633	21. First-Class Mail: As defined in the U.S. Postal Service Domestic Mail Manual.
1634
1635	22. Feeder: An aircraft normally used for local transport (for carriage of cargo and / or containers)
1636	to and from locations not scheduled to be serviced by primary aircraft from a hub, directly
1637	connecting these locations to a hub.
1638
1639	23. Ground Handling: Handling of mail, including unloading of mail from aircraft or ground
1640	vehicles, drayage, staging of mail, and loading of mail on receiving aircraft or ground vehicles.
1641
1642	24. Handling Unit: A piece of mail (an outside) or a receptacle (such as loose sacks, pouches,
1643	trays, flat tubs) that contains multiple pieces of mail which is individually processed.
1644
1645	25. Hex84: Type of scan for a handling unit or piece that is sent to the incorrect Hub.
1646
1647	26. Hub: A central sort facility that supports multiple markets via air and ground networks on a
1648	regional or national level by means of connecting flights and ground transportation.
1649
1650	27. Hub Sort Scan: A scan performed by the aviation supplier at a hub location.
1651
1652	28. Line Haul: Transporting mail by air between origin and destination locations.
1653
1654	29. Live Animals: Animals accepted by the Postal Service in accordance with Chapter 601.9.3 of
1655	the Domestic Mail Manual.
1656
1657	30. Mail: Product that carries U.S. postage and the receptacles in which it is tendered for
1658	transportation. The term includes supplies and empty mail transportation equipment of the
1659	U.S. Postal Service.
1660

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses

1661	31. Mail Bags: Postal Service bags which are used by the Postal Service in the transportation of
1662	mail.
1663
1664	32. Mis-delivered: Any mail delivered to the wrong destination. This includes, but is not limited
1665	to, mail placed in the wrong ULD, ULDs loaded onto an incorrect flight or truck, and ULDs
1666	incorrectly placarded.
1667
1668	33. Mixed Container: A Unit Load Device (ULD) containing mail for multiple destinations that
1669	requires sortation at the aviation supplier hub.
1670
1671	34. Nest Scan: The scan that associates the Handling Unit with the ULD (air container).
1672
1673	35. Night Network: Planned network that operates Monday through Friday, primarily for the
1674	transportation of Express Mail.
1675
1676	36. Operating Period: A scheduled period ranging from four (4) to five (5) weeks as agreed
1677	between the Postal Service and aviation supplier.
1678
1679	37. Operating Period Volume Minimum: The volume minimum resulting from the Planned
1680	Capacity established through the Ordering Process for the Day and Night Networks.
1681
1682	38. Overflow Mail: Mail that is tendered in excess of the Planned Capacity.
1683
1684	39. Outsides: Individual mail piece, with dimensions no greater than 108 inches in combined
1685	length and girth and with no single dimension greater than 84 inches which is not otherwise
1686	containerized and must be processed as a Handling Unit.
1687
1688	40. Package: Any box or envelope that is accepted by the Postal Service for delivery to a
1689	consignee.
1690
1691	41. Payment Week: The period each week of an Operating Period between 00:00 Saturday and
1692	23:59 Friday.
1693
1694	42. Perishables: Those items which are susceptible to decay, spoilage or destruction.
1695
1696	43. Planned Capacity: Volume that the parties have agreed to by way of the Ordering Process
1697	for the Day and Night Networks.
1698
1699	44. Possession Scan: A scan performed by the aviation supplier that indicates the aviation
1700	supplier has accepted the volume from the Postal Service.
1701
1702	45. Priority Mail: Priority Mail and First-Class zone rated (Priority) mail as defined in the U.S.
1703	Postal Service Domestic Mail Manual, Chapter 3, Section 314.
1704
1705	46. Registered Mail: A mail piece which is mailed in accordance with the requirements of
1706	Chapter 501.2.0 of the Domestic Mail Manual. Registered Mail provides added protection for
1707	valuable or important mail. Registered Mail provides a receipt to the sender, special security
1708	between shipment points, a record of acceptance and delivery maintained by the Postal
1709	Service and, at the option of the mailer and for an additional fee, indemnity in case of loss or
1710	damage.
1711
1712	47. Re-Possessed: Regain possession of assigned mail.
1713
1714	48. Required Delivery Time (RDT): The latest delivery time to the Postal Service as indicated in
1715	Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night
1716	Network.
1717

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses

1718	49. Service Point: The physical location at which the aviation supplier must hand-off mail to the
1719	Postal Service or its duly appointed agent as specified in Attachment 3: Operating Plan, Day
1720	Network, and Attachment 4: Operating Plan, Night Network.
1721
1722	50. Special Holiday Sort: A limited Day Network Sort operating on a Monday of a week prior to
1723	or during which a widely observed holiday occurs. The day of a Special Holiday Sort will not
1724	be considered an Operating Day.
1725
1726	51. Target Planned Capacity: The Average Daily Volume (ADV) in cubic feet as shown in
1727	Attachment 18 (currently [*] which is subject to change as provided herein).
1728
1729	52. Tender: The drop-off, at an origin Service Point, of mail assigned by the Postal Service to the
1730	aviation supplier.
1731
1732	53. Tender Point: The physical location at which the Postal Service or its duly appointed agent
1733	provides mail to the aviation supplier.
1734
1735	54. Tender Time: The latest time at which the aviation supplier is required to accept mail from
1736	the Postal Service at an origin Service Point in accordance with contract requirements.
1737
1738	55. Terminal Handling: The receipt, scanning, sorting, delivery and / or tug and dolly
1739	transportation of mail tendered under this contract.
1740
1741	56. Trans Log File: The Postal Service data file that contains, for each D&R Tag, the actual
1742	weight, origin, and destination market for each Handling Unit.
1743
1744	57. Transportation Payment:: Four items are included in the Transportation Payment:
1745	a. Non-Fuel Line Haul
1746	b. Fuel Line Haul
1747	c. Aircraft Ground Handling
1748	d. Scanning
1749
1750	58. Trucking Location: Those Service Points to which mail volume is transported via highway.
1751
1752	59. Unit Load Device (ULD): Airline container or pallet provided by the aviation supplier
1753
1754
1755	Clause B-3: Contract Type (March 2006) (Tailored)
1756	This Contract is a fixed-price, indefinite quantity with adjustments contract for the purchase of
1757	commercial services pursuant to 39 Code of Federal Regulations, Part 601 et seq.
1758
1759	This is not a requirements-type contract.
1760
1761
1762	Clause B-9: Claims and Disputes (March 2006) (Tailored)
1763	a. This contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. 601-613) (“the Act” or
1764	“CDA”).
1765
1766	b. Except as provided in the Act, all disputes arising under or relating to this contract must be
1767	resolved under this clause.
1768
1769	c. “Claim,” as used in this clause, means a written demand or written assertion by one of the
1770	contracting parties seeking, as a matter of right, the payment of money in a sum certain, the
1771	adjustment or interpretation of contract terms, or other relief arising under or relating to this
1772	contract. However, a written demand or written assertion by the aviation supplier seeking the
1773	payment of money exceeding $100,000 is not a claim under the Act until certified as required

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses

1774	by subparagraph d.2 below. A voucher, invoice, or other routine request for payment that is
1775	not in dispute when submitted is not a claim under the Act. The submission may be converted
1776	to a claim under the Act by complying with the submission and certification requirements of
1777	this clause, if it is disputed either as to liability or amount is not acted upon in a reasonable
1778	time.
1779
1780	d.
1781	1. A claim by the aviation supplier must be made in writing and submitted to the
1782	Contracting Officer for a written decision. A claim by the Postal Service against the
1783	aviation supplier is subject to a written decision by the Contracting Officer.
1784
1785	2. For aviation supplier claims exceeding $100,000, the aviation supplier must submit
1786	with the claim the following certification:
1787
1788	“I certify that the claim is made in good faith, that the supporting data are
1789	accurate and complete to the best of my knowledge and belief, that the
1790	amount requested accurately reflects the contract adjustment for which the
1791	aviation supplier believes the Postal Service is liable, and that I am duly
1792	authorized to certify the claim on behalf of the aviation supplier.”
1793
1794	3. The certification may be executed by any person duly authorized to bind the aviation
1795	supplier with respect to the claim.
1796
1797	e. For aviation supplier claims of $100,000 or less, the Contracting Officer must, if requested in
1798	writing by the aviation supplier, render a decision within 60 days of the request. For aviation
1799	supplier-certified claims over $100,000, the Contracting Officer must, within 60 days, decide
1800	the claim or notify the aviation supplier of the date by which the decision will be made.
1801
1802	f. The Contracting Officer’s decision is final unless the aviation supplier appeals or files a suit as
1803	provided in the Act.
1804
1805	g. When a CDA claim is submitted by or against an aviation supplier, the parties shall make a
1806	good faith attempt to resolve the dispute, including an exchange of relevant information toward
1807	a mutual resolution. Accordingly, by mutual consent, the parties may agree to use an
1808	alternative dispute resolution (ADR) process to assist in resolving the claim. A certification as
1809	described in d (2) of this clause must be provided for any claim, regardless of dollar amount,
1810	before ADR is used. If either party declares the matter to be at an impasse, the dispute will be
1811	resolved through the CDA process as contemplated by Clause B-9.
1812
1813	h. The Postal Service will pay interest in the amount found due and unpaid from:
1814	1. The date the Contracting Officer receives the claim (properly certified, if required); or
1815
1816	2. The date payment otherwise would be due, if that date is later, until the date of
1817	payment.
1818
1819	i. Simple interest on claims will be paid at a rate determined in accordance with the Interest
1820	clause.
1821
1822	j. The aviation supplier must proceed diligently with performance of this contract, pending final
1823	resolution of any request for relief, claim, appeal, or action arising under the contract
1824	regardless of the initiating party, and comply with any decision of the Contracting Officer.
1825
1826
1827	Clause B-10: Pricing of Adjustments (March 2006) (Tailored)
1828	When costs are a factor in determining any contract price adjustment under the Changes clause, the
1829	process set forth in Clause 4-1.c will be followed. For any other provision of this contract, the parties

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses

1830	agree to use the process set forth in Attachment 10: Pricing and in the Payment Processing sections
1831	of Part 1 for negotiating the adjustment.
1832
1833
1834	Clause B-15: Notice of Delay (March 2006) (Tailored)
1835	Immediately upon becoming aware of any difficulties that might delay deliveries under this contract,
1836	the aviation supplier will notify the Postal Service in writing. The notification must identify the
1837	difficulties, the reasons for them, and the estimated period of delay anticipated. Failure to give notice
1838	may preclude later consideration of any request for an extension of contract time.
1839
1840
1841	Clause B-22: Interest (March 2006) (Tailored)
1842	The Postal Service will pay interest on late payments and unearned prompt payment discounts in
1843	accordance with the Prompt Payment Act, 31 U.S.C. 3901 et. seq., as amended by the Prompt
1844	Payment Act Amendments of 1988, P.L. 100-496. The aviation supplier will pay interest on any
1845	payment to the Postal Service at a rate equivalent to the prevailing Contract Disputes Act interest rate.
1846
1847
1848	Clause B-25: Advertising of Contract Awards (March 2006)
1849	Except with the Contracting Officer’s prior approval, the aviation supplier agrees not to refer in its
1850	commercial advertising to the fact that it was awarded a Postal Service contract or to imply in any
1851	manner that the Postal Service endorses its products.
1852
1853
1854	Clause B-30: Permits and Responsibilities (March 2006) (Tailored)
1855	The aviation supplier is responsible, without additional expense to the Postal Service, for obtaining
1856	any necessary licenses and permits, and for complying with any applicable federal, state, and
1857	municipal laws, codes, and regulations in connection with the performance of the contract. The
1858	aviation supplier is responsible for all damage to persons or property, including environmental damage
1859	that occurs as a result of its omission(s) or negligence. While in performance of the contract, the
1860	aviation supplier must take proper safety and health precautions to protect the work, the workers, the
1861	public, the environment, and the property of others.
1862
1863
1864	Clause B-39: Indemnification (March 2006) (Tailored)
1865	The aviation supplier must save harmless and indemnify the Postal Service and its officers, agents,
1866	representatives, and employees from all claims, losses, damage, actions, causes of action, expenses,
1867	and/or liability resulting from, brought forth, or on account of any personal injury or property damage
1868	received or sustained by any person, persons, or property growing out of, occurring, or attributable to
1869	any work performed under or related to this contract, resulting in whole or in part from negligent acts or
1870	omissions of the aviation supplier, any subcontractor of the aviation supplier, or any employee, agent,
1871	or representative of the aviation supplier or of the aviation supplier’s subcontractor.
1872
1873	The Postal Service must save harmless and indemnify the aviation supplier and its officers, agents,
1874	representatives, and employees from all claims, losses, damage, actions, causes of action, expenses,
1875	and / or liability resulting from, brought forth, or on account of any personal injury or property damage
1876	received or sustained by any person, persons, or property growing out of, occurring, or attributable to
1877	any work performed under or related to this contract, resulting in whole or in part from negligent acts or
1878	omissions of the Postal Service, or any employee, agent, or representative of the Postal Service.
1879
1880
1881	Clause B-45: Other Contracts (March 2006) (Tailored)
1882	The Postal Service may award other contracts for additional work, and the aviation supplier must
1883	cooperate fully with the other aviation suppliers and Postal Service employees. The aviation supplier

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1884	must not commit or permit any act that will interfere with the performance of work by any other aviation
1885	supplier or by Postal Service employees.
1886
1887
1888	Clause B-65: Adjustments to Compensation (March 2006) (Tailored)
1889	Contract compensation may be adjusted, from time to time, by mutual agreement of the aviation
1890	supplier and the Contracting Officer. No adjustment to compensation will be made for changes arising
1891	from Clause 9-10: Service Contract Act or from Clause 9-12: Fair Labor Standards Act and Service
1892	Contract Act – Price Adjustment. Adjustments in compensation pursuant to this clause shall be
1893	memorialized by formal modification to the contract. All negotiations between the parties shall be
1894	conducted with respect to the implied covenant of good faith and fair dealing.
1895
1896
1897

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1898
1899	Clause B-69: Events of Default (March 2006) (Tailored)
1900	The aviation supplier’s right to perform this contract is subject to termination, in whole or in part, in the
1901	event of any of the following events of default.
1902
1903	a. The aviation supplier’s failure to perform service according to the terms of the contract;
1904
1905	b. If the aviation supplier has been administratively determined to have violated Postal laws and
1906	regulations and other laws related to the performance of the service;
1907
1908	c. Failure to follow the instructions of the Contracting Officer that fall within the scope of the
1909	contract;
1910
1911	d. If the aviation supplier transfers or assigns his contract, except as authorized herein, or
1912	sublets the whole or a portion of this contract contrary to the applicable provisions of the U.S.
1913	Postal Service Supplying Principles and Practices or without any required approval of the
1914	Contracting Officer;
1915
1916	e. If the aviation supplier combines to prevent others from proposing for the performance of
1917	Postal Service contracts;
1918
1919	f. If the aviation supplier or corporate officer has been or is, during the term of the contract,
1920	convicted of a crime affecting his or her reliability or trustworthiness as a mail transportation
1921	aviation supplier, such as any form of fraud or embezzlement that has impacted the Postal
1922	Service or the U.S. Government;
1923
1924	g. If at any time the aviation supplier, its principal owners, corporate officers or personnel are
1925	disqualified by law or regulation from performing services under this contract, and upon notice
1926	thereof, the aviation supplier fails to remove any such disqualification;
1927
1928	h. If the aviation supplier fails to provide any notification of a change in corporate officers which
1929	this contract may require; or
1930
1931	i. If the aviation supplier materially breaches any other requirement or clause of this contract.
1932
1933
1934	Clause B-75: Accountability of the Aviation Supplier (Non-Highway) (March
1935	2006) (Tailored)
1936	a. The aviation supplier shall supervise its operations and the operations of its subcontractors
1937	that provide services under this contract personally or through representatives. The aviation
1938	supplier or its supervising representatives must be easily accessible in the event of
1939	emergencies or interruptions in service.
1940
1941	b. In all cases, the aviation supplier shall be liable to the Postal Service for the Postal Service’s
1942	damages if mail is subject to loss, rifling, damage, wrong delivery, depredation, and other
1943	mistreatment while in the custody and control of the aviation supplier or its subcontractors.
1944	The aviation supplier shall also be accountable and answerable in damages for the faithful
1945	performance of all other obligations assumed under this contract, whether or not it has
1946	entrusted part or all of its performance to another, except for any failure to perform that is
1947	excused by the Force Majeure clause of this contract.
1948
1949	c. The aviation supplier shall faithfully account for and deliver to the Postal Service all:
1950	1. Mail,
1951	2. Moneys, and
1952	3. Other property of any kind belonging to or entrusted to the care of the Postal Service,
1953	that come into the possession of the aviation supplier during the term of this contract.

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1954
1955	d. The aviation supplier shall, promptly upon discovery, refund (i) any overpayment made by the
1956	Postal Service for service performed, or (ii) any payment made by the Postal Service for
1957	service not rendered.
1958
1959
1960	Clause B-77: Protection of the Mail (Non-Highway) (March 2006) (Tailored)
1961	The aviation supplier must protect and safeguard the mail from loss, theft, or damage while it is in the
1962	aviation supplier’s custody or control, and prevent unauthorized persons from having access to the
1963	mail.
1964
1965	a. Classification of Irregularities
1966	The following classifications of irregularities are those that preclude the Postal Service from
1967	accomplishing its mission. The damage caused from these irregularities result in actual
1968	damage and degradation to its brand, and therefore, is associated with liquidated damages as
1969	stated:
1970
1971	1. Failure to Protect
1972	Failure to protect the mail consists of: failure to protect or safeguard the mail from
1973	inclement weather, from damage caused by the mechanized sort, from acts of the
1974	aviation supplier’s employees or contractors, and from loss, depredation, or other
1975	hazards while in the control or custody of the aviation supplier.
1976
1977	2. Theft of Mail
1978	The theft of mail can cause immeasurable damage to the Postal Service, both in
1979	terms of actual economic loss to our customers and to the competitive standing of our
1980	products and services. The aviation supplier will support law enforcement efforts to
1981	prevent theft of mail, and will support enforcement officials in the apprehension of
1982	those who may be perpetrating such crimes.
1983
1984	b. Damages and Liquidated Damages
1985	The following liquidated damages for damaged and unprotected mail are applicable to the
1986	associated classifications of irregularities:
1987
1988	1. Damaged and Unprotected Mail
1989	Liquidated damages may be assessed for damaged and unprotected mail. For
1990	purposes of this section, damaged mail will consist of mail pieces whether inside or
1991	outside of Postal Service MTE. This category includes but may not be limited to:
1992
1993	i. Failure to Protect – Causing Damage to Mail
1994	Failure to protect causing physical damage to the U.S. Mail or MTE for which
1995	there may be damage assessed equal to the actual costs incurred by the
1996	Postal Service necessary to remedy the situation and forward the mail onward
1997	to its next processing or delivery operation. Such actual costs may include
1998	items such as administrative time at an appropriate hourly rate for
1999	documenting the irregular condition and implementing the damage, labor time
2000	used to repossess the mail, unpack, sort, dry, repack / repackage, and re-
2001	dispatch to a subsequent destination or processing operation.
2002
2003	If actual damages are not ascertainable, a liquidated damage may be
2004	assessed as follows, taking into account the actual damage that may typically
2005	result from such situations:
2006
2007	Per Letter Tray:	[*] per letter tray
2008	Per Flat Tub:	[*] per flat tub
2009	Per Mail Sack or Pouch:	[*] per sack or pouch
2010	Per Outside Parcel:	[*] per piece

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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2011
2012	ii. Failure to Protect - Dropped or Abandoned Pouch or Piece
2013	When U.S. Mail is discovered unprotected in an unsecured location or on the
2014	airport ramp, Liquidated Damages may be assessed at $50.00 per incident.
2015
2016	c. Investigative Costs for Theft of Mail
2017	In cases where a mail theft is committed by the aviation supplier’s or its subcontractor’s
2018	personnel, actual investigative costs to the U.S. Postal Inspection Service and/or the Office of
2019	the Inspector General may be assessed as actual damages. These costs will be reasonably
2020	determined and may begin accruing only when a specific investigation begins on the basis of
2021	probable cause. The costs of routine surveillance not associated with a specific theft or series
2022	of thefts will not be assessed. In addition to allocable investigative expenses, the Postal
2023	Service may assess actual damages for loss of product value resulting from insurance claims
2024	where payouts to postal customers can be traced to the incident(s).
2025
2026	In addition to the above, in cases where mail theft occurs and the Postal Service determines
2027	that the aviation supplier’s failure to properly execute the mail handling employee screening
2028	requirements set forth in the Contract was a proximate cause of the theft, and that by reason
2029	of the theft it is necessary to conduct a complete audit of the aviation supplier’s adherence to
2030	the screening requirements with respect to the employment of other employees subject to
2031	those requirements, the Postal Service may assess an administrative damage in the amount
2032	of $5,000 in lieu of actual costs associated with that audit.
2033
2034	Depending upon the circumstances of the incident, the Vice President, Network Operations, in
2035	consultation with the Postal Inspection Service or Office of the Inspector General, and the
2036	Contracting Officer, may determine that damages pursuant to this section are not appropriate,
2037	and may waive all or a portion of the amounts that may otherwise be due the Postal Service
2038	hereunder. Factors such as the seriousness of the misconduct, the aviation supplier’s level of
2039	cooperation in investigations, implementing corrective actions, and efforts directed at loss
2040	recovery will be considered in reaching that determination.
2041
2042
2043	Clause B-80: Laws and Regulations Applicable (March 2006) (Tailored)
2044	This contract and the services performed under it are subject to all applicable federal, state, and local
2045	laws and regulations. The aviation supplier assumes sole responsibility to faithfully discharge all
2046	duties and obligations imposed by such laws and regulations, and shall obtain and pay for all permits,
2047	licenses, and other authorities required to perform this contract. The aviation supplier shall hold
2048	harmless, save, and defend the Postal Service from any consequence of the aviation supplier’s failure
2049	to abide by all applicable federal, state, and local laws and regulations (including but not limited to
2050	regulations promulgated by the DOL and IRS) relating to the contract and throughout the term of the
2051	contract and any subsequent renewal periods.
2052
2053
2054	Clause B-81: Information or Access by Third Parties (March 2006) (Tailored)
2055	The Postal Service retains exclusive authority to release any or all information about mail matter in the
2056	custody of the aviation supplier and to permit access to that mail in the custody of the aviation
2057	supplier. All requests by non-postal individuals for information about mail matter in the custody of the
2058	aviation supplier or for access to mail in the custody of the aviation supplier must be referred to the
2059	Contracting Officer or his or her designee.
2060
2061
2062	Clause B-82: Access by Officials (March 2006) (Tailored)
2063	The aviation supplier shall deny access to the cargo compartment of aircrafts or a vehicle containing
2064	mail therein to state or local officials except at a postal facility or in the presence of a postal employee
2065	or a Postal Inspection Service officer, unless to prevent immediate damage to the aircraft, vehicle, or
2066	their contents. If authorized Federal law enforcement seeks access to the cargo compartment of

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2067	aircrafts or vehicles contained mail therein, the aviation supplier shall notify the Postal Inspection
2068	Service before permitting access, unless to prevent immediate damage to the aircraft, vehicle, or their
2069	contents.
2070
2071
2072	Clause 1-1: Privacy Protection (July 2007)
2073	In addition to other provisions of this contract, the aviation supplier agrees to the following:
2074	a. Privacy Act. If the aviation supplier operates a system of records on behalf of the Postal
2075	Service, the Privacy Act (5 U.S.C. 522a) and Postal Service regulations at 39 CFR Parts 266-
2076	267 apply to those records. The aviation supplier is considered to operate a system of
2077	records if it manages records (including collecting, revising, or disseminating records) from
2078	which information is retrieved by the name of an individual or by some number, symbol, or
2079	other identifier assigned to the individual. The aviation supplier agrees to comply with the Act
2080	and the Postal Service regulations in designing, developing, and operating the system of
2081	records, including ensuring that records are current and accurate for their intended use, and
2082	incorporating adequate safeguards to prevent misuse or improper disclosure of personal
2083	information. Violations of the Act may subject the violator to criminal penalties.
2084
2085	b. Customer or Employee Information. If the aviation supplier has access to Postal Service
2086	customer or employee information, including address information, whether collected online or
2087	offline by the Postal Service or by a aviation supplier acting on its behalf, the aviation supplier
2088	must comply with the following:
2089
2090	1. General. With regard to the Postal Service customer information to which it has access
2091	pursuant to this contract, the aviation supplier has that access as an agent of the Postal
2092	Service and must adhere to its postal privacy policy at
2093	www.usps.com/common/docs/privpol.htm.
2094
2095	2. Use, Ownership, and Nondisclosure. The aviation supplier may use Postal Service
2096	customer or employee information solely for purposes of this contract, and may not collect
2097	or use such information for non-Postal Service marketing, promotion, or any other
2098	purpose without the prior written approval of the Contracting Officer. The aviation supplier
2099	must restrict access to such information to those employees who need the information to
2100	perform work under this contract, and must ensure that each such employee (including
2101	subcontractors’ employees) sign a nondisclosure agreement, in a form suitable to the
2102	Contracting Officer, prior to being granted access to the information. The Postal Service
2103	retains sole ownership and rights to its customer or employee information. Unless the
2104	contract states otherwise, upon completion of the contract, the aviation supplier must turn
2105	over all Postal Service customer or employee information in its possession to the Postal
2106	Service, and must certify that no Postal Service customer or employee information has
2107	been retained unless otherwise authorized in writing by the Contracting Officer.
2108
2109	3. Security Plan. When applicable, and unless waived in writing by the Contracting Officer,
2110	the aviation supplier must work with the Postal Service to develop and implement a
2111	security plan that addresses the protection of customer or employee information. The
2112	plan will be incorporated into the contract and followed by the aviation supplier, and must,
2113	at a minimum, address notification to the Postal Service of any security breach. If the
2114	contract does not include a security plan at the time of contract award, it must be added
2115	within 60 days after contract award.
2116
2117	4. Breach Notification. If there is a breach of any nature in the security of Postal Service
2118	data, including customer or employee data, the aviation supplier must follow the breach
2119	notification requirements included in the security plan discussed in (3) above. The aviation
2120	supplier will be required to follow Postal Service policies regarding breach notification to
2121	customers and/or employees.
2122

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2123	5. Legal Demands for Information. If a legal demand is made for Postal Service customer or
2124	employee information (such as by subpoena), the aviation supplier must immediately
2125	notify the Contracting Officer and the nearest office of the Postal Inspection Service. After
2126	notification, the Postal Service will determine whether and to what extent to comply with
2127	the legal demand. Should the Postal Service agree to or unsuccessfully resist a legal
2128	demand, the aviation supplier may, with the written permission of the Contracting Officer,
2129	release the information specifically demanded.
2130
2131	c. Online Assistance. If the aviation supplier assists in the design, development, or operation of
2132	a Postal Service customer Web site, or if it designs or places an ad banner, button, or link on
2133	a Postal Service Web site or any Web site on the Postal Service’s behalf, the aviation supplier
2134	must comply with the limitations in subparagraph b (1) above relating to ad banners, buttons,
2135	or links, and the use of cookies, web beacons, or other web analysis tools. Exceptions to
2136	these limitations require the prior written approval of the Contracting Officer and the Postal
2137	Service’s chief privacy officer.
2138
2139	d. Marketing E-Mail. If the aviation supplier assists the Postal Service in conducting a marketing
2140	e-mail campaign, the aviation supplier does so as an agent of the Postal Service and must
2141	adhere to the Postal Service policies set out in Postal Service Management Instruction AS-
2142	350-2004-4, Marketing E-mail. Aviation suppliers wishing to conduct marketing email
2143	campaigns to postal employees must first obtain the prior written approval of the Contracting
2144	Officer.
2145
2146	e. Audits. The Postal Service may audit the aviation supplier’s compliance with the requirements
2147	of this clause, including through the use of online compliance software.
2148
2149	f. Indemnification. The aviation supplier will indemnify the Postal Service against all liability
2150	(including costs and fees) for damages arising out of violations of this clause.
2151
2152	g. Flow-down. The aviation supplier will flow this clause down to subcontractors that would be
2153	covered by any portion of this clause if they were the aviation supplier.
2154
2155
2156	Clause 1-5: Gratuities or Gifts (March 2006)
2157	a. The Postal Service may terminate this contract for default if, after notice and a hearing, the
2158	Postal Service Board of Contract Appeals determines that the aviation supplier or the aviation
2159	supplier’s agent or other representative:
2160	1. Offered or gave a gratuity or gift (as defined in 5 CFR 2635) to an officer or employee
2161	of the Postal Service; and
2162	2. Intended by the gratuity or gift to obtain a contract or favorable treatment under a
2163	contract.
2164
2165	b. The rights and remedies of the Postal Service provided in this clause are in addition to any
2166	other rights and remedies provided by law or under this contract.
2167
2168
2169	Clause 1-6: Contingent Fees (March 2006)
2170	a. The aviation supplier warrants that no person or selling agency has been employed or
2171	retained to solicit or obtain this contract for a commission, percentage, brokerage, or
2172	contingent fee, except bona fide employees or bona fide, established commercial or selling
2173	agencies employed by the aviation supplier for the purpose of obtaining business.
2174
2175	b. For breach or violation of this warranty, the Postal Service has the right to annul this contract
2176	without liability or to deduct from the contract price or otherwise recover the full amount of the
2177	commission, percentage, brokerage fee, or contingent fee.
2178

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2179
2180	Clause 1-11: Prohibition Against Contracting with Former Officers or PCES
2181	Executives (March 2006) (Tailored)
2182	During the performance of this contract, former Postal officers or Postal Career Executive Service
2183	(PCES) executives are prohibited from employment by the contractor as key personnel, experts or
2184	consultants, if such individuals, within two years after their retirement from the Postal Service, would
2185	be performing substantially the same duties as they performed during their career with the Postal
2186	Service.
2187
2188
2189	Clause 1-12: Use of Former Postal Service Employees (March 2006) (Tailored)
2190	During the term of this contract, the aviation supplier must identify any former Postal Service officers
2191	or Postal Career Executive Service (PCES) employees it proposes to be engaged, directly or
2192	indirectly, in contract performance. Such individuals may not commence performance without the
2193	Contracting Officer’s prior approval. If the Contracting Officer does not provide such approval, the
2194	aviation supplier must replace the proposed individual former employee with another individual equally
2195	qualified to provide the services called for in the contract.
2196
2197
2198	Clause 2-11: Postal Service Property - Fixed-Price (March 2006) (Tailored)
2199	a. Postal Service-Furnished Property
2200	1. The Postal Service will deliver to the aviation supplier, for use in connection with and
2201	under the terms of this contract, the property described as Postal Service-furnished
2202	property in the Schedule or specifications, together with any related information the
2203	aviation supplier may request that may reasonably be required for the intended use of
2204	the property (hereinafter referred to as “Postal Service-furnished property”).
2205
2206	2. The contract delivery or performance dates are based on the expectation that Postal
2207	Service-furnished property suitable for use (except for property furnished “as is”) will
2208	be delivered at the times stated in the Schedule or, if not so stated, in sufficient time to
2209	enable the aviation supplier to meet these delivery or performance dates. If Postal
2210	Service-furnished property is not delivered by these times, the Contracting Officer will,
2211	upon timely written request from the aviation supplier, make a determination of any
2212	delay occasioned the aviation supplier and will equitably adjust the delivery or
2213	performance dates or the contract price, or both, and any other contractual provision
2214	affected by the delay, in accordance with the Changes clause.
2215
2216	3. Except for Postal Service-furnished property furnished “as is,” if the Postal Service-
2217	furnished property is received in a condition not suitable for its intended use, the
2218	aviation supplier must notify the Contracting Officer and (as directed by the
2219	Contracting Officer) either (a) return it at the expense of the Postal Service or
2220	otherwise dispose of it, or (b) effect repairs or modifications. Upon the completion of
2221	(a) or (b), the Contracting Officer (upon written request from the aviation supplier) will
2222	equitably adjust the delivery or performance dates or the contract price, or both, and
2223	any other affected contractual provision, in accordance with the Changes clause.
2224
2225	4. The provisions for adjustment in this paragraph a are exclusive, and the Postal
2226	Service is not liable to suit for breach of contract by reason of any delay in delivery of
2227	Postal Service-furnished property or its delivery in a condition not suitable for its
2228	intended use.
2229
2230	b. Changes in Postal Service-Furnished Property
2231	1. By written notice, the Contracting Officer may (a) decrease the property provided or to
2232	be provided by the Postal Service under this contract, or (b) substitute other Postal
2233	Service-owned property for the property to be provided by the Postal Service, or to be
2234	acquired by the aviation supplier for the Postal Service under this contract. The

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2235	aviation supplier must promptly take any action the Contracting Officer may direct
2236	regarding the removal and shipping of the property covered by this notice.
2237
2238	2. In the event of any decrease in or substitution of property pursuant to subparagraph
2239	b.1 above, or any withdrawal of authority to use property provided under any other
2240	contract or lease, which property the Postal Service had agreed in the Schedule to
2241	make available for the performance of this contract, the Contracting Officer, upon the
2242	aviation supplier’s written request (or - if substitution causes a decrease in the cost of
2243	performance - on the Contracting Officer’s own initiative), will equitably adjust any
2244	contractual provisions affected by the decrease, substitution, or withdrawal, in
2245	accordance with the Changes clause.
2246
2247	c. Use of Postal Service Property. The Postal Service property, unless otherwise provided in
2248	this contract or approved by the Contracting Officer, must be used only for performing this
2249	contract.
2250
2251	d. Utilization, Maintenance, and Repair of Postal Service Property. The aviation supplier must
2252	maintain and administer, in accordance with sound industrial practice, a program or system for
2253	the utilization, maintenance, repair, protection, and preservation of Postal Service property
2254	until it is disposed of in accordance with this clause. If any damage occurs to Postal Service
2255	property, the risk of which has been assumed by the Postal Service under this contract, the
2256	Postal Service will replace the items or the aviation supplier must make such repairs as the
2257	Postal Service directs; provided, however, that if the aviation supplier cannot effect these
2258	repairs within the time required, the aviation supplier will dispose of the property in the manner
2259	directed by the Contracting Officer. The contract price includes no compensation to the
2260	aviation supplier for performing any repair or replacement for which the Postal Service is
2261	responsible, and an equitable adjustment will be made in any contractual provisions affected
2262	by such repair or replacement made at the direction of the Postal Service, in accordance with
2263	the Changes clause. Any repair or replacement for which the aviation supplier is responsible
2264	under the provisions of this contract must be accomplished by the aviation supplier at the
2265	aviation supplier’s own expense.
2266
2267	e. Risk of Loss. Unless otherwise provided in this contract, the aviation supplier assumes the
2268	risk of, and becomes responsible for, any loss or damage to Postal Service property provided
2269	under this contract upon its delivery to the aviation supplier or upon passage of title to the
2270	Postal Service as provided in paragraph i below, except for reasonable wear and tear and
2271	except to the extent that it is consumed in performing this contract.
2272
2273	f. Access. The Postal Service, and any persons designated by it, must at reasonable times
2274	have access to premises where any Postal Service property is located, for the purpose of
2275	inspecting it.
2276
2277	g. Final Accounting for and Disposition of Postal Service Property. Upon completion, or at such
2278	earlier dates as may be fixed by the Contracting Officer, the aviation supplier must submit, in a
2279	form acceptable to the Contracting Officer, inventory schedules covering all items of Postal
2280	Service property not consumed in performing this contract (including any resulting scrap) or
2281	not previously delivered to the Postal Service, and will prepare for shipment, deliver f.o.b.
2282	origin, or dispose of this property, as the Contracting Officer may direct or authorize. The net
2283	proceeds of disposal will be credited to the contract price or will be paid in such other manner
2284	as the Contracting Officer may direct.
2285
2286	h. Restoration of Aviation Supplier’s Premises and Abandonment. Unless otherwise provided in
2287	this contract, the Postal Service:
2288	1. May abandon any Postal Service property in place, whereupon all obligations of the
2289	Postal Service regarding it will cease; and
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2291	2. Has no obligation with regard to restoration or rehabilitation of the aviation supplier’s
2292	premises, either in case of abandonment, disposition on completion of need or of the
2293	contract, or otherwise, except for restoration or rehabilitation costs properly included
2294	in an equitable adjustment under paragraph b or e above.
2295
2296	i. Title.
2297	1. Title to all Postal Service-furnished property remains in the Postal Service. To define
2298	the obligations of the parties under this clause, title to each item of facilities, special
2299	test equipment, or special tooling (other than that subject to a special-tooling clause)
2300	acquired by the aviation supplier on behalf of the Postal Service under this contract
2301	will pass to and vest in the Postal Service when its use in the performance of this
2302	contract begins, or upon payment for it by the Postal Service, whichever is earlier,
2303	whether or not title was previously vested.
2304
2305	2. Title to all material purchased by the aviation supplier for whose cost the aviation
2306	supplier is entitled to be reimbursed as a direct item of cost under this contract will
2307	pass to and vest in the Postal Service upon delivery of the material to the aviation
2308	supplier by the vendor.
2309
2310	3. Title to other material whose cost is reimbursable to the aviation supplier under this
2311	contract will pass to and vest in the Postal Service upon:
2312	a) Its issuance for use in the performance of this contract; or
2313	b) Reimbursement of its cost by the Postal Service, whichever occurs first.
2314
2315	4. All Postal Service-furnished property, together with all property acquired by the
2316	aviation supplier, title to which vests in the Postal Service under this subsection i, is
2317	subject to the provisions of this clause and is hereinafter collectively referred to as
2318	“Postal Service property.” Title to Postal Service property is not affected by its
2319	incorporation into or attachment to any property not owned by the Postal Service, nor
2320	does Postal Service property become a fixture or lose its identity as personal property
2321	by being attached to any real property.
2322
2323
2324	Clause 2-22: Value Engineering Incentive (March 2006)
2325	a. General.
2326	The right of each party to improve its own methods for its own benefit, absent a change to the
2327	obligations of the other party which requires an modification to this Contract, and to retain
2328	such savings for itself is not affected by this clause.
2329
2330	The aviation supplier is encouraged to develop and submit Value Engineering Change
2331	Proposals (VECPs) voluntarily. The aviation supplier will share in savings realized from an
2332	accepted VECP as provided in paragraph (h) below. No document submitted by the aviation
2333	supplier shall be considered to be a VECP unless the aviation supplier specifically marks on
2334	the document that it is to be considered a VECP and contains a statement that the aviation
2335	supplier intends the document to be a VECP subject to the provisions of this Clause of the
2336	Contract.
2337
2338	b. Definitions
2339	1. Value Engineering Change Proposal (VECP). A proposal that:
2340	i. Requires a change to the instant contract;
2341	ii. Results in savings to the instant contract; and
2342	iii. Does not involve a change in:
2343	a) Deliverable end items only;
2344	b) Test quantities due solely to results of previous testing under the instant
2345	contract;or
2346	c) Contract type only.
2347

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2348	2. Instant Contract. The contract under which a VECP is submitted. It does not include
2349	additional contract quantities.
2350
2351	3. Additional Contract Quantity. An increase in quantity after acceptance of a VECP due
2352	to contract modification, exercise of an option, or additional orders (except orders
2353	under indefinite-delivery contracts within the original maximum quantity limitations).
2354
2355	4. Postal Service Costs. Costs to the Postal Service resulting from developing and
2356	implementing a VECP, such as net increases in the cost of testing, operations,
2357	maintenance, logistics support, or property furnished. Normal administrative costs of
2358	processing the VECP are excluded.
2359
2360	5. Instant Contract Savings. The estimated cost of performing the instant contract
2361	without implementing a VECP minus the sum of: (a) the estimated cost of
2362	performance after implementing the VECP, and (b) Postal Service costs.
2363
2364	6. Additional Contract Savings. The estimated cost of performance or delivering
2365	additional quantities without the implementation of a VECP minus the sum of (a) the
2366	estimated cost of performance after the VECP is implemented and (b) Postal Service
2367	cost.
2368
2369	7. Aviation Supplier’s Development and Implementation Costs. Aviation supplier’s cost
2370	in developing, testing, preparing, and submitting a VECP. Also included are the
2371	aviation supplier’s cost to make the contractual changes resulting from the Postal
2372	Service acceptance of the VECP.
2373
2374	c. Content. A VECP must include the following:
2375
2376	1. A description of the difference between the existing contract requirement and that
2377	proposed, the comparative advantages and disadvantages of each, a justification
2378	when an item’s function or characteristics are being altered, the effect of the change
2379	on the end item’s performance, and any pertinent objective test data.
2380
2381	2. A list and analysis of the contract requirements that must be changed if the VECP is
2382	accepted, including any suggested specification revisions.
2383
2384	3. A separate, detailed cost estimate for: (a) the affected portions of the existing contract
2385	requirement and, (b) the VECP. The cost reduction associated with the VECP must
2386	take into account the aviation supplier’s allowable development and implementation
2387	costs.
2388
2389	4. A description and estimate of costs the Postal Service may incur in implementing the
2390	VECP, such as test and evaluation and operating and support costs.
2391
2392	5. A prediction of any effects the proposed change would have on Postal Service costs.
2393
2394	6. A statement of the time by which a contract modification accepting the VECP must be
2395	issued in order to achieve the maximum cost reduction, noting any effect on the
2396	contract completion time or delivery schedule.
2397
2398	7. Identification of any previous submissions of the VECP to the Postal Service,
2399	including the dates submitted, purchasing offices, contract numbers, and actions
2400	taken.
2401
2402	d. Submission. The aviation supplier must submit VECPs to the Contracting Officer.
2403
2404	e. Postal Service Action

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2405
2406	1. The Contracting Officer will give the aviation supplier written notification of action
2407	taken on a VECP within 60 days after receipt. If additional time is needed, the
2408	Contracting Officer will notify the aviation supplier, within the 60-day period, of the
2409	expected date of a decision. The Postal Service will process VECPs expeditiously but
2410	will not be liable for any delay in acting upon a VECP.
2411
2412	2. If a VECP is not accepted, the Contracting Officer will so notify the aviation supplier,
2413	explaining the reasons for rejection.
2414
2415	f. Withdrawal. The aviation supplier may withdraw a VECP, in whole or in part, at any time
2416	before its acceptance.
2417
2418	g. Acceptance
2419
2420	1. Acceptance of a VECP, in whole or in part, will be by execution of a supplemental
2421	agreement modifying this contract and citing this clause. If agreement on price (see
2422	paragraph h below) is reserved for a later supplemental agreement, and if such
2423	agreement cannot be reached, the disagreement is subject to the Claims and
2424	Disputes clause of this contract, or another clause of the contract dealing with
2425	disputes.
2426
2427	2. Until a VECP is accepted by contract modification, both parties must perform in
2428	accordance with the existing contract.
2429
2430	3. The Contracting Officer’s decision to accept or reject all or any part of a VECP is final
2431	and not subject to the Claims and Disputes clause or otherwise subject to litigation
2432	under the Contract Disputes Act of 1978.
2433
2434	h. Sharing. If a VECP is accepted, the aviation supplier and the Postal Service shall negotiate
2435	their respective shares of the contract savings. The contract savings are calculated by
2436	subtracting the estimated cost of performing the contract with the VECP, Postal Service costs,
2437	and the allowable development and implementation costs from the estimated cost of
2438	performing the contract without the VECP. Profit is excluded when calculating contract
2439	savings.
2440
2441	i. Data
2442
2443	1. The aviation supplier may restrict the Postal Service’s right to use any part of a VECP
2444	or the supporting data by marking the following legend on the affected parts:
2445
2446	“These data, furnished under the Value Engineering Incentive clause of contract,
2447	may not be disclosed outside the Postal Service or duplicated, used, or disclosed,
2448	in whole or in part, for any purpose other than to evaluate a value engineering
2449	change proposal submitted under the clause. This restriction does not limit the
2450	Postal Service’s right to use information contained in these data if it has been
2451	obtained or is otherwise available from the aviation supplier or from another
2452	source without limitation.”
2453
2454	2. If a VECP is accepted, the aviation supplier hereby grants the Postal Service
2455	unlimited rights in the VECP and supporting data, except that, with respect to data
2456	qualifying and submitted as limited rights technical data, the Postal Service will have
2457	the rights specified in the contract modification implementing the VECP and will
2458	appropriately mark the data.
2459
2460

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2461	Clause 3-1: Small, Minority, and Woman-owned Business Subcontracting
2462	Requirements (March 2006)
2463	a. All aviation suppliers, except small businesses, must submit a subcontracting plan that is
2464	specific to this contract and that separately addresses subcontracting with small, minority, and
2465	woman-owned businesses. A plan approved by the Postal Service must be included in and
2466	made a part of the contract. Lack of an approved plan may make the aviation supplier
2467	ineligible for award. A subcontract is defined as any agreement (other than one involving an
2468	employer-employee relationship) entered into by a Postal Service aviation supplier or
2469	subcontractor calling for supplies or services required for performance of the contract or
2470	subcontract.
2471
2472	b. The aviation supplier’s subcontracting plan must include the following:
2473	1. Goals, in terms of percentages of the total amount of this contract that the aviation
2474	supplier will endeavor to subcontract to small, minority, and woman-owned
2475	businesses. The aviation supplier must include all subcontracts that contribute to
2476	contract performance, and may include a proportionate share of supplies and services
2477	that are normally allocated as indirect costs.
2478
2479	2. A statement of the:
2480	i. Total dollars planned to be subcontracted under this contract; and
2481 2482	ii. Total of that amount planned to be subcontracted to small, minority, and woman-owned businesses.
2483
2484	3. A description of the principal types of supplies and services to be subcontracted under
2485	this contract, identifying the types planned for subcontracting to small, minority, and
2486	woman-owned businesses.
2487
2488	4. A description of the method used to develop the subcontracting goals for this contract.
2489
2490	5. A description of the method used to identify potential sources for solicitation purposes
2491	and a description of efforts the aviation supplier will make to ensure that small,
2492	minority, and woman-owned businesses have an equitable opportunity to compete for
2493	subcontracts.
2494
2495	6. A statement as to whether the offer included indirect costs in establishing
2496	subcontracting goals for this contract and a description of the method used to
2497	determine the proportionate share of indirect costs to be incurred with small, minority,
2498	and woman-owned businesses.
2499
2500	7. The name of the individual employed by the aviation supplier who will administer the
2501	subcontracting program and a description of the individual’s duties.
2502
2503	8. Assurances that the aviation supplier will require all subcontractors receiving
2504	subcontracts in excess of $1,000,000 to adopt a plan similar to the plan agreed to by
2505	the aviation supplier.
2506
2507	9. A description of the types of records the aviation supplier will maintain to demonstrate
2508	compliance with the requirements and goals in the plan for this contract. The records
2509	must include at least the following:
2510	i. Source lists, guides, and other data identifying small, minority, and woman-
2511	owned businesses;
2512	ii. Organizations contacted in an attempt to locate sources that are small,
2513	minority, and woman-owned businesses;
2514	iii. Records on each subcontract solicitation resulting in an award of more than
2515	$100,000, indicating whether small, minority, or woman-owned businesses
2516	were solicited and if not, why not; and

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2517	iv. Records to support subcontract award data, including the name, address, and
2518	business size of each subcontractor.
2519
2520	c. Reports. The aviation supplier must provide reports on subcontracting activity under this
2521	contract on a calendar-quarter basis. The report must be one of the types described in Clause
2522	3-2, Participation of Small, Minority, and Woman-owned Businesses.
2523
2524
2525	Clause 3-2: Participation of Small, Minority, and Woman-owned Businesses
2526	(March 2006)
2527	a. The policy of the Postal Service is to encourage the participation of small, minority, and
2528	woman-owned business in its purchases of supplies and services to the maximum extent
2529	practicable consistent with efficient contract performance. The aviation supplier agrees to
2530	follow the same policy in performing this contract.
2531
2532	b. Subject to the agreement of the aviation supplier and the Postal Service, the aviation supplier
2533	will report subcontracting activity on one of the following bases:
2534	1. Showing the amount of money paid to subcontractors during the reporting period;
2535	2. Showing subcontracting activity that is allocable to this contract using generally
2536	accepted accounting practices; or
2537	3. A combination of the methods listed above.
2538
2539	c. The aviation supplier will submit a report to the Contracting Officer within 15 calendar days
2540	after the end of each calendar-year quarter, describing all subcontract awards to small,
2541	minority, or woman-owned businesses. The Contracting Officer may require more frequent
2542	reports.
2543
2544
2545	Clause 4-1: General Terms and Conditions (July 2007) (Tailored)
2546	a. Inspection and Acceptance. Not applicable
2547
2548	b. Assignment. If this contract provides for payments aggregating $10,000 or more, claims for
2549	monies due or to become due from the Postal Service under it may be assigned to a bank,
2550	trust company, or other financing institution, including any federal lending agency, and may
2551	thereafter be further assigned and reassigned to any such institution. Any assignment or
2552	reassignment must cover all amounts payable and must not be made to more than one party,
2553	except that assignment or reassignment may be made to one party as agent or trustee for two
2554	or more parties participating in financing this contract. No assignment or reassignment will be
2555	recognized as valid and binding upon the Postal Service unless a written notice of the
2556	assignment or reassignment, together with a true copy of the instrument of assignment, is filed
2557	with:
2558	1. The Contracting Officer;
2559	2. The surety or sureties upon any bond; and
2560	3. The office, if any, designated to make payment, and the Contracting Officer has
2561	acknowledged the assignment in writing.
2562	4. Assignment of this contract or any interest in this contract other than in accordance
2563	with the provisions of this clause will be grounds for termination of the contract for
2564	default at the option of the Postal Service.
2565
2566	c. Changes
2567	1. The Contracting Officer may, in writing, without notice to any sureties, order changes
2568	within the general scope of this contract in the following:
2569	i. Drawings, designs, or specifications when supplies to be furnished are to be
2570	specially manufactured for the Postal Service in accordance with them;
2571	ii. Statement of work or description of services;
2572	iii. Method of shipment or packing;

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2573	iv. Places of delivery of supplies or performance of services;
2574	v. Delivery or performance schedule;
2575	vi. Postal Service furnished property or facilities.
2576
2577	2. Changes pursuant to the Ordering Process and the Operating Period Volume
2578	Minimum sections in Part 1- Statement of Work are not applicable under this clause.
2579
2580	3. Any other written or oral order (including direction, instruction, interpretation, or
2581	determination) from the Contracting Officer that causes a change will be treated as a
2582	change order under this paragraph, provided that the aviation supplier gives the
2583	Contracting Officer written notice stating: (a) the date, circumstances, and source of
2584	the order and (b) that the aviation supplier regards the order as a change order.
2585
2586	4. If any such change affects the cost of performance or the delivery schedule, the
2587	contract may be modified to effect an equitable adjustment.
2588
2589	5. The aviation supplier’s claim for equitable adjustment must be asserted within 60 days
2590	of receiving a written change order, or on a date otherwise agreed to by the parties in
2591	writing. A later claim may be acted upon — but not after final payment under this
2592	contract — if the Contracting Officer decides that the facts justify such action.
2593
2594	6. Failure to agree to any adjustment is a dispute under Clause B-9, Claims and
2595	Disputes.
2596
2597	d. Reserved
2598
2599	e. Reserved
2600
2601	f. Reserved
2602
2603	g. Invoices
2604	The Postal Service intends to certify payment for services based, in part, upon collected
2605	scanned data. For services based upon scanned data, the aviation supplier need not submit
2606	an invoice for payment. Rather, payment will be automatically processed, on a weekly basis,
2607	based on the scan data. In addition, certain supplemental charges (including, but not limited
2608	to, charges related to minimum guaranteed volumes, surface transportation, and non-
2609	achievement of performance standards) may be assessed under the contract.
2610
2611	Any service requiring invoicing must meet the requirements specified herein. The aviation
2612	supplier shall submit an original invoice (or electronic invoice if authorized) to the Contracting
2613	Officer’s Representative. All invoices must be submitted within ninety (90) days from
2614	completion of the service or the applicable Operating Period to be eligible for payment.
2615	Invoices received after ninety (90) days from completion of the service or Operating Period will
2616	be subject to a 10% deduction or a deduction of $10,000, whichever is less, as a liquidated
2617	damage. The aviation supplier shall allow at least twenty-eight (28) calendar days before
2618	submitting a second invoice to the Postal Service for the same service.
2619
2620	To ensure prompt payment, an original paper invoice (or electronic invoice, if authorized) must
2621	contain:
2622	1. Aviation supplier’s name, remit to address (including ZIP+4), contact person and
2623	phone number;
2624	2. Unique invoice number and invoice date;
2625	3. Contract number;
2626	4. A description of the supplies or services and the dates delivered or performed;
2627	5. Points (air stops or facility) of shipment tender and delivery; if applicable;
2628	6. Quantity, unit of measure, unit price(s) and extension(s) of the items delivered; if
2629	applicable;

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2630	7. Payment terms, including any discounts offered;
2631	8. Name, title, and phone number of the person to be notified in the event of a defective
2632	invoice; and
2633	9. Any additional information required by the contract or specified by the Contracting
2634	Officer.
2635
2636	Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and
2637	Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Further
2638	guidelines may be found in the Payment Processing and Reconciliation Process sections of
2639	Part I – Statement of Work.
2640
2641	h. Patent Indemnity. The aviation supplier will indemnify the Postal Service and its officers,
2642	employees and agents against liability, including costs for actual or alleged direct or
2643	contributory infringement of, or inducement to infringe, any United States or foreign patent,
2644	trademark, or copyright, arising out of the performance of this contract, provided the aviation
2645	supplier is reasonably notified of such claims and proceedings.
2646
2647	i. Payment
2648	Payment will only be made for:
2649	1. Items that have been properly scanned and delivered to the correct delivery
2650	destination Service Points set forth in this contract, and
2651
2652	2. Other services and charges agreed upon by the parties.
2653
2654	The Postal Service will make payment in accordance with the Prompt Payment Act (31 U.S.C.
2655	3903) and 5 CFR 1315. Payments under this contract may be made by the Postal Service
2656	either by electronic funds transfer or other method agreed upon by the parties.
2657
2658	j. Risk of Loss. The Postal Service shall be liable for all third-party customer claims arising from
2659	or in connection with the loss, damage, or delay of any mail transported under this contract,
2660	except to the extent of any insurance proceeds received by the aviation supplier as a result of
2661	a catastrophic loss of an aircraft or other transport vehicle and attributable to Postal Service
2662	mail.
2663
2664	k. Taxes. The contract price includes all applicable federal, state, and local taxes and duties
2665	except the applicable Federal excise tax on the transportation of property via air. The aviation
2666	supplier is required to report to the Postal Service on an annual basis (October 1), the portion
2667	of the rates listed in Attachment 10: Pricing that are subject to federal excise tax. The Postal
2668	Service shall hold harmless, save, and defend the aviation supplier from any demand or claim
2669	of, or on behalf of, the IRS or the United States based on the application of federal excise
2670	taxes applicable to the transportation services performed by the aviation supplier under this
2671	contract.
2672
2673	l. Termination on Notice.
2674
2675	1. This contract does not contain a Termination for Convenience clause. In lieu of a
2676	Termination for Convenience, either party may terminate this contract without cause
2677	by providing advanced written notice to the non-terminating party and a termination
2678	fee as follows:
2679

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2680

Advanced Notice Provided	Postal Service Termination Fee	Aviation Supplier Termination Fee
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

2681
2682
2683	2. The terminating party must pay the termination fee corresponding to the advanced
2684	written notice within ninety (90) of the written notice of termination.
2685
2686	3. If the aviation supplier terminates the contract under this provision, the aviation
2687	supplier guarantees to provide the Postal Service a daily average capacity through the
2688	effective date of the termination of not less than the daily average capacity offered in
2689	the two most recently completed Operating Periods prior to the date of the receipt of
2690	the notice of termination, or, if two Operating Periods have not been completed when
2691	the notice of termination is received, the daily average capacity offered shall be at
2692	least equal to the average daily capacity transported prior to the receipt of the written
2693	notice of termination.
2694
2695	4. If the Postal Service terminates the contract under this provision, the Postal Service
2696	guarantees to provide the aviation supplier a volume commitment through the
2697	effective date of the termination of not less than the daily average volume offered in
2698	the two most recently completed Operating Periods prior to the date of the receipt of
2699	the notice of termination, or, if two Operating Periods have not been completed when
2700	the notice of termination is received, the daily average volume offered shall at least
2701	equal to the average daily volume offered prior to the receipt of the written notice of
2702	termination.
2703
2704	5. Either party’s termination under this provision shall not prejudice the aviation
2705	supplier’s right to payment for services rendered, but neither party shall be liable to
2706	the other for any other damages, fees, or payment except for the termination fee
2707	above.
2708
2709	6. This clause does not apply to changes in service resulting from the Postal Service
2710	changing from six (6) days to less than six (6) days of delivery per week. If such a
2711	scenario should occur, refer to the Frequency Adjustment clause of this contract.
2712
2713	m. Termination for Default. The Postal Service may terminate this contract, or any part hereof,
2714	for default if the aviation supplier fails to cure such default within thirty (30) days of being
2715	advised in writing of such by the Postal Service, or if the aviation supplier fails to provide the
2716	Postal Service, upon request, with adequate assurances of future performance. In the event
2717	of termination for default, the Postal Service will not be liable to the aviation supplier for any
2718	amount for supplies or services not provided, and the Postal Service shall have any and all
2719	rights and remedies provided by law, including the right to assess reasonable excess re-
2720	procurement costs. The Postal Service may withhold payment otherwise due the aviation
2721	supplier for services already performed in order to protect its interest in recouping excess re-
2722	procurement costs, and will promptly determine such costs so as to mitigate damage to the
2723	aviation supplier.
2724
2725	n. Title. Not applicable
2726

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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2727	o. Warranty. The aviation supplier warrants and represents that the services delivered under this
2728	contract shall be in accordance with the requirements and performance standards set forth in
2729	the contract. With respect to services for which performance standards are set forth in the
2730	contract, the Postal Service’s exclusive remedy (other than termination for default) shall be
2731	price adjustments as provided in this contract. With respect to all other services, the Postal
2732	Service’s exclusive remedy (other than termination for default) shall be for the aviation
2733	supplier to promptly correct, replace, or otherwise cure such performance at no cost to the
2734	Postal Service.
2735
2736	p. Limitation of Liability. Except as otherwise provided by an express or implied warranty, the
2737	supplier will not be liable to the Postal Service for consequential damages resulting from any
2738	defect or deficiencies in accepted items or services.
2739
2740	q. Other Compliance Requirements. The aviation supplier will comply with all applicable
2741	Federal, State, and local laws, executive orders, rules and regulations applicable to its
2742	performance under this contract.
2743
2744	r. Order of Precedence. Any inconsistencies in this solicitation or contract will be resolved by
2745	giving precedence in the following order:
2746	1. Contract clauses;
2747	2. Statement of Work;
2748	3. Attachments to the Statement of Work;
2749	4. Solicitation provisions
2750	5. Form 8203;
2751	6. Other documents and attachments associated with the contract.
2752
2753	s. Incorporation by Reference. Not applicable
2754
2755	t. Shipping. Not applicable
2756
2757
2758 2759	Clause 4-2: Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)
2760	a. Incorporation by Reference. Not applicable
2761
2762	b. Examination of Records.
2763	1. Records. “Records” includes books, documents, accounting procedures and
2764	practices, and other data, regardless of type and regardless of whether such items are
2765	in written form, in the form of computer data, or in any other form.
2766
2767	2. Examination of Costs. If this is a cost-type contract, the aviation supplier must
2768	maintain, and the Postal Service will have the right to examine and audit all records
2769	and other evidence sufficient to reflect properly all costs claimed to have been
2770	incurred or anticipated to be incurred directly or indirectly in performance of this
2771	contract. This right of examination includes inspection at all reasonable times of the
2772	aviation supplier’s plants, or parts of them, engaged in the performance of this
2773	contract.
2774
2775	3. Cost or Pricing Data. If the aviation supplier is required to submit cost or pricing data
2776	in connection with any pricing action relating to this contract, the Postal Service, in
2777	order to evaluate the accuracy, completeness, and currency of the cost or pricing
2778	data, will have the right to examine and audit all of the aviation supplier’s records,
2779	including computations and projections directly, related to:
2780	a. The proposal for the contract, subcontract, or modification;
2781	b. Pricing of the contract, subcontract, or modification; or
2782	c. Performance of the contract, subcontract or modification.
2783

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2784	4. Reports. If the aviation supplier is required to furnish cost, funding or performance
2785	reports, the Contracting Officer or any authorized representative of the Postal Service
2786	will have the right to examine and audit the supporting records and materials, for the
2787	purposes of evaluating:
2788	a. The effectiveness of the aviation supplier’s policies and procedures to
2789	produce data compatible with the objectives of these reports; and
2790	b. The data reported.
2791
2792	5. Availability. The aviation supplier must maintain and make available at its office at all
2793	reasonable times the records, materials, and other evidence described in (b)(1)-(4) of
2794	this clause, for examination, audit, or reproduction, until three years after final
2795	payment under this contract or any longer period required by statute or other clauses
2796	in this contract. In addition:
2797	a. If this contract is completely or partially terminated, the aviation supplier must
2798	make available the records related to the work terminated until three years
2799	after any resulting final termination settlement; and
2800
2801	b. The aviation supplier must make available records relating to appeals under
2802	the claims and disputes clause or to litigation or the settlement of claims
2803	arising under or related to this contract. Such records must be made
2804	available until such appeals, litigation or claims are finally resolved.
2805
2806
2807	Clause 4-7: Records Ownership (March 2006)
2808	Notwithstanding any state law providing for retention of rights in the records, the aviation supplier
2809	agrees that the Postal Service may, at its option, demand and take without additional compensation all
2810	records relating to the services provided under this agreement. The aviation supplier must turn over
2811	all such records upon request but may retain copies of documents produced by the aviation supplier.
2812
2813
2814	Clause 6-1: Contracting Officer’s Representative (March 2006)
2815	The Contracting Officer will appoint a Contracting Officer’s representative (COR), responsible for the
2816	day-to-day administration of the contract, who will serve as the Postal Service’s point of contact with
2817	the aviation supplier on all routine matters. A copy of the notice of appointment defining the COR’s
2818	authority will be furnished to the aviation supplier upon award of the contract.
2819
2820	a. The COR may be changed at any time by the Postal Service without prior notice to the
2821	aviation supplier, but notification of the change, including the name and address of the
2822	successor COR, will be promptly provided to the aviation supplier by the Contracting Officer in
2823	writing.
2824
2825	b. The responsibilities and limitations of the COR are as follows:
2826	1. The COR is responsible for the operational and administrative aspects of the contract
2827	and technical liaison with the aviation supplier. The COR is responsible also for the
2828	final inspection and acceptance of aviation supplier performance and submitted
2829	reports and has other responsibilities as specified by the contract.
2830
2831	2. The COR is not authorized to make any commitments or otherwise obligate the Postal
2832	Service or authorize any changes affecting the contract price, terms, or conditions.
2833	Any aviation supplier request for changes must be referred to the Contracting Officer
2834	directly or through the COR. No such changes may be made without the Contracting
2835	Officer’s express prior authorization.
2836
2837	3. The COR may place orders for the aviation supplier to transport and process mail in
2838	accordance with the provisions of the contract at the agreed-upon rate only.
2839

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2840
2841	Clause 9-1: Convict Labor (March 2006)
2842	In connection with the work under this contract, the aviation supplier agrees not to employ any person
2843	undergoing sentence of imprisonment, except as provided by E.O. 11755, December 28, 1973, as
2844	amended and 18 USC 3621 and 3622.
2845
2846
2847	Clause 9-2: Contract Work Hours and Safety Standards Act - Overtime
2848	Compensation (March 2006)
2849	a. No aviation supplier or subcontractor contracting for any part of the contract work may require
2850	or permit any laborer or mechanic to work more than 40 hours in any workweek on work
2851	subject to the provisions of the Contract Work Hours and Safety Standards Act, unless the
2852	laborer or mechanic receives compensation at a rate not less than one-and-one-half times the
2853	laborer’s or mechanic’s basic rate of pay for all such hours worked in excess of 40 hours.
2854
2855	b. Violation, Liability for Unpaid Wages, and Liquidated Damages. In the event of any violation
2856	of paragraph a above, the aviation supplier and any subcontractor responsible for the violation
2857	are liable to any affected employee for unpaid wages. The aviation supplier and subcontractor
2858	are also liable to the Postal Service for liquidated damages, which will be computed for each
2859	laborer or mechanic at $10 for each day on which the employee was required or permitted to
2860	work in violation of paragraph a above.
2861
2862	c. Withholding for Unpaid Wages and Liquidated Damages. The Contracting Officer may
2863	withhold from the aviation supplier, from any moneys payable to the aviation supplier or
2864	subcontractor under this or any other contract with the same aviation supplier, or any other
2865	federally assisted contract subject to the Contract Work Hours and Safety Standards Act held
2866	by the same aviation supplier, sums as may administratively be determined necessary to
2867	satisfy any liabilities of the aviation supplier or subcontractor for unpaid wages and liquidated
2868	damages pursuant to paragraph b above.
2869
2870	d. Records. The aviation supplier or subcontractor must maintain for 3 years from the
2871	completion of the contract for each laborer and mechanic (including watchmen and guards)
2872	working on the contract payroll records which contain the name, address, social security
2873	number, and classification(s) of each such employee, hourly rates of wages paid, number of
2874	daily and weekly hours worked, deductions made, and actual wages paid. The aviation
2875	supplier or subcontractor must make these records available for inspection, copying, or
2876	transcription by authorized representatives of the Contracting Officer and the Department of
2877	Labor, and must permit such representatives to interview employees during working hours on
2878	the job. (The Department of Labor information collection and record keeping requirements in
2879	this paragraph d have been approved by the Office of Management and Budget under OMB
2880	control numbers 1215-0140 and 1215-0017.)
2881
2882	e. Subcontracts. The aviation supplier must insert paragraphs a through d of this clause in all
2883	subcontracts, and must require their inclusion in all subcontracts at any tier.
2884
2885
2886	Clause 9-7: Equal Opportunity (March 2006) (Tailored)
2887	During the performance of this contract, the contractor agrees as follows:
2888	1. The contractor may not discriminate against employees or applicants for employment because
2889	of race, color, religion, sex, or national origin. The contractor will take affirmative action to
2890	ensure that applicants are employed, and that employees are treated during employment,
2891	without regard to race, color, religion, sex, or national origin. Such action shall include, but not
2892	be limited to the following: Employment, upgrading, demotion, or transfer; recruitment or
2893	recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and
2894	selection for training, including apprenticeship. The contractor agrees to post in conspicuous

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Contract ACN-13-FX

Part 3: Contract Clauses

2895	places, available to employees and applicants for employment, notices to be provided by the
2896	Contracting Officer setting forth the provisions of this nondiscrimination clause.
2897
2898	2. The contractor, in all solicitations or advertisements for employees placed by or on behalf of
2899	the contractor, state that all qualified applicants will receive consideration for employment
2900	without regard to race, color, religion, sex, or national origin.
2901
2902	3. The contractor will send to each labor union or representative of workers with which he has a
2903	collective bargaining agreement or other contract or understanding, a notice, provided by the
2904	agency Contracting Officer, advising the labor union or workers’ representative of the
2905	contractor’s commitments under section 202 of Executive Order 11246 of September 24,
2906	1965, and must post copies of the notice in conspicuous places available to employees and
2907	applicants for employment.
2908
2909	4. The contractor will comply with all provisions of Executive Order (EO) 11246 of September 24,
2910	1965, as amended, and of the rules, regulations, and relevant orders of the Secretary of
2911	Labor.
2912
2913	5. The contractor will furnish all information and reports required by Executive Order, 11246 of
2914	September 24, 1964, and by the rules, regulations, and orders of the Secretary of Labor, or
2915	pursuant thereto, and will permit access to his books, records, and accounts by the
2916	contracting agency and the Secretary of Labor for purposes of investigation to ascertain
2917	compliance with such rules, regulations, and orders.
2918
2919	6. In the event of the contractor’s non-compliance with the non-discrimination clauses of this
2920	contract or with any of such rules, regulations, or orders, this contract may be canceled,
2921	terminated, or suspended, in whole or in part and the contractor may be declared ineligible for
2922	further Government contracts in accordance with procedures authorized in Executive Order
2923	11246 of September 24, 1965, and such other sanctions may be imposed and remedies
2924	invoked as provided in Executive Order 11246 of September 24, 1965, or by rule, regulation,
2925	or order of the Secretary of Labor, or as otherwise provided by law.
2926
2927	7. The contractor will include the provisions of paragraphs (1) through (7) in every subcontract or
2928	purchase order under this contract unless exempted by rules, regulations, or orders of the
2929	Secretary of Labor issued pursuant to section 204 of Executive Order 11246 of September 24,
2930	1965, so that such provisions will be binding upon each subcontractor or vendor. The
2931	contractor will take such action with respect to any subcontract or purchase order as may be
2932	directed by the Secretary of Labor as a means of enforcing such provisions including
2933	sanctions for noncompliance, provided, however, that in the event the contractor becomes
2934	involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such
2935	direction, the contractor may request the United States to enter into such litigation to protect
2936	the interest of the United States.
2937
2938
2939	Clause 9-9: Equal Opportunity Preaward Compliance of Subcontracts (March
2940	2006) (Tailored)
2941	The aviation supplier may not enter into a first-tier subcontract for an estimated or actual amount of $1
2942	million or more without obtaining in writing from the Contracting Officer a clearance that the proposed
2943	subcontractor is in compliance with equal opportunity requirements and therefore eligible for award.
2944
2945
2946	Clause 9-10: Service Contract Act (March 2006)
2947	a. This contract is subject to the Service Contract Act of 1965, as amended (41 U.S.C. 351 et
2948	seq.), and to the following provisions and all other applicable provisions of the Act and
2949	regulations of the Secretary of Labor issued under the Act (29 CFR Part 4).
2950

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Contract ACN-13-FX

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2951	b.
2952	1) Each service employee employed in the performance of this contract by the aviation
2953	supplier or any subcontractor must be: a) paid not less than the minimum monetary
2954	wages and b) furnished fringe benefits in accordance with the wages and fringe
2955	benefits determined by the Secretary of Labor or an authorized representative, as
2956	specified in any wage determination attached to this contract.
2957

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Contract ACN-13-FX

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2958
2959	2)
2960	a) If a wage determination is attached to this contract, the Contracting Officer
2961	must require that any class of service employees not listed in it and to be
2962	employed under the contract (that is, the work to be performed is not
2963	performed by any classification listed in the wage determination) be
2964	classified by the aviation supplier so as to provide a reasonable relationship
2965	(that is, appropriate level of skill comparison) between the unlisted
2966	classifications and the classifications in the wage determination. The
2967	conformed class of employees must be paid the monetary wages and
2968	furnished the fringe benefits determined under this clause. (The information
2969	collection requirements contained in this paragraph b have been approved
2970	by the Office of Management and Budget under OMB control number 1215-
2971	0150.)
2972
2973	b) The conforming procedure must be initiated by the aviation supplier before
2974	the performance of contract work by the unlisted class of employees. A
2975	written report of the proposed conforming action, including information
2976	regarding the agreement or disagreement of the authorized representative
2977	of the employees involved or, if there is no authorized representative, the
2978	employees themselves, must be submitted by the aviation supplier to the
2979	Contracting Officer no later than 30 days after the unlisted class of
2980	employees performs any contract work. The Contracting Officer must
2981	review the proposed action and promptly submit a report of it, together with
2982	the agency’s recommendation and all pertinent information, including the
2983	position of the aviation supplier and the employees, to the Wage and Hour
2984	Division, Employment Standards Administration, U.S. Department of Labor,
2985	for review. Within 30 days of receipt, the Wage and Hour Division will
2986	approve, modify, or disapprove the action, render a final determination in
2987	the event of disagreement, or notify the Contracting Officer that additional
2988	time is necessary.
2989
2990	c) The final determination of the conformance action by the Wage and Hour
2991	Division will be transmitted to the Contracting Officer, who must promptly
2992	notify the aviation supplier of the action taken. The aviation supplier must
2993	give each affected employee a written copy of this determination, or it must
2994	be posted as a part of the wage determination.
2995
2996	d)
2997	i. The process of establishing wage and fringe benefit rates bearing a
2998	reasonable relationship to those listed in a wage determination
2999	cannot be reduced to any single formula. The approach used may
3000	vary from determination to determination, depending on the
3001	circumstances. Standard wage and salary administration practices
3002	ranking various job classifications by pay grade pursuant to point
3003	schemes or other job factors may, for example, be relied upon.
3004	Guidance may also be obtained from the way various jobs are rated
3005	under federal pay systems (Federal Wage Board Pay System and the
3006	General Schedule) or from other wage determinations issued in the
3007	same locality. Basic to the establishment of conformable wage rates
3008	is the concept that a pay relationship should be maintained between
3009	job classifications on the basis of the skill required and the duties
3010	performed.
3011

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Contract ACN-13-FX

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3012
3013	ii. If a contract is modified or extended or an option is exercised, or if a
3014	contract succeeds a contract under which the classification in
3015	question was previously conformed pursuant to this clause, a new
3016	conformed wage rate and fringe benefits may be assigned to the
3017	conformed classification by indexing (that is, adjusting) the previous
3018	conformed rate and fringe benefits by an amount equal to the
3019	average (mean) percentage increase change in the wages and fringe
3020	benefits specified for all classifications to be used on the contract that
3021	are listed in the current wage determination, and those specified for
3022	the corresponding classifications in the previously applicable wage
3023	determination. If these conforming actions are accomplished before
3024	the performance of contract work by the unlisted class of employees,
3025	the aviation supplier must advise the Contracting Officer of the action
3026	taken, but the other procedures in b.2(c) above need not be followed.
3027
3028	iii. No employee engaged in performing work on this contract may be
3029	paid less than the currently applicable minimum wage specified under
3030	section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.
3031
3032	e) The wage rate and fringe benefits finally determined pursuant to b.2 (a) and
3033	(b) above must be paid to all employees performing in the classification
3034	from the first day on which contract work is performed by them in the
3035	classification. Failure to pay unlisted employees the compensation agreed
3036	upon by the interested parties and/or finally determined by the Wage and
3037	Hour Division retroactive to the date the class of employees began contract
3038	work is a violation of the Service Contract Act and this contract.
3039
3040	f) Upon discovery of failure to comply with b.2 (a) through (e) above, the
3041	Wage and Hour Division will make a final determination of conformed
3042	classification, wage rate, and / or fringe benefits that will be retroactive to
3043	the date the class of employees commenced contract work.
3044
3045	3) If, as authorized pursuant to section 4(d) of the Service Contract Act, the term of this
3046	contract is more than one year, the minimum monetary wages and fringe benefits
3047	required to be paid or furnished to service employees will be subject to adjustment
3048	after one year and not less often than once every two years, pursuant to wage
3049	determinations to be issued by the Wage and Hour Division, Employment Standards
3050	Administration of the Department of Labor.
3051
3052	c. The aviation supplier or subcontractor may discharge the obligation to furnish fringe benefits
3053	specified in the attachment or determined conformably to it by furnishing any equivalent
3054	combinations of bona fide fringe benefits, or by making equivalent or differential payments in
3055	cash in accordance with the applicable rules set forth in Subpart D of 29 CFR Part 4, and not
3056	otherwise.
3057
3058	d.
3059	1) In the absence of a minimum-wage attachment for this contract, neither the aviation
3060	supplier nor any subcontractor under this contract may pay any person performing
3061	work under the contract (regardless of whether they are service employees) less than
3062	the minimum wage specified by section 6(a)(1) of the Fair Labor Standards Act of
3063	1938. Nothing in this provision relieves the aviation supplier or any subcontractor of
3064	any other obligation under law or contract for the payment of a higher wage to any
3065	employee.
3066

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3067
3068	2)
3069	a) If this contract succeeds a contract subject to the Service Contract Act,
3070	under which substantially the same services were furnished in the same
3071	locality, and service employees were paid wages and fringe benefits
3072	provided for in a collective bargaining agreement, in the absence of a
3073	minimum wage attachment for this contract setting forth collectively
3074	bargained wage rates and fringe benefits, neither the aviation supplier nor
3075	any subcontractor under this contract may pay any service employee
3076	performing any of the contract work (regardless of whether or not the
3077	employee was employed under the predecessor contract), less than the
3078	wages and fringe benefits provided for in the agreement, to which the
3079	employee would have been entitled if employed under the predecessor
3080	contract, including accrued wages and fringe benefits and any prospective
3081	increases in wages and fringe benefits provided for under the agreement.
3082
3083	b) No aviation supplier or subcontractor under this contract may be relieved of
3084	the foregoing obligation unless the limitations of section 4.1(b) of 29 CFR
3085	Part 4 apply or unless the Secretary of Labor or an authorized
3086	representative finds, after a hearing as provided in section 4.10 of 29 CFR
3087	Part 4, that the wages and/or fringe benefits provided for in the agreement
3088	vary substantially from those prevailing for services of a similar character in
3089	the locality, or determines, as provided in section 4.11 of 29 CFR Part 4,
3090	that the agreement applicable to service employees under the predecessor
3091	contract was not entered into as a result of arm’s-length negotiations.
3092
3093	c) If it is found in accordance with the review procedures in 29 CFR 4.10
3094	and/or 4.11 and Parts 6 and 8 that wages and/or fringe benefits in a
3095	predecessor aviation supplier’s collective bargaining agreement vary
3096	substantially from those prevailing for services of a similar character in the
3097	locality, and/or that the agreement applicable to service employees under
3098	the predecessor contract was not entered into as a result of arm’s-length
3099	negotiations, the Department will issue a new or revised wage
3100	determination setting forth the applicable wage rates and fringe benefits.
3101	This determination will be made part of the contract or subcontract, in
3102	accordance with the decision of the Administrator, the Administrative Law
3103	Judge, or the Board of Service Contract Appeals, as the case may be,
3104	irrespective of whether its issuance occurs before or after award (53 Comp.
3105	Gen. 401 (1973)). In the case of a wage determination issued solely as a
3106	result of a finding of substantial variance, it will be effective as of the date of
3107	the final administrative decision.
3108
3109	e. The aviation supplier and any subcontractor under this contract must notify each service
3110	employee starting work on the contract of the minimum monetary wage and any fringe
3111	benefits required to be paid pursuant to the contract, or must post the wage determination
3112	attached to this contract. The poster provided by the Department of Labor (Publication WH
3113	1313) must be posted in a prominent and accessible place at the worksite. Failure to comply
3114	with this requirement is a violation of section 2(a) (4) of the Act and of this contract.
3115	(Approved by the Office of Management and Budget under OMB control number 1215-0150.)
3116
3117	f. The aviation supplier or subcontractor may not permit services called for by this contract to be
3118	performed in buildings or surroundings or under working conditions provided by or under the
3119	control or supervision of the aviation supplier or subcontractor that are unsanitary or
3120	hazardous or dangerous to the health or safety of service employees engaged to furnish these
3121	services, and the aviation supplier or subcontractor must comply with the safety and health
3122	standards applied under 29 CFR Part 1925.
3123

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3124	g.
3125	1) The aviation supplier and each subcontractor performing work subject to the Act must
3126	maintain for 3 years from the completion of the work records containing the
3127	information specified in (a) through (f) following for each employee subject to the
3128	Service Contract Act and must make them available for inspection and transcription
3129	by authorized representatives of the Wage and Hour Division, Employment Standards
3130	Administration of the U.S. Department of Labor (approved by the Office of
3131	Management and Budget under OMB control numbers 1215-0017 and 1215-0150):
3132	a) Name, address, and social security number of each employee.
3133
3134	b) The correct work classification, rate or rates of monetary wages paid and
3135	fringe benefits provided, rate or rates of fringe benefit payments in lieu
3136	thereof, and total daily and weekly compensation of each employee.
3137
3138	c) The number of daily and weekly hours so worked by each employee.
3139
3140	d) Any deductions, rebates, or refunds from the total daily or weekly
3141	compensation of each employee.
3142
3143	e) A list of monetary wages and fringe benefits for those classes of service
3144	employees not included in the wage determination attached to this contract
3145	but for whom wage rates or fringe benefits have been determined by the
3146	interested parties or by the Administrator or authorized representative
3147	pursuant to paragraph b above. A copy of the report required by b.2 (b)
3148	above is such a list.
3149
3150	f) Any list of the predecessor aviation supplier’s employees furnished to the
3151	aviation supplier pursuant to section 4.6(1) (2) of 29 CFR Part 4.
3152
3153	2) The aviation supplier must also make available a copy of this contract for inspection or
3154	transcription by authorized representatives of the Wage and Hour Division.
3155
3156	3) Failure to make and maintain or to make available the records specified in this
3157	paragraph g for inspection and transcription is a violation of the regulations and this
3158	contract, and in the case of failure to produce these records, the Contracting Officer,
3159	upon direction of the Department of Labor and notification of the aviation supplier,
3160	must take action to suspend any further payment or advance of funds until the
3161	violation ceases.
3162
3163	4) The aviation supplier must permit authorized representatives of the Wage and Hour
3164	Division to conduct interviews with employees at the worksite during normal working
3165	hours.
3166
3167	h. The aviation supplier must unconditionally pay to each employee subject to the Service
3168	Contract Act all wages due free and clear and without subsequent deduction (except as
3169	otherwise provided by law or regulations, 29 CFR Part 4), rebate, or kickback on any account.
3170	Payments must be made no later than one pay period following the end of the regular pay
3171	period in which the wages were earned or accrued. A pay period under the Act may not be of
3172	any duration longer than semimonthly.
3173
3174	i. The Contracting Officer must withhold or cause to be withheld from the Postal Service aviation
3175	supplier under this or any other contract with the aviation supplier such sums as an
3176	appropriate official of the Department of Labor requests or the Contracting Officer decides
3177	may be necessary to pay underpaid employees employed by the aviation supplier or
3178	subcontractor. In the event of failure to pay employees subject to the Act wages or fringe
3179	benefits due under the Act, the Postal Service may, after authorization or by direction of the
3180	Department of Labor and written notification to the aviation supplier, suspend any further

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Contract ACN-13-FX

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3181	payment or advance of funds until the violations cease. Additionally, any failure to comply with
3182	the requirements of this clause may be grounds for termination of the right to proceed with the
3183	contract work. In this event, the Postal Service may enter into other contracts or arrangements
3184	for completion of the work, charging the aviation supplier in default with any additional cost.
3185
3186	j. The aviation supplier agrees to insert this clause in all subcontracts subject to the Act. The
3187	term “aviation supplier,” as used in this clause in any subcontract, is deemed to refer to the
3188	subcontractor, except in the term “aviation supplier.”
3189
3190	k. Service employee means any person engaged in the performance of this contract other than
3191	any person employed in a bona fide executive, administrative, or professional capacity, as
3192	those terms are defined in Part 541 of Title 29, Code of Federal Regulations, as of July 30,
3193	1976, and any subsequent revision of those regulations. The term includes all such persons
3194	regardless of any contractual relationship that may be alleged to exist between an aviation
3195	supplier or subcontractor and them.
3196
3197	l.
3198	1) If wages to be paid or fringe benefits to be furnished service employees employed by
3199	the aviation supplier or a subcontractor under the contract are provided for in a
3200	collective bargaining agreement that is or will be effective during any period in which
3201	the contract is being performed, the aviation supplier must report this fact to the
3202	Contracting Officer, together with full information as to the application and accrual of
3203	these wages and fringe benefits, including any prospective increases, to service
3204	employees engaged in work on the contract, and furnish a copy of the agreement.
3205	The report must be made upon starting performance of the contract, in the case of
3206	collective bargaining agreements effective at the time. In the case of agreements or
3207	provisions or amendments thereof effective at a later time during the period of
3208	contract performance, they must be reported promptly after their negotiation.
3209	(Approved by the Office of Management and Budget under OMB control number
3210	1215-0150.)
3211
3212	2) Not less than 10 days before completion of any contract being performed at a Postal
3213	facility where service employees may be retained in the performance of a succeeding
3214	contract and subject to a wage determination containing vacation or other benefit
3215	provisions based upon length of service with a aviation supplier (predecessor) or
3216	successor (section 4.173 of Regulations, 29 CFR Part 4), the incumbent aviation
3217	supplier must furnish to the Contracting Officer a certified list of the names of all
3218	service employees on the aviation supplier’s or subcontractor’s payroll during the last
3219	month of contract performance. The list must also contain anniversary dates of
3220	employment on the contract, either with the current or predecessor aviation suppliers
3221	of each such service employee. The Contracting Officer must turn over this list to the
3222	successor aviation supplier at the commencement of the succeeding contract.
3223	(Approved by the Office of Management and Budget under OMB control number
3224	1215-0150.)
3225
3226	m. Rulings and interpretations of the Service Contract Act of 1965, as amended, are contained in
3227	Regulations, 29 CFR Part 4.
3228
3229	n.
3230	1) By entering into this contract, the aviation supplier and its officials certify that neither
3231	they nor any person or firm with a substantial interest in the aviation supplier’s firm are
3232	ineligible to be awarded government contracts by virtue of the sanctions imposed
3233	pursuant to section 5 of the Act.
3234
3235	2) No part of this contract may be subcontracted to any person or firm ineligible for
3236	award of a government contract pursuant to section 5 of the Act.
3237

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3238	3) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18
3239	U.S.C. 1001.
3240
3241	o. Notwithstanding any of the other provisions of this clause, the following employees may be
3242	employed in accordance with the following variations, tolerances, and exemptions, which the
3243	Secretary of Labor, pursuant to section 4(b) of the Act before its amendment by Public Law
3244	92-473, found to be necessary and proper in the public interest or to avoid serious impairment
3245	of the conduct of government business:
3246
3247	1) Apprentices, student-learners, and workers whose earning capacity is impaired by
3248	age, or physical or mental deficiency or injury may be employed at wages lower than
3249	the minimum wages otherwise required by section 2(a)(1) or 2(b)(1) of the Service
3250	Contract Act without diminishing any fringe benefits or cash payments in lieu thereof
3251	required under section 2(a)(2) of the Act, in accordance with the conditions and
3252	procedures prescribed for the employment of apprentices, student-learners,
3253	handicapped persons, and handicapped clients of sheltered workshops under section
3254	14 of the Fair Labor Standards Act of 1938, in the regulations issued by the
3255	Administrator (29 CFR Parts 520, 521, 524, and 525).
3256
3257	2) The Administrator will issue certificates under the Service Contract Act for the
3258	employment of apprentices, student-learners, handicapped persons, or handicapped
3259	clients of sheltered workshops not subject to the Fair Labor Standards Act of 1938, or
3260	subject to different minimum rates of pay under the two Acts, authorizing appropriate
3261	rates of minimum wages (but without changing requirements concerning fringe
3262	benefits or supplementary cash payments in lieu thereof), applying procedures
3263	prescribed by the applicable regulations issued under the Fair Labor Standards Act of
3264	1938 (29 CFR Parts 520, 521, 524, and 525).
3265
3266	3) The Administrator will also withdraw, annul, or cancel such certificates in accordance
3267	with the regulations in Parts 525 and 528 of Title 29 of the Code of Federal
3268	Regulations.
3269
3270	p. Apprentices will be permitted to work at less than the predetermined rate for the work they
3271	perform when they are employed and individually registered in a bona fide apprenticeship
3272	program registered with a State Apprenticeship Agency recognized by the U.S. Department of
3273	Labor, or if no such recognized agency exists in a state, under a program registered with the
3274	Bureau of Apprenticeship and Training, Employment and Training Administration, U.S.
3275	Department of Labor. Any employee not registered as an apprentice in an approved program
3276	must be paid the wage rate and fringe benefits contained in the applicable wage determination
3277	for the journeyman classification of work actually performed. The wage rates paid apprentices
3278	may not be less than the wage rate for their level of progress set forth in the registered
3279	program, expressed as the appropriate percentage of the journeyman’s rate contained in the
3280	applicable wage determination. The allowable ratio of apprentices to journeymen employed
3281	on the contract work in any craft classification may not be greater than the ratio permitted to
3282	the aviation supplier for its entire workforce under the registered program.
3283
3284	q. An employee engaged in an occupation in which he or she customarily and regularly receives
3285	more than $30 a month tips may have the amount of tips credited by the employer against the
3286	minimum wage required by section 2(a) (1) or section 2(b) (1) of the Act in accordance with
3287	section 3(m) of the Fair Labor Standards Act and Regulations, 29 CFR Part 531. However, the
3288	amount of this credit may not exceed $1.24 per hour beginning January 1, 1980, and $1.34
3289	per hour after December 31, 1980. To utilize this proviso:
3290	1) The employer must inform tipped employees about this tip credit allowance before the
3291	credit is utilized;
3292

Air Cargo Network

Contract ACN-13-FX

Part 3: Contract Clauses

3293	2) The employees must be allowed to retain all tips (individually or through a pooling
3294	arrangement and regardless of whether the employer elects to take a credit for tips
3295	received);
3296
3297	3) The employer must be able to show by records that the employee receives at least
3298	the applicable Service Contract Act minimum wage through the combination of direct
3299	wages and tip credit (approved by the Office of Management and Budget under OMB
3300	control number 1214-0017); and
3301
3302	4) The use of tip credit must have been permitted under any predecessor collective
3303	bargaining agreement applicable by virtue of section 4(c) of the Act.
3304
3305	r. Disputes arising out of the labor standards provisions of this contract are not subject to the
3306	Claims and Disputes clause but must be resolved in accordance with the procedures of the
3307	Department of Labor set forth in 29 CFR Parts 4, 6, and 8. Disputes within the meaning of this
3308	clause include disputes between the aviation supplier (or any of its subcontractors) and the
3309	Postal Service, the U.S. Department of Labor, or the employees or their representatives.
3310
3311
3312	Clause 9-12: Fair Labor Standards Act and Service Contract Act - Price
3313	Adjustment (February 2010)
3314	a. The aviation supplier warrants that the contract prices do not include allowance for any
3315	contingency to cover increased costs for which adjustment is provided under this clause.
3316
3317	b. The minimum prevailing wage determination, including fringe benefits, issued under the
3318	Service Contract Act of 1965 by the Department of Labor (DOL), current at least every two
3319	years after the original award date, current at the beginning of any option or renewal period, or
3320	in the case of a significant change in labor requirements, applies to this contract and any
3321	exercise of an option or renewal of this contract. When no such determination has been made
3322	as applied to this contract, the minimum wage established in accordance with the Fair Labor
3323	Standards Act applies to any exercise of an option or renewal of this contract.
3324
3325	c. When, as a result of the determination of minimum prevailing wages and fringe benefits
3326	applicable (1) every two years after original award date, (2) at the beginning of any option or
3327	renewal period, or (3) in the case of a significant change in labor requirements, an increased
3328	or decreased wage determination is applied to this contract, or when as a result of any
3329	amendment to the Fair Labor Standards Act enacted after award that affects minimum wage,
3330	and whenever such a determination becomes applicable to this contract under law, the
3331	aviation supplier increases or decreases wages or fringe benefits of employees working on the
3332	contract to comply, the aviation supplier and the Contracting Officer will negotiate whether and
3333	to what extent either party will absorb the costs of the wage change. Any resulting change in
3334	contract price is limited to increases or decreases in wages or fringe benefits, and the
3335	concomitant increases or decreases in Social Security, unemployment taxes, and workers’
3336	compensation insurance, but may not otherwise include any amount for general and
3337	administrative costs, overhead, or profit.
3338
3339	d. The aviation supplier or Contracting Officer may request a contract price adjustment within 30
3340	days of the effective date of a wage change. If a request for contract price adjustment has
3341	been made, and the parties have not reached an agreement within thirty days of that request,
3342	the Contracting Officer should issue a unilateral change order in the amount considered to be
3343	a fair and equitable adjustment. The aviation supplier may then either accept the amount, or
3344	the aviation supplier may file a claim under Clause B-9: Claims and Disputes unless the
3345	Contracting Officer and aviation supplier extend this period in writing. Upon agreement of the
3346	parties, the contract price or unit price labor rates will be modified in writing. Pending
3347	agreement on or determination of any such adjustment and its effective date, the aviation
3348	supplier must continue performance.
3349

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Contract ACN-13-FX

Part 3: Contract Clauses

3350	e. The Contracting Officer or the Contracting Officer’s authorized representative must, for 3
3351	years after final payment under the contract, be given access to and the right to examine any
3352	directly pertinent books, papers, and records of the aviation supplier.
3353
3354
3355	Clause 9-13: Affirmative Action for Workers with Disabilities (March 2006)
3356	(Tailored)
3357	a. The contractor will not discriminate against any employee or applicant for employment
3358	because of physical or mental disability in regard to any position for which the employee or
3359	applicant for employment is qualified. The contractor agrees to take affirmative action to
3360	employ, advance in employment, and otherwise treat qualified individuals with disabilities
3361	without discrimination based on their physical or mental disability in all employment practices,
3362	including the following:
3363	1. Recruitment, advertising, and job application procedures;
3364
3365	2. Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination,
3366	right of return from layoff and rehiring
3367
3368	3. Rates of pay or any other form of compensation and changes in compensation
3369
3370	4. Job assignments, job classifications, organizational structures, position descriptions,
3371	lines of progression, and seniority lists
3372
3373	5. Leaves of absence, sick leave, or any other leave
3374	6. Fringe benefits available by virtue of employment, whether or not administered by the
3375	contractor
3376
3377	7. Selection and financial support for training, including apprenticeship, professional
3378	meetings, conferences, and other related activities, and selection for leaves of
3379	absence to pursue training
3380
3381	8. Activities sponsored by the contractor including social or recreational programs; and
3382
3383	9. Any other term, condition, or privilege of employment.
3384
3385	b. The contractor agrees to comply with the rules, regulations, and relevant orders of the
3386	Secretary of Labor issued pursuant to the Rehabilitation Act of 1973, as amended.
3387
3388	c. In the event of the contractor’s noncompliance with the requirements, actions for
3389	noncompliance may be taken in accordance with the rules, regulations, and relevant orders of
3390	the Secretary of Labor issued pursuant to the act.
3391
3392	d. The contractor agrees to post in conspicuous places, available to employees and applicants
3393	for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for
3394	Federal Contract Compliance Programs, provided by or through the Contracting Officer. Such
3395	notices shall state the rights of applicants and employees as well as the contractor’s obligation
3396	under the law to take affirmative action to employ and advance in employment qualified
3397	employees and applicants with disabilities. The contractor must ensure that applicants and
3398	employees with disabilities are informed of the contents of the notice (e.g., the contractor may
3399	have the notice read to a visually disabled individual, or may lower the posted notice so that it
3400	might be read by a person in a wheelchair).
3401
3402	e. The contractor will notify each labor organization or representative of workers with which it has
3403	a collective bargaining agreement or other understanding that the contractor is bound by the
3404	terms of section 503 of the Rehabilitation Act of 1973, as amended, and is committed to take
3405	affirmative action to employ and advance in employment individuals with physical or mental
3406	disabilities.

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Contract ACN-13-FX

Part 3: Contract Clauses

3407
3408	f. The contractor must include the provisions of this clause in every subcontract or purchase
3409	order in excess of $10,000, unless exempted by the rules, regulations, or orders of the
3410	Secretary issued pursuant to section 503 of the Act, as amended, so that such provisions will
3411	be binding upon each subcontractor or vendor. The contractor will take such action with
3412	respect to any subcontract or purchase order as the Deputy Assistant Secretary for Federal
3413	Contract Compliance Programs may direct to enforce such provisions, including action for
3414	noncompliance.
3415
3416
3417	Clause 9-14: Equal Opportunity for Disabled Veterans, Recently Separated
3418	Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans
3419	(February 2010) (Tailored)
3420	a. The contractor will not discriminate against any employee or applicant for employment
3421	because he or she is a disabled veteran, recently separated veteran, other protected veteran,
3422	or Armed Forces service medal veteran in regard to any position for which the employee or
3423	applicant for employment is qualified. The contractor agrees to take affirmative action to
3424	employ, advance in employment and otherwise treat qualified individuals without
3425	discrimination based on their status as a disabled veteran, recently separated veteran, other
3426	protected veteran, or Armed Forces service medal veteran in all employment practices,
3427	including the following:
3428
3429	1. Recruitment, advertising, and job application procedures;
3430
3431	2. Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination,
3432	right of return from layoff and rehiring;
3433
3434	3. Rates of pay or any other form of compensation and changes in compensation;
3435
3436	4. Job assignments, job classifications, organizational structures, position descriptions,
3437	lines of progression, and seniority lists;
3438
3439	5. Leaves of absence, sick leave, or any other leave;
3440
3441	6. Fringe benefits available by virtue of employment, whether or not administered by the
3442	contractor;
3443
3444	7. Selection and financial support for training, including apprenticeship, and on-the-job
3445	training under 38 U.S.C. 3687, professional meetings, conferences, and other related
3446	activities, and selection for leaves of absence to pursue training;
3447
3448	8. Activities sponsored by the contractor including social or recreational programs; and
3449
3450	9. Any other term, condition, or privilege of employment.
3451
3452	b. The contractor agrees to immediately list all employment openings which exist at the time of
3453	the execution of this contract and those which occur during the performance of this contract,
3454	including those not generated by this contract and including those occurring at an
3455	establishment of the contractor other than the one where the contract is being performed, but
3456	excluding those of independently operated corporate affiliates, with the appropriate
3457	employment service delivery system where the opening occurs. Listing employment openings
3458	with the state workforce agency job bank or with the local employment service delivery system
3459	where the opening occurs will satisfy the requirement to list jobs with the appropriate
3460	employment service delivery system.
3461

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Contract ACN-13-FX

Part 3: Contract Clauses

3462
3463	c. Listing of employment openings with the appropriate employment service delivery system
3464	pursuant to this clause shall be made at least concurrently with the use of any other
3465	recruitment source or effort and shall involve the normal obligations which attach to the
3466	placing of a bona fide job order, including the acceptance of referrals of veterans and
3467	nonveterans. The listing of employment openings does not require the hiring of any particular
3468	job applicants or from any particular group of job applicants, and nothing herein is intended to
3469	relieve the contractor from any requirements in Executive orders or regulations regarding
3470	nondiscrimination in employment.
3471
3472	d. Whenever a contractor, other than a state or local governmental contractor, becomes
3473	contractually bound to the listing provisions in paragraphs 2 and 3 of this clause, it shall advise
3474	the state workforce agency in each state where it has establishments of the name and location
3475	of each hiring location in the state. As long as the contractor is contractually bound to these
3476	provisions and has so advised the state agency, there is no need to advise the state agency of
3477	subsequent contracts. The contractor may advise the state agency when it is no longer bound
3478	by this contract clause.
3479
3480	e. The provisions of paragraphs 2 and 3 of this clause do not apply to the listing of employment
3481	openings which occur and are filled outside of the 50 states, the District of Columbia, the
3482	Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, the
3483	Commonwealth of the Northern Mariana Islands, Wake Island, and the Trust Territories of the
3484	Pacific Islands.
3485
3486	f. As used in this clause:
3487
3488	1. All employment openings includes all positions except executive and senior
3489	management, those positions that will be filled from within the contractor’s
3490	organization, and positions lasting three days or less. This term includes full-time
3491	employment, temporary employment of more than three days’ duration, and part-time
3492	employment.
3493
3494	2. Executive and senior management means: (1) Any employee (a) compensated on a
3495	salary basis at a rate of not less than $455 per week (or $380 per week, if employed
3496	in American Samoa by employers other than the Federal Government), exclusive of
3497	board, lodging or other facilities; (b) whose primary duty is management of the
3498	enterprise in which the employee is employed or of a customarily recognized
3499	department or subdivision thereof; (c) who customarily and regularly directs the work
3500	of two or more other employees; and (d) who has the authority to hire or fire other
3501	employees or whose suggestions and recommendations as to the hiring, firing,
3502	advancement, promotion or any other change of status of other employees are given
3503	particular weight; or (2) any employee who owns at least a bona fide 20-percent
3504	equity interest in the enterprise in which the employee is employed, regardless of
3505	whether the business is a corporate or other type of organization, and who is actively
3506	engaged in its management.
3507
3508	3. Positions that will be filled from within the contractor’s organization means
3509	employment openings for which no consideration will be given to persons outside the
3510	contractor’s organization (including any affiliates, subsidiaries, and parent companies)
3511	and includes any openings which the contractor proposes to fill from regularly
3512	established “recall” lists. The exception does not apply to a particular opening once
3513	an employer decides to consider applicants outside of his or her own organization.
3514
3515	g. The contractor agrees to comply with the rules, regulations, and relevant orders of the
3516	Secretary of Labor issued pursuant to the Act.
3517

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Contract ACN-13-FX

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3518	h. In the event of the contractor’s noncompliance with the requirements of this clause, actions for
3519	noncompliance may be taken in accordance with the rules, regulations, and relevant orders of
3520	the Secretary of Labor issued pursuant to the Act.
3521
3522	i. The contractor agrees to post in conspicuous places, available to employees and applicants
3523	for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for
3524	Federal Contract Compliance, provided by or through the Contracting Officer. Such notices
3525	shall state the rights of applicants and employees as well as the contractor’s obligation under
3526	the law to take affirmative action to employ and advance in employment qualified employees
3527	and applicants who are disabled veterans, recently separated veterans, other protected
3528	veterans, or Armed Forces service medal veterans. The contractor must ensure that
3529	applicants or employees who are disabled veterans are informed of the contents of the notice
3530	(e.g., the contractor may have the notice read to a visually disabled individual, or may lower
3531	the posted notice so that it might be read by a person in a wheelchair).
3532
3533	j. The contractor will notify each labor organization or representative of workers with which it has
3534	a collective bargaining agreement or other contract understanding, that the contractor is
3535	bound by the terms of the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as
3536	amended, and is committed to take affirmative action to employ and advance in employment
3537	qualified disabled veterans, recently separated veterans, other protected veterans, and Armed
3538	Forces service medal veterans.
3539
3540	k. The contractor will include the provisions of this clause in every subcontract or purchase order
3541	of $100,000 or more, unless exempted by the rules, regulations, or orders of the Secretary
3542	issued pursuant to the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as
3543	amended, so that such provisions will be binding upon each subcontractor or vendor. The
3544	contractor will take such action with respect to any subcontract or purchase order as the
3545	Deputy Assistant Secretary for Federal Contract Compliance may direct to enforce such
3546	provisions, including action for noncompliance.
3547
3548
3549	Contract Term
3550	The contract base period of performance will be October 1, 2013, through September 30, 2020, with
3551	two, five year renewal periods to be exercised by mutual agreement of the parties. The Night Network
3552	will begin operation on September 30, 2013; the Day Network will begin operation on October 1, 2013.
3553	By mutual agreement of the parties, the initial renewal period is hereby exercised in part, and the
3554	Contract’s Period of Performance is extended through September 29, 2024.
3555
3556	Renewal Process
3557	[*]
3558
3559
3560
3561
3562	Amendments or Modifications
3563	In order to be binding upon the Postal Service or the aviation supplier, any amendment or modification
3564	of this Contract must be in writing signed by the Contracting Officer on behalf of the Postal Service
3565	and an officer of the aviation supplier authorized to bind the company.
3566
3567
3568	Assignment
3569	Neither Party shall, directly or indirectly (whether by succession, merger, or otherwise) assign,
3570	delegate, novate, or otherwise transfer this Contract or any of its rights or obligations hereunder,
3571	without the prior written approval of the other. However, the aviation supplier may assign this contract
3572	to any of its internal business affiliates upon written notice to the Postal Service.
3573

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Contract ACN-13-FX

Part 3: Contract Clauses

3574
3575	Bankruptcy
3576	In the event the aviation supplier enters into proceedings relating to bankruptcy, whether voluntary or
3577	involuntary, the aviation supplier will furnish, by certified mail, written notification of the bankruptcy to
3578	the Contracting Officer responsible for administering the contract. The notification must be furnished
3579	within five days of the initiation of the bankruptcy proceedings. The notification must include the date
3580	on which the bankruptcy petition was filed, the court in which the petition was filed, and a list of Postal
3581	Service contracts and Contracting Officers for all Postal Service contracts for which final payment has
3582	not yet been made. This obligation remains in effect until final payment under this contract.
3583
3584
3585	Confidentiality
3586	a. During the term of this contract and until the earlier of five (5) years after such termination or
3587	until such time as the information is no longer confidential as described below, each party
3588	shall treat as confidential and appropriately safeguard and shall not use for the benefit of any
3589	person or corporation other than the other party:
3590
3591	1. Written information identified in writing as confidential or oral information promptly
3592	confirmed in writing as being confidential;
3593
3594	2. Written information or oral information disclosed by the parties during the negotiation
3595	of this contract and written information or oral information promptly confirmed in
3596	writing as confidential pertaining to a party’s pricing, business or assets which is
3597	received at any time from a party that is identified in writing; or
3598
3599	3. Any information or knowledge concerning the methods of operation, promotion, sale,
3600	or distribution used by a party which may be communicated to the other party or which
3601	a party may otherwise acquire by virtue of its performance of this Agreement.
3602
3603	b. Notwithstanding the provisions of subparagraphs 1 through 3, above, neither party shall be
3604	required to obtain prior written approval before providing information regarding this contract:
3605
3606	1. To Members of Congress serving on a committee or subcommittee with oversight
3607	responsibility of the Postal Service;
3608
3609	2. In response to legal process or otherwise required by law;
3610
3611	3. In response to a request from the Department of Justice Antitrust Division attorneys or
3612	economists in pursuit of a non-public investigation; or
3613
3614	4. In response to requests submitted to the Postal Service under the Freedom of
3615	Information Act. In this regard, the Postal Service shall follow the procedures
3616	promulgated at 39 CFR Section 265.8.
3617
3618	c. Information shall not be considered confidential if it is:
3619	1. Generally known to the trade or public;
3620	2. Rightfully possessed by a party prior to the effective date of this contract;
3621	3. Received by a party from a third party which rightfully possesses it;
3622	4. Independently developed by the other party; or
3623	5. Releasable pursuant to Postal Service regulations addressing how information is
3624	maintained by the Postal Service.
3625
3626

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Contract ACN-13-FX

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3627	Entire Agreement
3628	This Contract, together with all Attachments, constitutes the entire agreement and understanding
3629	between the Parties in connection with the subject matter described, and supersedes and cancels all
3630	previous negotiations, commitments, and writings related to the subject matter.
3631
3632
3633	Force Majeure
3634	Both the Postal Service and the aviation supplier shall be excused from their obligations for volume
3635	guarantees or service performance, respectively, under this Contract, and neither Party shall be liable
3636	to the other or any other person or entity for loss, damage, delay, mis-delivery or non-delivery of
3637	shipments transported pursuant to this Contract, resulting in whole or in part from any of the following:
3638
3639	a. When there occurs a State or Federal government-declared State of Emergency and / or
3640	instructions by a government agency that has actual or apparent powers or authority
3641	(including, but not limited to, the Federal Aviation Administration (FAA) or the Transportation
3642	Security Administration (TSA)) to order airport closures or limitations on airport activity;
3643
3644	b. When the failure to meet contractual obligations results in whole or in part from public
3645	enemies, terrorist acts, criminal acts of any person or entity, public authorities acting with
3646	actual or apparent authority (including U.S. Postal Inspectors), civil commotion, hazards
3647	incident to a state of war, national disruptions in transportation networks or operations (of any
3648	mode) of the aviation supplier, Postal Service, or any other entity, strikes, natural disasters, or
3649	disruption or failure of third-party communication and information systems; or
3650
3651	c. When there exist any conditions that present a danger to each Party’s personnel.
3652
3653	d. In every case the failure to perform must be beyond the control and without the fault or
3654	negligence of the party claiming that its performance is excused. Each Party is required to
3655	continue and attempt to recommence performance to the greatest extent possible without
3656	delay.
3657
3658	It is the responsibility of the Party asserting the Force Majeure event to formally declare that a Force
3659	Majeure event has taken place within twenty-four (24) hours of the event, except when the event
3660	occurs on a Friday, Saturday or Sunday. Declaration of a Force Majeure event that occurs on a Friday,
3661	Saturday, or Sunday must be made by the close of business on the following Monday, except when
3662	the Monday falls on a holiday, then it must be declared by the close of business on the following
3663	Tuesday. The party declaring the Force Majeure event must document the circumstances of the event
3664	in writing to the Contracting Officer’s Representative, who will review the information with the
3665	Manager, Air Transportation Operations, and relevant aviation supplier officials. In the absence of a
3666	formal request for relief under this clause, all appropriate volume guarantees and performance
3667	standards will remain in force. Except for the calculation of the service levels, nothing in this section
3668	shall relieve or excuse the aviation supplier of its service obligations. Subsequent to a Force Majeure
3669	event being declared, the declaring party must provide reasonable, written documentation with
3670	sufficient detail to support the declaration.
3671
3672	If, as a result of the occurrence of one of the foregoing events, the aviation supplier is excused from
3673	performance, and the Postal Service is excused from meeting its minimum volume commitment for the
3674	identified period, the Parties will meet to agree upon the pro-rata adjustments to be made.
3675
3676	On days where mail volume is withdrawn, withheld, or not transported under this provision, the
3677	minimum volume commitment for the identified period will be reduced for that period by the amount of
3678	that volume.
3679
3680

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Contract ACN-13-FX

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3681	Frequency Adjustment
3682	If, during the term of this contract, the Postal Service decides to reduce, in whole or in part, the
3683	number of delivery days, for any mail type it provides, to fewer than six (6) per week, the Postal
3684	Service reserves the right to effectuate a change in delivery days by adjusting the Statement of Work
3685	of this contract, including, but not limited to, the annual number of operating days or the frequency of
3686	service hereunder. The parties agree that such an adjustment does not constitute a partial termination
3687	of the contract, nor will it give rise to an equitable adjustment.
3688
3689	If the number of delivery days is reduced, in whole or in part, to five (5) and the Postal Service decides
3690	to reduce the number of operating days under this contract, in whole or in part, to five (5), the parties
3691	agree to reduce the Contract Volume Minimum calculation. The Contract Volume Minimum calculation
3692	will be reduced by the average daily volume for the previous twelve (12) months excluding the weeks
3693	of Peak associated with the removed day of service without adjustment to the tier structure, the
3694	contract rate, or be subject to any other price-related adjustment. The monies associated with the
3695	volume removed from the calculation will be eliminated.
3696
3697	If the number of delivery days is reduced to fewer than five (5), and the Postal Service decides to
3698	reduce the number of operating days under this contract, in whole or in part, to fewer than five (5), the
3699	parties will negotiate an equitable adjustment if necessary.
3700
3701	No later than 120 days prior to the effective date of such reduction in delivery days, the parties shall
3702	commence discussions as to how to implement the change. Within 90 days of such notice, the
3703	supplier must implement the changes outlined above.
3704
3705
3706	Notices
3707	Any notice, report, demand, acknowledgement or other communication which under the terms of this
3708	Contract or otherwise must be given or made by either Party, unless specifically otherwise provided in
3709	this Contract, shall be in the English language and in writing, and shall be given or made by express
3710	delivery service with proof of delivery, certified air mail (return receipt requested). The parties may
3711	also send a copy of the same communication through electronic mail, facsimile with acknowledgement
3712	of receipt/proof of receipt, or personal delivery. If a party sends a copy of the official correspondence
3713	by electronic mail or facsimile, the correspondence shall not be deemed received until the receiving
3714	party confirms receipt.
3715
3716	Such notice, report, demand, acknowledgement or other communication shall be deemed to have
3717	been given or made in the case of express delivery service with tracking and tracing capability on the
3718	date of signature of the proof of delivery, and in the case of certified mail on the fifth business day in
3719	the place of receipt after the date sent.
3720
3721	The notice address for the Postal Service shall be:
3722	U.S. Postal Service
3723	Air Transportation CMC
3724	Attention: Manager
3725	475 L’Enfant Plaza SW, Room 1P 650
3726	Washington, DC 20260-0650
3727
3728	The notice address for the aviation supplier shall be:
3729	Federal Express Corporation
3730	Attention: Vice President, Postal Transportation Management
3731	3610 Hacks Cross Road
3732	Building A 1st Floor
3733	Memphis, TN 38125-8800
3734
3735

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Contract ACN-13-FX

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3736	Severability
3737	a. If any term, provision, covenant or condition of this Contract is held by a court or Board of
3738	competent jurisdiction or by a request, direction or indication of an agency or department of a
3739	Governmental Body having subject matter jurisdiction to be invalid or unenforceable, the
3740	remainder of the provisions shall continue in full force and effect unless the rights and
3741	obligations of the parties have been materially altered or abridged by such invalidation or
3742	unenforceability.
3743
3744	b. If a material provision of this Contract is materially altered or abridged as the result of a final
3745	and binding order of a Governmental Body having subject matter jurisdiction, then the Postal
3746	Service and the aviation supplier will meet to negotiate in good faith to reach a mutually
3747	satisfactory modification to this Contract. If the Parties are unable to reach a mutually
3748	satisfactory resolution, then either Party may declare the negotiations to be at an impasse and
3749	the parties shall resolve the dispute in accordance with the provisions of this contract.
3750
3751	c. Notwithstanding the foregoing, the Parties agree to make their best efforts to oppose any
3752	changes requested by a Governmental Body to any material provision of this Contract.
3753
3754
3755	Third Party Governmental Delays
3756	If, during the term of this contract, a governmental entity with subject matter jurisdiction enacts laws,
3757	promulgates regulations, or issues orders mandating that the aviation supplier screen mail dispatched
3758	for transportation by aircraft within the United States for bombs, explosives, or other hazardous
3759	materials, and aviation supplier does not have a method for otherwise complying at no additional cost
3760	to the Postal Service, either party may, at no cost to the other party, suspend performance under the
3761	contract during the period in which such screening is actually required to be accomplished.
3762
3763	Within fourteen (14) days of the enactment of any law, promulgation of any regulation, or issuance of
3764	any order referenced above, the parties shall commence negotiations in an attempt to modify this
3765	contract to address any adverse impacts and / or other concerns asserted by one or both parties that
3766	may arise as a result of additional screening requirements.
3767
3768	If the parties cannot agree upon such a modification within 180 days, or within such longer period as
3769	the parties may mutually agree, the contract and all orders hereunder may be terminated at no cost to
3770	either party.
3771
3772
3773	Waiver of Breach
3774	No waiver of breach of any of the provisions of this Contract shall be construed to be a waiver of any
3775	succeeding breach of the same or any other provision.
3776

Air Cargo Network

Contract ACN-13-FX

Attachments and Forms

Part 4 - List of Attachments and Forms

Attachments:

Attachment 1	Aviation Supplier Operating Periods, dated February 8, 2017
Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013
Attachment 3	Operating Plan, Day Network, dated October 31, 2016
Attachment 4	Operating Plan, Night Network, dated October 31, 2016
Attachment 5	Reserved
Attachment 6	Postal Furnished Property, April 16, 2013
Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012
Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012
Attachment 9	Wage Determination, dated October 31, 2012
Attachment 10	Pricing, dated February 22, 2017
Attachment 11	Perishable Mail and Lives, April 22, 2013
Attachment 12	Reserved
Attachment 13	Service Contract Act Wage Determinations, dated October 31, 2016
Attachment 14	Contract Density, dated August 23, 2016
Attachment 15	Average Weight Process, dated August 23, 2016
Attachment 16	Re-labeling Process, dated June 27, 2014
Attachment 17	Handling Unit Types, dated June 27, 2014
Attachment 18	Volume Acceptance Worksheet, dated February 22, 2017
Attachment 19	First Class Mail, Required Delivery Times, dated October 31, 2016
Attachment 20	ULD Damage Cost Matrix, dated August 23, 2016
Attachment 21	Offshore Capacity Options, dated February 22, 2017
Attachment 22	[*], dated February 22, 2017

Forms:

DOT Form F 5800.1	Hazardous Materials Incident Report
I-9 Form	Employment Eligibility Verification
PS Form 2025	Contract Personnel Questionnaire
PS Form 8203	Order / Solicitation / Offer / Award
US Treasury Form 941	Quarterly Federal Tax Return

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Revised 2-8-17

Operating Period	Month	FedEx Plan Start Date (L)	FedEx Plan End Date (L)	FedEx Wks
34	Jul16	Mon Jun 27, 2016	Sun Jul 31, 2016	5
35	Aug16	Mon Aug 01, 2016	Sun Aug 28, 2016	4
36	Sep16	Mon Aug 29, 2016	Sun Oct 02, 2016	5
37	Oct16	Mon Oct 03, 2016	Sun Oct 30, 2016	4
38	Nov16	Mon Oct 31, 2016	Sun Nov 27, 2016	4
39	Dec16	Mon Nov 28, 2016	Sun Jan 01, 2017	5
40	Jan17	Mon Jan 02, 2017	Sun Jan 29, 2017	4
41	Feb17	Mon Jan 30, 2017	Sun Feb 26, 2017	4
42	Mar17	Mon Feb 27, 2017	Sun Apr 02, 2017	5
43	Apr17	Mon Apr 03, 2017	Sun Apr 30, 2017	4
44	May17	Mon May 01, 2017	Sun Jun 04, 2017	5
45	Jun17	Mon Jun 05, 2017	Sun Jul 02, 2017	4
46	Jul17	Mon Jul 03, 2017	Sun Jul 30, 2017	4
47	Aug17	Mon Jul 31, 2017	Sun Aug 27, 2017	4
48	Sep17	Mon Aug 28, 2017	Sun Oct 01, 2017	5
49	Oct17	Mon Oct 02, 2017	Sun Oct 29, 2017	4
50	Nov17	Mon Oct 30, 2017	Sun Nov 26, 2017	4
51	Dec17	Mon Nov 27, 2017	Sun Dec 31, 2017	5
52	Jan18	Mon Jan 01, 2018	Sun Jan 28, 2018	4
53	Feb18	Mon Jan 29, 2018	Sun Feb 25, 2018	4
54	Mar18	Mon Feb 26, 2018	Sun Apr 01, 2018	5
55	Apr18	Mon Apr 02, 2018	Sun Apr 29, 2018	4
56	May18	Mon Apr 30, 2018	Sun Jun 03, 2018	5
57	Jun18	Mon Jun 04, 2018	Sun Jul 01, 2018	4
58	Jul18	Mon Jul 02, 2018	Sun Jul 29, 2018	4
59	Aug18	Mon Jul 30, 2018	Sun Sep 02, 2018	5
60	Sep18	Mon Sep 03, 2018	Sun Sep 30, 2018	4
61	Oct18	Mon Oct 01, 2018	Sun Oct 28, 2018	4
62	Nov18	Mon Oct 29, 2018	Sun Nov 25, 2018	4
63	Dec18	Mon Nov 26, 2018	Sun Dec 30, 2018	5
64	Jan19	Mon Dec 31, 2018	Sun Jan 27, 2019	4
65	Feb19	Mon Jan 28, 2019	Sun Mar 03, 2019	5
66	Mar19	Mon Mar 04, 2019	Sun Mar 31, 2019	4
67	Apr19	Mon Apr 01, 2019	Sun Apr 28, 2019	4
68	May19	Mon Apr 29, 2019	Sun Jun 02, 2019	5
69	Jun19	Mon Jun 03, 2019	Sun Jun 30, 2019	4
70	Jul19	Mon Jul 01, 2019	Sun Jul 28, 2019	4
71	Aug19	Mon Jul 29, 2019	Sun Sep 01, 2019	5
72	Sep19	Mon Sep 02, 2019	Sun Sep 29, 2019	4
73	Oct19	Mon Sep 30, 2019	Sun Nov 03, 2019	5
74	Nov19	Mon Nov 04, 2019	Sun Dec 01, 2019	4
75	Dec19	Mon Dec 02, 2019	Sun Jan 05, 2020	5
76	Jan20	Mon Jan 06, 2020	Sun Feb 02, 2020	4
77	Feb20	Mon Feb 03, 2020	Sun Mar 01, 2020	4
78	Mar20	Mon Mar 02, 2020	Sun Mar 29, 2020	4
79	Apr20	Mon Mar 30, 2020	Sun May 03, 2020	5
80	May20	Mon May 04, 2020	Sun May 31, 2020	4
81	Jun20	Mon Jun 01, 2020	Sun Jun 28, 2020	4
82	Jul20	Mon Jun 29, 2020	Sun Aug 02, 2020	5
83	Aug20	Mon Aug 03, 2020	Sun Aug 30, 2020	4
84	Sep20	Mon Aug 31, 2020	Sun Sep 27, 2020	4

Operating Period	Month	FedEx Plan Start Date (L)	FedEx Plan End Date (L)	FedEx Wks
85	Oct20	Mon Sep 28, 2020	Sun Nov 01, 2020	5
86	Nov20	Mon Nov 02, 2020	Sun Nov 29, 2020	4
87	Dec20	Mon Nov 30, 2020	Sun Jan 03, 2021	5
88	Jan21	Mon Jan 04, 2021	Sun Jan 31, 2021	4
89	Feb21	Mon Feb 01, 2021	Sun Feb 28, 2021	4
90	Mar21	Mon Mar 01, 2021	Sun Mar 28, 2021	4
91	Apr21	Mon Mar 29, 2021	Sun May 02, 2021	5
92	May21	Mon May 03, 2021	Sun May 30, 2021	4

93	Jun21	Mon May 31, 2021	Sun Jun 27, 2021	4
94	Jul21	Mon Jun 28, 2021	Sun Aug 01, 2021	5
95	Aug21	Mon Aug 02, 2021	Sun Aug 29, 2021	4
96	Sep21	Mon Aug 30, 2021	Sun Oct 03, 2021	5
97	Oct21	Mon Oct 04, 2021	Sun Oct 31, 2021	4
98	Nov21	Mon Nov 01, 2021	Sun Nov 28, 2021	4
99	Dec21	Mon Nov 29, 2021	Sun Jan 02, 2022	5
100	Jan22	Mon Jan 03, 2022	Sun Jan 30, 2022	4
101	Feb22	Mon Jan 31, 2022	Sun Feb 27, 2022	4
102	Mar22	Mon Feb 28, 2022	Sun Apr 03, 2022	5
103	Apr22	Mon Apr 04, 2022	Sun May 01, 2022	4
104	May22	Mon May 02, 2022	Sun May 29, 2022	4

105	Jun22	Mon May 30, 2022	Sun Jul 03, 2022	5
106	Jul22	Mon Jul 04, 2022	Sun Jul 31, 2022	4
107	Aug22	Mon Aug 01, 2022	Sun Aug 28, 2022	4
108	Sep22	Mon Aug 29, 2022	Sun Oct 02, 2022	5
109	Oct22	Mon Oct 03, 2022	Sun Oct 30, 2022	4
110	Nov22	Mon Oct 31, 2022	Sun Nov 27, 2022	4
111	Dec22	Mon Nov 28, 2022	Sun Jan 01, 2023	5
112	Jan23	Mon Jan 02, 2023	Sun Jan 29, 2023	4
113	Feb23	Mon Jan 30, 2023	Sun Feb 26, 2023	4
114	Mar23	Mon Feb 27, 2023	Sun Apr 02, 2023	5
115	Apr23	Mon Apr 03, 2023	Sun Apr 30, 2023	4
116	May23	Mon May 01, 2023	Sun May 28, 2023	4

117	Jun23	Mon May 29, 2023	Sun Jul 02, 2023	5
118	Jul23	Mon Jul 03, 2023	Sun Jul 30, 2023	4
119	Aug23	Mon Jul 31, 2023	Sun Sep 03, 2023	5
120	Sep23	Mon Sep 04, 2023	Sun Oct 01, 2023	4
121	Oct23	Mon Oct 02, 2023	Sun Oct 29, 2023	4
122	Nov23	Mon Oct 30, 2023	Sun Nov 26, 2023	4
123	Dec23	Mon Nov 27, 2023	Sun Dec 31, 2023	5
124	Jan24	Mon Jan 01, 2024	Sun Jan 28, 2024	4
125	Feb24	Mon Jan 29, 2024	Sun Mar 03, 2024	5
126	Mar24	Mon Mar 04, 2024	Sun Mar 31, 2024	4
127	Apr24	Mon Apr 01, 2024	Sun Apr 28, 2024	4
128	May24	Mon Apr 29, 2024	Sun Jun 02, 2024	5

129	Jun24	Mon Jun 03, 2024	Sun Jun 30, 2024	4
130	Jul24	Mon Jul 01, 2024	Sun Jul 28, 2024	4
131	Aug24	Mon Jul 29,2024	Sun Sep 01, 2024	5
132	Sep24	Mon Sep 02.2024	Sun Sep 29, 2024	4
133	Oct24	Mon Sep 30,2024	Sun Nov, 03, 2024	5

Air Cargo Network

Contract ACN-13-FX

Attachment 2: Air Stops & Projected Volumes

Attachment 2

Air Stops & Projected Volumes

January 8, 2013

Refer to the Excel file provided with the awarded contract.

**	Attachment 2 contains an Excel file totaling approximately 2000 pages that outlines daily air stops and projected volumes by USPS service product for each air stop. Because this information is not material, it has been omitted from this exhibit. FedEx Corporation will furnish supplementally a copy of this Attachment 2 to the Securities and Exchange Commission upon request.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Exercised Option 1, 2 and 3

Attachment 3

Operating Plan, Day Network

October 31, 2016

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[*]	[*]
2	ANCHORAGE AK	ANC	[*]	[*]
3	ATLANTA GA	ATL	[*]	[*]
4	AUSTIN TX	AUS	[*]	[*]
5	BALTIMORE MD	BWI	[*]	[*]
6	BILLINGS MT	BIL	[*]	[*]
7	BIRMINGHAM AL	BHM	[*]	[*]
8	BOISE ID AMF	BOI	[*]	[*]
9	BOSTON MA	BOS	[*]	[*]
10	CHARLESTON WV	CRW	[*]	[*]
11	CHARLOTTE NC	CLT	[*]	[*]
12	CHICAGO IL	ORD	[*]	[*]
13	CINCINNATI OH	CVG	[*]	[*]
14	CLEVELAND OH	CLE	[*]	[*]
15	COLUMBUS OH	CMH	[*]	[*]
16	DALLAS TX	DFW	[*]	[*]
17	DENVER CO	DEN	[*]	[*]
18	DES MOINES IA	DSM	[*]	[*]
19	DETROIT MI	DTW	[*]	[*]
20	DULLES VA	IAD	[*]	[*]
21	EL PASO TX	ELP	[*]	[*]
22	FARGO ND	FAR	[*]	[*]
23	GRAND RAPIDS MI	GRR	[*]	[*]
24	GREAT FALLS MT	GTF	[*]	[*]
25	GREENSBORO NC	GSO	[*]	[*]
26	HONOLULU HI	HNL	[*]	[*]
27	HOUSTON TX	IAH	[*]	[*]
28	INDIANAPOLIS IN	IND	[*]	[*]
29	JACKSON MS	JAN	[*]	[*]
30	JACKSONVILLE FL	JAX	[*]	[*]
31	KANSAS CITY MO	MCI	[*]	[*]
32	KNOXVILLE TN	TYS	[*]	[*]
33	LAS VEGAS NV	LAS	[*]	[*]
34	LITTLE ROCK AR	LIT	[*]	[*]
35	LOS ANGELES CA	LAX	[*]	[*]
36	LOUISVILLE KY	SDF	[*]	[*]
37	LUBBOCK TX	LBB	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
38	MEMPHIS TN	MEM	[*]	[*]
39	MIAMI FL	MIA	[*]	[*]
40	MILWAUKEE WI	MKE	[*]	[*]
41	MINNEAPOLIS MN	MSP	[*]	[*]
42	MOBILE AL	MOB	[*]	[*]
43	NASHUA NH	MHT	[*]	[*]
44	NASHVILLE TN	BNA	[*]	[*]
45	NEW ORLEANS LA	MSY	[*]	[*]
46	NEWARK NJ	EWR	[*]	[*]
47	NORFOLK VA	ORF	[*]	[*]
48	NY METRO	JFK	[*]	[*]
49	OAKLAND CA	OAK	[*]	[*]
50	OKLAHOMA CITY OK	OKC	[*]	[*]
51	OMAHA NE	OMA	[*]	[*]
52	ONTARIO CA	ONT	[*]	[*]
53	ORLANDO FL	MCO	[*]	[*]
54	PHILADELPHIA PA	PHL	[*]	[*]
55	PHOENIX AZ	PHX	[*]	[*]
56	PITTSBURGH PA	PIT	[*]	[*]
57	PORTLAND OR	PDX	[*]	[*]
58	QUAD CITIES IL	MLI	[*]	[*]
59	RALEIGH NC	RDU	[*]	[*]
60	RENO NV	RNO	[*]	[*]
61	RICHMOND VA	RIC	[*]	[*]
62	ROCHESTER NY	ROC	[*]	[*]
63	SACRAMENTO CA	SMF	[*]	[*]
64	SALT LAKE CITY UT	SLC	[*]	[*]
65	SAN ANTONIO TX	SAT	[*]	[*]
66	SAN DIEGO CA	SAN	[*]	[*]
67	SAN FRANCISCO CA	SFO	[*]	[*]
68	SAN JUAN PR	SJU	[*]	[*]
69	SEATTLE WA	SEA	[*]	[*]
70	SHREVEPORT LA	SHV	[*]	[*]
71	SIOUX FALLS SD	FSD	[*]	[*]
72	SPOKANE WA	GEG	[*]	[*]
73	SPRINGFIELD MA	BDL	[*]	[*]
74	SPRINGFIELD MO	SGF	[*]	[*]
75	SPRINGFIELD IL	SPI	[*]	[*]
76	ST. LOUIS MO	STL	[*]	[*]
77	TAMPA FL	TPA	[*]	[*]
78	TUCSON AZ	TUS	[*]	[*]
79	TULSA OK	TUL	[*]	[*]
80	WICHITA KS	ICT	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Exercised Option 1, 2 and 3

Attachment 3

Operating Plan, Day Network

October 31, 2016

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[*]	[*]	[*]
2	ANCHORAGE AK	ANC	[*]	[*]	[*]
3	ATLANTA GA	ATL	[*]	[*]	[*]
4	AUSTIN TX	AUS	[*]	[*]	[*]
5	BALTIMORE MD	BWI	[*]	[*]	[*]
6	BILLINGS MT	BIL	[*]	[*]	[*]
7	BIRMINGHAM AL	BHM	[*]	[*]	[*]
8	BOISE ID	BOI	[*]	[*]	[*]
9	BOSTON MA	BOS	[*]	[*]	[*]
10	CHARLESTON WV	CRW	[*]	[*]	[*]
11	CHARLOTTE NC	CLT	[*]	[*]	[*]
12	CHICAGO IL	ORD	[*]	[*]	[*]
13	CINCINNATI OH	CVG	[*]	[*]	[*]
14	CLEVELAND OH	CLE	[*]	[*]	[*]
15	COLUMBUS OH	CMH	[*]	[*]	[*]
16	DALLAS TX	DFW	[*]	[*]	[*]
17	DENVER CO	DEN	[*]	[*]	[*]
18	DES MOINES IA	DSM	[*]	[*]	[*]
19	DETROIT MI	DTW	[*]	[*]	[*]
20	DULLES VA	IAD	[*]	[*]	[*]
21	EL PASO TX	ELP	[*]	[*]	[*]
22	FARGO ND P&DC	FAR	[*]	[*]	[*]
23	GRAND RAPIDS MI	GRR	[*]	[*]	[*]
24	GREAT FALLS MT	GTF	[*]	[*]	[*]
25	GREENSBORO NC	GSO	[*]	[*]	[*]
26	HONOLULU HI	*HNL	[*]	[*]	[*]
27	HOUSTON TX	IAH	[*]	[*]	[*]
28	INDIANAPOLIS IN	IND	[*]	[*]	[*]
29	JACKSON MS	JAN	[*]	[*]	[*]
30	JACKSONVILLE FL	JAX	[*]	[*]	[*]
31	KANSAS CITY MO	MCI	[*]	[*]	[*]
32	KNOXVILLE TN	TYS	[*]	[*]	[*]
33	LAS VEGAS NV	LAS	[*]	[*]	[*]
34	LITTLE ROCK AR	LIT	[*]	[*]	[*]
35	LOS ANGELES CA	LAX	[*]	[*]	[*]
36	LOUISVILLE KY	SDF	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
37	LUBBOCK TX	LBB	[*]	[*]	[*]
38	MEMPHIS TN	MEM	[*]	[*]	[*]
39	MIAMI FL	MIA	[*]	[*]	[*]
40	MILWAUKEE WI	MKE	[*]	[*]	[*]
41	MINNEAPOLIS MN	MSP	[*]	[*]	[*]
42	MOBILE AL	BFM	[*]	[*]	[*]
43	NASHUA NH	MHT	[*]	[*]	[*]
44	NASHVILLE TN	BNA	[*]	[*]	[*]
45	NEW ORLEANS LA	MSY	[*]	[*]	[*]
46	NEWARK NJ	EWR	[*]	[*]	[*]
47	NORFOLK VA	ORF	[*]	[*]	[*]
48	NY METRO	JFK	[*]	[*]	[*]
49	OAKLAND CA	OAK	[*]	[*]	[*]
50	OKLAHOMA CITY OK	OKC	[*]	[*]	[*]
51	OMAHA NE	OMA	[*]	[*]	[*]
52	ONTARIO CA	ONT	[*]	[*]	[*]
53	ORLANDO FL	MCO	[*]	[*]	[*]
54	PHILADELPHIA PA	PHL	[*]	[*]	[*]
55	PHOENIX AZ	PHX	[*]	[*]	[*]
56	PITTSBURGH PA	PIT	[*]	[*]	[*]
57	PORTLAND OR	PDX	[*]	[*]	[*]
58	QUAD CITIES IL	MLI	[*]	[*]	[*]
59	RALEIGH NC	RDU	[*]	[*]	[*]
60	RENO NV	RNO	[*]	[*]	[*]
61	RICHMOND VA	RIC	[*]	[*]	[*]
62	ROCHESTER	ROC	[*]	[*]	[*]
63	SACRAMENTO CA	SMF	[*]	[*]	[*]
64	SALT LAKE CITY	SLC	[*]	[*]	[*]
65	SAN ANTONIO	SAT	[*]	[*]	[*]
66	SAN DIEGO	SAN	[*]	[*]	[*]
67	SAN FRANCISCO CA	SFO	[*]	[*]	[*]
68	SAN JUAN PR**	* SJU	[*]	[*]	[*]
69	SEATTLE WA	SEA	[*]	[*]	[*]
70	SHREVEPORT LA	SHV	[*]	[*]	[*]
71	SIOUX FALLS SD	FSD	[*]	[*]	[*]
72	SPOKANE WA	GEG	[*]	[*]	[*]
73	SPRINGFIELD MA	BDL	[*]	[*]	[*]
74	SPRINGFIELD MO	SGF	[*]	[*]	[*]
75	SPRINGFIELD IL	SPI	[*]	[*]	[*]
76	ST. LOUIS MO	STL	[*]	[*]	[*]
77	TAMPA FL	TPA	[*]	[*]	[*]
78	TUCSON AZ	*TUS	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
79	TULSA OK	TUL	[*]	[*]	[*]
80	WICHITA KS	ICT	[*]	[*]	[*]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.
[*]
**	75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1
[*]
[*]
[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Exercised Option 1, 2 and 3

Attachment 3

Operating Plan, Day Network

October 31, 2016

Tender and Delivery Process Codes

A	Postal Service Builds ULDs	F	Aviation Supplier Unloads ULD into MTE
B	Postal Service Transports ULDs to Ramp	G	Aviation Supplier Builds ULDs
C	Postal Service Tenders in MTE	H	Aviation Supplier Delivers ULDs to Ramp
D	Postal Service Picks Up MTE	I	Aviation Supplier Picks Up ULDs from Plant
E	Postal Service Deck loads	J	Aviation Supplier Delivers ULDs to Plant
K	Aviation Supplier Deck Loads

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A , B	H
2	ANCHORAGE AK	ANC	A , B	H
3	ATLANTA GA	ATL	A , B	H
4	AUSTIN TX	AUS	A , B	H
5	BALTIMORE MD	BWI	A , B	H
6	BILLINGS MT	BIL	A , B	H
7	BIRMINGHAM AL	BHM	E	K
8	BOISE ID	BOI	A , B	H
9	BOSTON MA	BOS	A , B	H
10	CHARLESTON WV	CRW	A , B	H
11	CHARLOTTE NC	CLT	A , B	H
12	CHICAGO IL	ORD	A , B	H
13	CINCINNATI OH	CVG	A , B	H
14	CLEVELAND OH	CLE	A , B	H
15	COLUMBUS OH	CMH	A , B	H
16	DALLAS TX	DFW	A , B	H
17	DENVER CO	DEN	A , B	H
18	DES MOINES IA	DSM	A , B	H
19	DETROIT MI	DTW	A , B	H
20	DULLES VA	IAD	A , B	H
21	EL PASO TX	ELP	A , B	H
22	FARGO ND	FAR	A , B	H
23	GRAND RAPIDS MI	GRR	A , B	H
24	GREAT FALLS MT	GTF	A , B	Origin Only
25	GREENSBORO NC	GSO	A , B	H
26	HONOLULU HI	HNL	A , B	H
27	HOUSTON TX	IAH	A , B	H
28	INDIANAPOLIS IN	IND	A , B	H
29	JACKSON MS	JAN	E	K
30	JACKSONVILLE FL	JAX	A , B	H
31	KANSAS CITY MO	MCI	A , B	H
32	KNOXVILLE TN	TYS	A , B	H
33	LAS VEGAS NV	LAS	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
34	LITTLE ROCK AR	LIT	E	K
35	LOS ANGELES CA	LAX	A , B	H
36	LOUISVILLE KY	SDF	A , B	H
37	LUBBOCK TX	LBB	A , B	H
38	MEMPHIS TN	MEM	E	K
39	MIAMI FL	MIA	A , B	H
40	MILWAUKEE WI	MKE	A , B	H
41	MINNEAPOLIS MN	MSP	A , B	H
42	MOBILE AL	MOB	A , B	H
43	NASHUA NH	MHT	A , I	J
44	NASHVILLE TN	BNA	E	K
45	NEW ORLEANS LA	MSY	A , B	H
46	NEWARK NJ	EWR	A , B	H
47	NORFOLK VA	ORF	A , B	H
48	NY METRO	JFK	A , I	J
49	OAKLAND CA	OAK	A , B	H
50	OKLAHOMA CITY OK	OKC	A , B	H
51	OMAHA NE	OMA	A , B	H
52	ONTARIO CA	ONT	A , B	H
53	ORLANDO FL	MCO	A , B	H
54	PHILADELPHIA PA	PHL	A , B	H
55	PHOENIX AZ	PHX	A , B	H
56	PITTSBURGH PA	PIT	A , B	H
57	PORTLAND OR	PDX	A , B	H
58	QUAD CITIES IL	MLI	E	Origin Only
59	RALEIGH NC	RDU	A , B	H
60	RENO NV	RNO	A , B	H
61	RICHMOND VA	RIC	A , B	H
62	ROCHESTER NY	ROC	A , I	J
63	SACRAMENTO CA	SMF	A , B	H
64	SALT LAKE CITY	SLC	A , B	H
65	SAN ANTONIO TX	SAT	A , B	H
66	SAN DIEGO CA	SAN	A , B	H
67	SAN FRANCISCO CA	SFO	A , B	H
68	SAN JUAN PR	SJU	A , B	H
69	SEATTLE WA	SEA	A , B	H
70	SHREVEPORT LA	SHV	A , B	H
71	SIOUX FALLS SD	FSD	A , B	H
72	SPOKANE WA	GEG	A , B	H
73	SPRINGFIELD MA	BDL	A , B	H
74	SPRINGFIELD MO	SGF	E	Origin Only
75	SPRINGFIELD IL	SPI	E	Origin Only
76	ST. LOUIS MO	STL	E	K
77	TAMPA FL	TPA	A , B	H
78	TUCSON AZ	TUS	A , B	H
79	TULSA OK	TUL	A , B	H
80	WICHITA KS	ICT	A , B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Exercised Option 1, 2 and 3

Attachment 4

Operating Plan, Night Network

October 31, 2016

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday – Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[*]	[*]	[*]
2	ALBUQUERQUE NM	ABQ	[*]	[*]	[*]
3	ALLENTOWN PA	ABE	[*]	[*]	[*]
4	ANCHORAGE AK	ANC	[*]	[*]	[*]
5	AMARILLO TX	AMA	[*]	[*]	[*]
6	APPLETON WI	ATW	[*]	[*]	[*]
7	ATLANTA GA	ATL	[*]	[*]	[*]
8	AUSTIN TX	AUS	[*]	[*]	[*]
9	BALTIMORE MD	BWI	[*]	[*]	[*]
10	BANGOR ME	BGR	[*]	[*]	[*]
11	BATON ROUGE LA	LFT / MSY	[*]	[*]	[*]
12	BEND OR	RDM	[*]	[*]	[*]
13	BILLINGS MT	BIL	[*]	[*]	[*]
14	BIRMINGHAM AL	BHM	[*]	[*]	[*]
15	BISMARK ND	BIS	[*]	[*]	[*]
16	BOISE ID	BOI	[*]	[*]	[*]
17	BOSTON MA	BOS	[*]	[*]	[*]
18	BOZEMAN MT	BZN	[*]	[*]	[*]
19	BRISTOL TN / VA	TRI	[*]	[*]	[*]
20	BUFFALO NY	BUF	[*]	[*]	[*]
21	BURBANK CA	BUR	[*]	[*]	[*]
22	BURLINGTON VT	BTV	[*]	[*]	[*]
23	BUTTE MT	BTM	[*]	[*]	[*]
24	CASPER WY	CPR	[*]	[*]	[*]
25	CEDAR RAPIDS IA	CID	[*]	[*]	[*]
26	CHARLESTON WV	HTS	[*]	[*]	[*]
27	CHARLOTTE NC	CLT	[*]	[*]	[*]
28	CHATTANOOGA TN	CHA	[*]	[*]	[*]
29	CHEYENNE WY	CYS	[*]	[*]	[*]
30	CHICAGO IL (O’Hare)	ORD	[*]	[*]	[*]
31	CINCINNATI OH	CVG	[*]	[*]	[*]
32	CLEVELAND OH	CLE	[*]	[*]	[*]
33	COLORADO SPRINGS CO	COS	[*]	[*]	[*]
34	COLUMBIA SC	CAE	[*]	[*]	[*]
35	COLUMBUS OH	CMH	[*]	[*]	[*]
36	DALLAS TX	DFW	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday – Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
37	DAYTON OH	DAY	[*]	[*]	[*]
38	DENVER CO	DEN	[*]	[*]	[*]
39	DES MOINES IA	DSM	[*]	[*]	[*]
40	DETROIT MI	DTW	[*]	[*]	[*]
41	DULLES VA	IAD	[*]	[*]	[*]
42	DULUTH MN	DLH	[*]	[*]	[*]
43	DURANGO CO	DRO	[*]	[*]	[*]
44	EL PASO TX	ELP	[*]	[*]	[*]
45	ELMIRA NY	ELM	[*]	[*]	[*]
46	EUGENE OR	EUG	[*]	[*]	[*]
47	FAIRBANKS AK	FAI	[*]	[*]	[*]
48	FLINT MI	FNT	[*]	[*]	[*]
49	FORT MYERS FL	RSW	[*]	[*]	[*]
50	FORT WAYNE IN	FWA	[*]	[*]	[*]
51	FRESNO CA	FAT	[*]	[*]	[*]
52	FT LAUDERDALE FL	FLL	[*]	[*]	[*]
53	FARGO ND	FAR	[*]	[*]	[*]
54	GRAND JUNCTION CO	GJT	[*]	[*]	[*]
55	GRAND RAPIDS MI	GRR	[*]	[*]	[*]
56	GREAT FALLS MT	GTF	[*]	[*]	[*]
57	GREENSBORO NC	GSO	[*]	[*]	[*]
58	GREENVILLE SC	GSP	[*]	[*]	[*]
59	HARRISBURG PA	MDT	[*]	[*]	[*]
60	HARTFORD CT	BDL	[*]	[*]	[*]
61	HELENA MT	HLN	[*]	[*]	[*]
62	HONOLULU HI	HNL	[*]	[*]	[*]
63	HOUSTON TX	IAH	[*]	[*]	[*]
64	HUNTSVILLE AL	HSV	[*]	[*]	[*]
65	INDIANAPOLIS IN	IND	[*]	[*]	[*]
66	JACKSON MS	JAN	[*]	[*]	[*]
67	JACKSONVILLE FL	JAX	[*]	[*]	[*]
68	JFK NY	JFK	[*]	[*]	[*]
69	KALISPELL MT	FCA	[*]	[*]	[*]
70	KANSAS CITY MO	MCI	[*]	[*]	[*]
71	KNOXVILLE TN	TYS	[*]	[*]	[*]
72	LAS VEGAS NV	LAS	[*]	[*]	[*]
73	LITTLE ROCK AR	LIT	[*]	[*]	[*]
74	LONG BEACH CA	LGB	[*]	[*]	[*]
75	LOS ANGELES CA	LAX	[*]	[*]	[*]
76	LOUISVILLE KY	SDF	[*]	[*]	[*]
77	LUBBOCK TX	LBB	[*]	[*]	[*]
78	MADISON WI	MSN	[*]	[*]	[*]
79	MANCHESTER NH	MHT	[*]	[*]	[*]
80	MCALLEN TX	MFE	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday – Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
81	MEDFORD OR	MFR	[*]	[*]	[*]
82	MEMPHIS TN	MEM	[*]	[*]	[*]
83	MIAMI FL	MIA	[*]	[*]	[*]
84	MILWAUKEE WI	MKE	[*]	[*]	[*]
85	MINNEAPOLIS MN	MSP	[*]	[*]	[*]
86	MINOT ND	MOT	[*]	[*]	[*]
87	MISSOULA MT	MSO	[*]	[*]	[*]
88	MOBILE AL	MOB	[*]	[*]	[*]
89	NASHVILLE TN	BNA	[*]	[*]	[*]
90	NEW ORLEANS LA	MSY	[*]	[*]	[*]
91	NEWARK NJ	EWR	[*]	[*]	[*]
92	NORFOLK VA	ORF	[*]	[*]	[*]
93	OAKLAND CA	OAK	[*]	[*]	[*]
94	OKLAHOMA CITY OK	OKC	[*]	[*]	[*]
95	OMAHA NE	OMA	[*]	[*]	[*]
96	ONTARIO CA	ONT	[*]	[*]	[*]
97	ORANGE CNTY AIRPORT	SNA	[*]	[*]	[*]
98	ORLANDO FL	MCO	[*]	[*]	[*]
99	PALM BEACH FL	PBI	[*]	[*]	[*]
100	PASCO WA	PSC	[*]	[*]	[*]
101	PEORIA IL	PIA	[*]	[*]	[*]
102	PHILADELPHIA PA	PHL	[*]	[*]	[*]
103	PHOENIX AZ	PHX	[*]	[*]	[*]
104	PITTSBURGH PA	PIT	[*]	[*]	[*]
105	POCATELLO ID	PIH	[*]	[*]	[*]
106	PORTLAND ME	PWM	[*]	[*]	[*]
107	PORTLAND OR	PDX	[*]	[*]	[*]
108	PRESQUE ISLE ME	PQI	[*]	[*]	[*]
109	PROVIDENCE RI	PVD	[*]	[*]	[*]
110	RALEIGH NC	RDU	[*]	[*]	[*]
111	RAPID CITY SD	RAP	[*]	[*]	[*]
112	RENO NV	RNO	[*]	[*]	[*]
113	RICHMOND VA	RIC	[*]	[*]	[*]
114	ROANOKE VA	ROA	[*]	[*]	[*]
115	ROCHESTER MN	RST	[*]	[*]	[*]
116	ROCHESTER NY	ROC	[*]	[*]	[*]
117	ROCK SPRINGS WY	RKS	[*]	[*]	[*]
118	SACRAMENTO CA	SMF	[*]	[*]	[*]
119	SALIBURY MD	SBY	[*]	[*]	[*]
120	SALT LAKE CITY UT	SLC	[*]	[*]	[*]
121	SAN ANTONIO TX	SAT	[*]	[*]	[*]
122	SAN DIEGO CA	SAN	[*]	[*]	[*]
123	SAN FRANCISCO CA	SFO	[*]	[*]	[*]
124	SAN JOSE CA	SJC	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday – Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
125	SAN JUAN PR	SJU	[*]	[*]	[*]
126	SAVANNAH GA	SAV	[*]	[*]	[*]
127	SEATTLE WA	SEA	[*]	[*]	[*]
128	SHREVEPORT LA	SHV	[*]	[*]	[*]
129	SIOUX CITY IA	SUX	[*]	[*]	[*]
130	SOUIX FALLS SD	FSD	[*]	[*]	[*]
131	SOUTH BEND IN	SBN	[*]	[*]	[*]
132	SPOKANE WA	GEG	[*]	[*]	[*]
133	SPRINGFIELD MO	SGF	[*]	[*]	[*]
134	ST CLOUD MN	STC	[*]	[*]	[*]
135	ST LOUIS MO	STL	[*]	[*]	[*]
136	STEWART NY	SWF	[*]	[*]	[*]
137	SYRACUSE NY	SYR	[*]	[*]	[*]
138	TALLAHASSEE FL	TLH	[*]	[*]	[*]
139	TAMPA FL	TPA	[*]	[*]	[*]
140	TRAVERSE CITY MI	TVC	[*]	[*]	[*]
141	TUCSON AZ	TUS	[*]	[*]	[*]
142	TULSA OK	TUL	[*]	[*]	[*]
143	TWIN FALLS ID	TWF	[*]	[*]	[*]
144	WATERLOO IA	ALO	[*]	[*]	[*]
145	WAUSAU WI	CWA	[*]	[*]	[*]
146	WENATCHEE WA	EAT	[*]	[*]	[*]
147	WICHITA KS	ICT	[*]	[*]	[*]
148	YAKIMA WA	YKM	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Exercised Option 1, 2 and 3

Attachment 4

Operating Plan, Night Network

October 31, 2016

Tender and Delivery Process Codes

A	Postal Service Builds ULDs

B	Postal Service Transports ULDs to Ramp

C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp

D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp

E	Aviation Supplier Picks Up ULDs

F	Aviation Supplier Delivers in ULDs

G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	AMARILLO TX	AMA	D	Origin Only
5	ANCHORAGE AK	ANC	D	D
6	APPLETON WI	ATW	D	D
7	ATLANTA GA	ATL	E	D
8	AUSTIN (Air Stop) TX	AUS	D	D
9	BALTIMORE MD	BWI	D	D
10	BANGOR ME	BGR	D	D
11	BATON ROUGE LA	BTR	D	D
12	BEND OR	RDM	D	Origin Only
13	BILLINGS MT	BIL	D	D
14	BIRMINGHAM AL	BHM	D	D
15	BISMARK ND	BIS	D	Origin Only
16	BOISE ID	BOI	E	F
17	BOSTON MA	BOS	D	D
18	BOZEMAN MT	BZN	D	Origin Only
19	BRISTOL TN / VA	TRI	D	Origin Only
20	BUFFALO NY	BUF	D	D
21	BURBANK CA	BUR	D	D
22	BURLINGTON VT	BTV	D	D
23	BUTTE MT	BTM	D	Origin Only
24	CASPER WY	CPR	D	Origin Only
25	CEDAR RAPIDS IA	CID	D	D
26	CHARLESTON WV	CRW	D	D
27	CHARLOTTE NC	CLT	D	D
28	CHATTANOOGA P&DC TN	CHA	D	D
29	CHEYENNE WY	CYS	D	Origin Only
30	CHICAGO IL	ORD	D	D
31	CINCINNATI OH	CVG	D	D
32	CLEVELAND OH	CLE	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
33	COLORADO SPRINGS CO	COS	D	D
34	COLUMBIA SC	CAE	D	D
35	COLUMBUS OH	CMH	D	D
36	DALLAS TX	DFW	D	D
37	DAYTON OH	DAY	D	D
38	DENVER CO	DEN	D	D
39	DES MOINES IA	DSM	D	D
40	DETROIT MI	DTW	D	D
41	DULLES VA	IAD	D	D
42	DULUTH MN	DLH	D	D
43	DURANGO CO	DRO	D	Origin Only
44	EL PASO TX	ELP	D	D
45	ELM NY	ELM	D	D
46	EUGENE OR	EUG	D	Origin Only
47	FAIRBANKS AK	FAI	D	Origin Only
48	FLINT P&DC MI	FNT	D	D
49	FORT MYERS P&DC FL	RSW	E	F
50	FORT WAYNE IN P&DC	FWA	D	D
51	FRESNO CA	FAT	D	D
52	FT LAUDERDALE FL	FLL	D	F
53	FARGO ND	FAR	D	D
54	GRAND JUNCTION CO	GJT	D	Origin Only
55	GRAND RAPIDS MI	GRR	D	D
56	GREAT FALLS MT	GTF	D	D
57	GREENSBORO NC	GSO	D	D
58	GREENVILLE SC	GSP	D	D
59	HARRISBURG PA	MDT	D	D
60	HARTFORD CT	BDL	D	D
61	HELENA MT	HLN	D	Origin Only
62	HONOLULU HI	HNL	D	D
63	HOUSTON TX	IAH	D	D
64	HUNTSVILLE P&DF AL	HSV	D	D
65	INDIANAPOLIS IN	IND	D	D
66	JACKSON MS	JAN	C	C
67	JACKSONVILLE FL	JAX	E	F
68	JFK NY	JFK	BD	D
69	KALISPELL MT	FCA	D	Origin Only
70	KANSAS CITY MO	MCI	D	D
71	KNOXVILLE TN	TYS	D	D
72	LAS VEGAS NV	LAS	D	D
73	LITTLE ROCK AR	LIT	C	C
74	LONG BEACH CA	LGB	D	Origin Only
75	LOS ANGELES CA	LAX	D	D
76	LOUISVILLE KY	SDF	D	D
77	LUBBOCK TX	LBB	D	D
78	MADISON WI	MSN	D	D
79	MANCHESTER NH	MHT	D	D
80	MCALLEN TX	MFE	D	Origin Only
81	MEDFORD OR	MFR	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
82	MEMPHIS TN	MEM	D	D
83	MIAMI FL	MIA	D	F/D
84	MILWAUKEE WI	MKE	D	D
85	MINNEAPOLIS MN	MSP	D	D
86	MINOT ND	MOT	D	Origin Only
87	MISSOULA MT	MSO	D	Origin Only
88	MOBILE AL	MOB	D	D
89	NASHVILLE TN	BNA	D	D
90	NEW ORLEANS LA	MSY	D	D
91	NEWARK NJ	EWR	E	F
92	NORFOLK VA	ORF	D	D
93	OAKLAND CA	OAK	D	D
94	OKLAHOMA CITY OK	OKC	D	D
95	OMAHA NE	OMA	D	D
96	ONTARIO CA	ONT	D	D
97	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
98	ORLANDO FL	MCO	A	D
99	PALM BEACH FL	PBI	D	D (T-F) / G (Sat)
100	PASCO WA	PSC	D	Origin Only
101	PEORIA MPO IL	PIA	D	D
102	PHILADELPHIA PA	PHL	D	D
103	PHOENIX AZ	PHX	D	D
104	PITTSBURGH PA	PIT	D/E	D
105	POCATELLO ID	PIH	D	Origin Only
106	PORTLAND ME	PWM	D	D
107	PORTLAND OR	PDX	D	D
108	PRESQUE ISLE ME	PQI	D	D
109	PROVIDENCE RI	PVD	D	D
110	RALEIGH NC	RDU	D	D
111	RAPID CITY SD	RAP	D	Origin Only
112	RENO NV	RNO	D	D
113	RICHMOND VA	RIC	D	D
114	ROANOKE VA	ROA	D	D
115	ROCHESTER MN	RST	D	D
116	ROCHESTER NY	ROC	D	D
117	ROCK SPRINGS WY	RKS	D	Origin Only
118	SACRAMENTO CA	SMF	D	D
119	SALISBURY	SBY	D	Origin Only
120	SALT LAKE CITY UT	SLC	E	F
121	SAN ANTONIO TX	SAT	D	D
122	SAN DIEGO CA	SAN	D	D
123	SAN FRANCISCO CA	SFO	E/D	F/D
124	SAN JOSE CA	SJC	D	D
125	SAN JUAN PR	SJU	D	D
126	SAVANNAH P&DF GA	SAV	D	D
127	SEATTLE WA	SEA	D	D
128	SHREVEPORT LA	SHV	D	D
129	SIOUX CITY IA	SUX	D	Origin Only
130	SOUIX FALLS SD	FSD	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
131	SOUTH BEND IN P&DC	SBN	D	D
132	SPOKANE WA	GEG	D	D
133	SPRINGFIELD MO	SGF	D	D
134	ST CLOUD MN	STC	D	Origin Only
135	ST LOUIS MO	STL	D	D
136	STEWART NY 125	SWF	D	D
137	SYRACUSE NY	SYR	D	D
138	TALLAHASSEE P&DF FL	TLH	D	D
139	TAMPA FL	TPA	A	D
140	TRAVERSE CITY MI	TVC	D	D
141	TUCSON AZ	TUS	D	D
142	TULSA OK	TUL	D	D
143	TWIN FALLS ID	TWF	D	Origin Only
144	WATERLOO IA	ALO	D	Origin Only
145	WAUSAU WI	CWA	D	D
146	WENATCHEE WA	EAT	D	Origin Only
147	WICHITA KS	ICT	D	D
148	YAKIMA WA	YKM	D	Origin Only

Attachment 5 – Reserved

April 23, 2013

Air Cargo Network

Contract ACN-13-FX

Attachment 6: Postal Furnished Property

Attachment 6

Postal Furnished Property

April 16, 2013

Description	Quantity Memphis:	Quantity Indianapolis	Quantity Oakland
Computer Workstation	1*
Hand Scanners	14
Intermec Printers	14	8
Keyboards / Mouse	14	9	6
Keyboards / Mouse	1
Monitor	1
Monitors	14
MSWYB-2 HP Computers	14
Router	1	1	1
S-AMS Computer & Monitor	1**	9	6
Scales	4

*	TIMES computer located at the Truck Gate office
**	Located at FedEx administrative offices

Air Cargo Network

Contract ACN-13-FX

Attachment 7: Electronic Data Interchange Service Requirements

Attachment 7

Electronic Data Interchange Service Requirements

September 1, 2012

Part I – RESDIT

Part II – CARDIT

Part III – INVOIC

Part IV - Claims

Refer to the rtf files provided with the contract.

**	The Electronic Data Interchange Service Requirements referred to above consist of standard electronic data interchange (EDI) guidelines issued by the postal service and used to establish payment remittance processes. Because of the volume of information in Attachment 7, none of which is material, it has been omitted from this exhibit. FedEx Corporation will furnish supplementally a copy of this Attachment 7 to the Securities and Exchange Commission upon request.

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

Attachment 8

Investigative / Security Protocol and Guidelines

U.S. Postal Inspection Service

July 2012

This document contains a statement of principles which will be used by the U.S. Postal Inspection Service (“Inspection Service”) and the aviation supplier to address U.S. Mail investigations and security matters related to contract ACN-13-FX (“the Agreement”) between the aviation supplier and the United States Postal Service (“the Postal Service”). This statement of principles is not intended to be all-inclusive but is designed to provide a broad framework that will allow flexibility for the parties to accomplish their respective security and investigative missions. In no event should this statement of principles be construed as an expansion of the aviation supplier’s obligations or the Inspection Service’s authority under any applicable law or regulation or to expand either party’s rights or obligations under the Agreement. For purposes of this statement of principles, the term “mail” shall hereinafter mean any item that is tendered to the aviation supplier by the Postal Service for transportation. This statement of principles is based on open communication and cooperation between the parties at each organizational level to the fullest extent possible in postal-related matters.

Coordination

1.	The local contact points for the coordination of any mail related investigations and security issues related to this agreement will be at the aviation supplier’s Security Director level and the Inspection Service Division level. (Attachment A: Postal Contact Listing and Attachment B: Aviation supplier Contact Listing for Postal Service Inspectors)

2.	The aviation supplier’s Corporate Security and the Inspection Service, Deputy Chief Inspector, Headquarters Operations, will address all policy issues and any investigative or operational issues not resolved at the local level.

Communication

1.	The aviation supplier Security will notify the appropriate Inspection Service Division of any known theft, vandalism or criminal activity involving the mail while in the custody of the aviation supplier.

2.	The Inspection Service Division will notify the appropriate aviation supplier representative of any criminal activity or security issues related issues to the mail that is handled by the aviation supplier.

3.	The parties will cooperate and assist, with relevant security and investigative information related to the transportation and handling of the mail and with the aviation supplier facilities and equipment on postal owned or leased property.

Security of U.S. Mails

1.	While in the custody of the aviation supplier, its employees or agents, mail may not be opened, searched or seized unless (a) expressly authorized by a Postal Inspector or (b) as required by a properly executed federal search warrant. The aviation supplier shall notify a Postal Inspector of any warrants served for mail in the custody of the aviation supplier before coordinating the warrant execution.

2.

Address information from the mail in the custody and control of the aviation supplier may not be recorded or disclosed by the aviation supplier employees, except as required for operational purposes regarding the sortation and transportation of the mail. Address information from the mail may only be disclosed to another law enforcement or government agency upon express approval by a Postal Inspector in accordance with postal regulations.

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

The aviation supplier shall notify a Postal Inspector of all requests from law enforcement for information about mail in the custody of the aviation supplier.

3.	In situations where the aviation supplier has reason to believe that mail contains dangerous or injurious contents (including hazmat) that pose potential danger to the aviation supplier’s employees, customers, equipment, products or facilities, the aviation supplier may take actions necessary to secure the item and minimize the risk. In these situations, the Inspection Service immediately will be notified and the aviation supplier and the Inspection Service will coordinate the disposition of the item.

4.	In situations where the Inspection Service identifies dangerous or hazardous mail that was transported by the aviation supplier that posed a risk to the aviation supplier’s employees, equipment, products or facilities, the Inspection Service immediately will notify the aviation supplier’s Security.

5.	Mail security regulations from the Administrative Support Manual, section 274, apply to this contract.

Investigations

1.	The aviation supplier’s Security will notify the Inspection Service of all investigative and security issues affecting the mail in the custody of the aviation supplier.

2.	The Inspection Service will be responsible for conducting all criminal investigations involving the theft or obstruction of mail or contraband found in the mail while in the aviation supplier’s system and for criminal activities directed at the aviation supplier’s equipment, facilities, customers, or employees on postal owned or leased property. The Inspection Service will give, as much notice to the aviation supplier involving the aviation supplier’s property or employees, and will coordinate with the aviation supplier to prevent disruption to the aviation supplier’s business operations consistent with the obligation under the Noninterference section of this document.

Criminal and Administrative Proceedings

1.	The aviation supplier (subject to the receipt of a properly issued subpoena or other compulsory process) and Inspection Service personnel may serve as witnesses in criminal and administrative proceedings that result from these investigations.

Access to the Aviation Supplier’s Operations, Facilities, Personnel and Loss Data

1.	The Inspection Service acknowledges that the prime responsibility of the aviation supplier lies in the safe and expeditious movement of cargo. The Inspection Service agrees not to direct any aviation supplier personnel to facilitate the operations of a law enforcement agency.

2.	Subject always to the matters addressed under the heading Noninterference below, the aviation supplier will provide the Inspection Service with reasonable access to its facilities, operations, and records when necessary for investigations involving the mail, as mutually agreed upon by the local Postal Inspector and local security.

3.	The aviation supplier will coordinate interviews of its employees with the Inspection Service relevant to their investigations involving the mail. Except as otherwise agreed upon, it is within the aviation supplier’s sole discretion, whether investigative interviews of the aviation supplier’s employees by the Inspection Service shall occur on the aviation supplier’s facilities or property. The aviation supplier may not participate in custodial interviews conducted by Postal Inspectors.

4.	Investigative reports prepared by the aviation supplier will be provided to the Inspection Service in response to a validly issued subpoena after the aviation supplier’s investigation has

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

been completed. The aviation supplier’s management will make independent determinations about the discipline or discharge of any of the aviation supplier’s employee. The Inspection Service shall not attempt to dictate, direct or carry out such actions.

5.	The Inspection Service will provide its investigative reports to the aviation supplier through the Postal Service Contracting Officer and will provide an information copy directly to the aviation supplier.

Surveillance Operations

1.	The aviation supplier will provide access to its own CCTV systems and will assist the Inspection Service with the installation of temporary camera systems required in investigations involving the mail. The installation of Inspection Service camera systems will be in compliance with federal and state laws governing video surveillance investigations, and the aviation supplier’s privacy policies.

2.	Upon request of the aviation supplier, the Inspection Service will share the information obtained from the use of its investigative camera systems installed in the aviation supplier’s facilities and other surveillance equipment used in their investigations.

Undercover Operations

1.	The aviation supplier may, subject to the heading Noninterference below, authorize the temporary placement of Inspection Service undercover personnel in its facilities where deemed necessary for investigations involving the mail, provided, however, in no circumstances will the aviation supplier be responsible for any controlled deliveries.

2.	The Postal Service will defend and indemnify the aviation supplier for any loss, damage or other liability arising from the use of undercover personnel in the aviation supplier’s facilities.

Contingency Planning and Notification

1.	The aviation supplier will ensure the Inspection Service is listed as a party to be notified in its critical incident or contingency plans related to the loss, destruction, or delay of the mail caused by catastrophic losses of an aircraft or other vehicle transporting the mail, or at the aviation supplier’s facility. The aviation supplier will cooperate with the Inspection Service in the recovery of the mail where reasonable.

Overgoods Operations

1.	The aviation supplier will provide security to any identified mail or mail contents processed in its overgoods operations and will ensure its transfer to the Postal Service in accordance with standard operating plans.

2.	When directly relevant to mail security and investigations, the aviation supplier may, in its sole discretion, provide information to the Inspection Service regarding losses of the aviation supplier’s product identified in its overgoods operations.

Air Cargo Network

Contract ACN-13-FX

Attachment 8: Investigative / Security Protocol and Guidelines

Protection and Disclosure of Information from Investigations

1.	The aviation supplier and the Inspection Service agree to protect all information obtained in the course of their respective investigations from any unauthorized disclosure. Any confidential, proprietary, privileged, or otherwise sensitive information obtained during the course of an investigation will be handled under mutual agreement between the Inspection Service and the aviation supplier.

2.	All information related to Inspection Service investigations involving mail in the aviation supplier’s system or investigations of the aviation supplier’s employees will be maintained in the Inspection Service Investigative File System as prescribed by the Privacy Act of 1974, 5 U.S.C. 552a. Any requests by third parties for records maintained in this system will be processed in accordance with requirements of the Privacy Act and applicable privacy policies of the aviation supplier.

3.	All public disclosures of information related to investigations conducted by the Inspection Service and THE AVIATION SUPPLIER Security, including media requests or press releases, will be coordinated between and approved by the Inspection Service and the aviation supplier in accordance with a mutually agreed communications plan and the aviation supplier’s privacy policies.

Noninterference

1.	The Inspection Service agrees that in the exercise of its rights under this protocol it will not disrupt or interfere with any of the aviation supplier’s operations.

Modifications

1.	This protocol and guidelines may be modified based on the mutual agreement of the aviation supplier and the Inspection Service.

Postal Contact for Inspectors

Contact Number: 877-876-2455

Option 2 Emergency

Option 3 Mail Theft

Air Cargo Network

Contract ACN-13-FX

Attachment 9: Wage Determination

Attachment 9

Wage Determination

October 31, 2012

Due to the size and complexity of this solicitation, it is impracticable to attach all relevant wage determinations to the solicitation packet. In lieu of a physical attachment, the Postal Service has worked with the Department of Labor to provide instructions to potential contractors for accessing the wage determination(s) on the Department of Labor website. The instructions are as follows:

Current wage determinations can be found at www.wdol.gov. This is the official Department of Labor website from which to access wage determinations. To access wage determinations, enter the website and click “Selecting SCA WDs” under the column heading “Service Contract Act.” Use the drop down menu to select the state and county for the designated wage determination, and then click “Continue.” Answer “No” for the question “Were these services previously performed at this locality under an SCA-covered contract?” Answer “No” for the question “Are the contract services to be performed listed below as Non-Standard Services?” Click on the Printer Friendly Version for a full view and printable Wage Determination. Identify the SCA wage determination(s), including determination number, revision date, and state and counties that were used to determine that the rates offered are in compliance on Attachment 13: Service Contract Act Wage Determinations.* The revision numbers of the wage determinations listed in the solicitation index of wage determinations should be used in the comparisons. For all the identified SCA eligible labor categories, map the SCA equivalent labor category title (titles/descriptions available at http://www.wdol.gov. Click on the “library” link, then download the SCA Directory of Occupations, 5th Edition). Also identify the Wage Determination number that the labor categories in your offer are predicated. Note that the applicable revision number for all Wage Determination numbers is the revision number identified in the solicitation index of wage determinations. In those instances where the aviation supplier has a non-standard classification (a standard wage does not fit the work category) that requires a special SCA wage determination, the aviation supplier must contact the Postal Service Contracting Officer at:

Manager, Air Transportation CMC

475 L’ Enfant Plaza SW, Room 1P650

Washington, DC 20260-0650

Although the aviation supplier assumes sole responsibility to faithfully discharge all duties and obligations with regards to wage determinations imposed by the Department of Labor, the Postal Service will assist the aviation supplier upon the aviation supplier’s request, to the extent necessary, in selecting the appropriate wage determinations.

The aviation supplier should review the Service Contract Act Directory of Occupations to confirm whether the positions the aviation supplier wishes to offer fit into the currently published occupation titles under the wage determination. If the position will not fit into any of the currently published occupation titles, please review the instructions in the wage determination entitled “The process for preparing a conformance request.” In accordance with the Department of Labor instructions (that can be found at www.wdol.gov) in each wage determination, entitled Conformance Process, any class of service employee that is not listed therein and that is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination) must be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract.

Air Cargo Network

Contract ACN-13-FX

Attachment 9: Wage Determination

*	Given the desire of the offerors to seek additional information from the Department of Labor regarding the applicability of the Service Contract Act to the contract(s) that may result from this solicitation, the completed submission of Attachment 13: Service Contract Act Wage Determination may be delayed until a mutually agreeable date prior to contract award. As a condition of acceptance of the offeror’s proposal(s), the offeror must explicitly state that the proposed pricing will hold firm irrespective of any determination made by the Department of Labor.

Proprietary Information — Competition Sensitive

Attachment 10 - Pricing Day Network (Proposal 2F)	2/27/2017

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 10 - Pricing Night Network (Proposal 2B)	18-Apr-13

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 10 - Pricing	6/27/2014

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 11: Perishable Mail and Lives

Attachment 11

Perishable Mail and Lives

April 22, 2013

The aviation supplier will accept perishable mail and live animals as specified under Domestic Mail Manual 601, subsection 9.3, effective on June 19, 2006. All live animal shipments are designated as ‘air only’ shipments.

The Postal Service will tender perishable mail and live animal shipments to the aviation supplier for the Day Network, Tuesday through Saturday, and for the Night Network, Monday through Friday. Due to potential extended delivery times, the Postal Service will not tender any live animal shipments the day before a holiday.

All volume for perishable mail and live animals will be planned during the Ordering Process.

The Postal Service will be required to supply each air stop with a determined number of coverings of loosely woven material for covering the live animal shipments in weather events.

The Postal Service shall ensure that its Terminal Handling Suppliers follow the procedures established by the aviation supplier for the proper loading and securing of live animal shipments.

For the Day and Night Networks, all bee shipments must be tendered separately from all other shipments. Bee shipments are prohibited on the aviation supplier’s Feeder Network.

The aviation supplier will provide specific details on the pallet building for live animal shipments.

The Postal Service will tender all live animals with a ULD D&R tag attached to the cargo net. The D&R tag will be attached to a manila tag (supplied by the Postal Service) and secured to the net with a cable tie.

Day Network

All live animal shipments must be tendered to the aviation supplier on an aircraft pallet per the market aircraft type as provided by the aviation supplier. The pallet types and aircraft assignment per air stop will be provided by the aviation supplier Tender will be by the ’All Mail Due Aviation Supplier’ column as shown in Attachment 3: Operating Plan, Day Network.

Night Network

The aviation supplier will accept live animals for loose loading for the Night Network. The aviation supplier will accept a maximum of two hundred (200) cubic feet (approximately twenty (20) pieces) of live animals for loose loading at the time specified in the ‘All Mail Due Aviation Supplier’ column in Attachment 4: Operating Plan, Night Network. For more than two hundred (200) cubic feet, the Postal Service will be required to tender no less than two (2) hours prior to the scheduled aircraft departure. More time may be required based on volume and local ramp circumstances.

Terminal Handling

The Postal Service will not place live animals inside of a closed ULD. All live animals will be shipped via pallet which will be provided by the aviation supplier. Live animal shipments will be maintained in an upright position throughout the transportation process to prevent fatality. The Postal Service will not accept or load any shipment that appears to be damaged. The Postal Service will ensure four (4) inches of air space around the perimeter of stacks of boxes. The ‘spacers / pallets’ used between the stacks of live animals will be provided by the Postal Service.

Air Cargo Network

Contract ACN-13-FX

Attachment 11: Perishable Mail and Lives

The live animals cannot be left in direct sunlight for extended periods. Additionally, the live animals cannot be left in drafty areas or exposed to exhaust fumes. Live animals cannot be placed near dry ice shipments. If for any particular trunk flight for any origin or destination air stop on the Night Network there is more than 1,000 pounds of dry ice, any live animal shipments will be rolled to the following Day Network operation. If it is necessary to roll live animal shipments to the following Day Network operation, the aviation supplier will not incur a reduction in payment for the applicable live animal shipments. On the Day Network, live animal shipments have priority over dry ice. Live animal shipments cannot be covered with any plastic. Cargo or mail cannot be placed on top of live animals.

Attachment 12 – Reserved

April 23, 2013

Air Cargo Network

Contract ACN-13-FX

Attachment 13: Service Contract Act Wage Determinations

October 31, 2016

Attachment 13

Service Contract Act Wage Determinations

October 31, 2016

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 14: Contract Density

Attachment 14

Contract Density for the Day Network

August 23, 2016

“Contract Density” will be measured by the invoicing system of record. It will measure the density (pounds per cubic foot) to be used as referenced in the following sections of the contract:

•	Part 1: Statement of Work; Reduction in Payment

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered in ULDs

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered from Surface Trucks

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub

“Contract Density” will be calculated based on the sum of all assigned rounded weights for handling types “D” (loose Mixed Handling Units), “F” (loose Ad Hoc Truck Handling Unit) minus any type “D” and “F” shipments that should have been classified as type “E” (loose USPS trucking origin units), and “M” (Day Hub assignments) minus handling type “M”s that were matched to loose Handling Units in the contingency process (MCX). The total of these pounds will be divided by the total Cubic Feet of all D&Rs rated as handling types “C” (Mixed ULDs) and “H” (Partial Containers). The Cubic Feet used for Adhoc trucking volume for density calculations will be 3790. The density calculation will be rounded to the nearest hundredth.

“Contract Density” will be based on the actual density calculated from two operating periods prior to the operating period being invoiced. With the following exceptions, “Peak Season” (December Operating Period) “Contract Density” will use the actual density from the prior year’s Peak Season. Both, January and February Operating Periods will use the actual November density from the same contract (fiscal) year.

This “Contract Density” measurement process will begin with Operating Period 11and continue through the end of the contract unless the parties mutually agree to a change. For Operating Periods 9 and 10, “Contract Density” will be calculated using data from the invoice of record, and the process outlined in the legacy system associated with contract FXNET-2006-01 from Operating Periods 7 and 8.

In addition, for Operating Periods 1 through 8, the Postal Service and FedEx agree to reconcile each Operating Period using the actual density as measured under the prior contract, FXNET-2006-01, and agreed to by both parties as shown in the table below.

Air Cargo Network

Contract ACN-13-FX

Attachment 14: Contract Density

The agreed to “Contract Density” to be used for the contract measurement and during the Reconciliation Process is as follows (Operating Periods through 84 are shown below, the process described above will be followed for all future Operating Periods):

Operating Period	Contract Density	Process
1 (Oct-13)	[*]	Recalculate using this actual density
2 (Nov-13)	[*]	Recalculate using this actual density
3 (Dec-13)	[*]	Recalculate using this actual density
4 (Jan-14)	[*]	Recalculate using this actual density
5 (Feb-14)	[*]	Recalculate using this actual density
6 (Mar-14)	[*]	Recalculate using this actual density
7 (Apr-14)	[*]	Recalculate using this actual density
8 (May-14)	[*]	Recalculate using this actual density
9 (Jun-14)	14-Apr	Two Prior OP Actual
10 (Jul-14)	14-May	Two Prior OP Actual
11 (Aug-14)	14-Jun	Two Prior OP Actual
12 (Sep-14)	14-Jul	Two Prior OP Actual
13 (Oct-14)	14-Aug	Two Prior OP Actual
14 (Nov-14)	14-Sep	Two Prior OP Actual
15 (Dec-14)	[*]	Previous Year’s Actual Density
16 (Jan-15)	14-Nov	Two Prior OP Actual
17 (Feb-15)	14-Nov	Three Prior OP Actual
18 (Mar-15)	15-Jan	Two Prior OP Actual
19 (Apr-15)	15-Feb	Two Prior OP Actual
20 (May-15)	15-Mar	Two Prior OP Actual
21 (Jun-15)	15-Apr	Two Prior OP Actual
22 (Jul-15)	15-May	Two Prior OP Actual
23 (Aug-15)	15-Jun	Two Prior OP Actual
24 (Sep-15)	15-Jul	Two Prior OP Actual
25 (Oct-15)	15-Aug	Two Prior OP Actual
26 (Nov-15)	15-Sep	Two Prior OP Actual
27 (Dec-15)	[*]	Previous Year’s Actual Density
28 (Jan-16)	15-Nov	Two Prior OP Actual
29 (Feb-16)	15-Nov	Three Prior OP Actual
30 (Mar-16)	16-Jan	Two Prior OP Actual
31 (Apr-16)	16-Feb	Two Prior OP Actual
32 (May-16)	16-Mar	Two Prior OP Actual
33 (Jun-16)	16-Apr	Two Prior OP Actual
34 (Jul-16)	16-May	Two Prior OP Actual
35 (Aug-16)	16-Jun	Two Prior OP Actual
36 (Sep-16)	16-Jul	Two Prior OP Actual
37 (Oct-16)	16-Aug	Two Prior OP Actual
38 (Nov-16)	16-Sep	Two Prior OP Actual
39 (Dec-16)	[*]	Previous Year’s Actual Density
40 (Jan-17)	16-Nov	Two Prior OP Actual
41 (Feb-17)	16-Nov	Three Prior OP Actual
42 (Mar-17)	17-Jan	Two Prior OP Actual
43 (Apr-17)	17-Feb	Two Prior OP Actual
44 (May-17)	17-Mar	Two Prior OP Actual
45 (Jun-17)	17-Apr	Two Prior OP Actual
46 (Jul-17)	17-May	Two Prior OP Actual
47 (Aug-17)	17-Jun	Two Prior OP Actual
48 (Sep-17)	17-Jul	Two Prior OP Actual

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 14: Contract Density

Operating Period	Contract Density	Process
45 (Jun-17)	17-Apr	Two Prior OP Actual
46 (Jul-17)	17-May	Two Prior OP Actual
47 (Aug-17)	17-Jun	Two Prior OP Actual
48 (Sep-17)	17-Jul	Two Prior OP Actual
49 (Oct-17)	17-Aug	Two Prior OP Actual
50 (Nov-17)	17-Sep	Two Prior OP Actual
51 (Dec-17)	[*]	Previous Year’s Actual Density
52 (Jan-18)	17-Nov	Two Prior OP Actual
53 (Feb-18)	17-Nov	Three Prior OP Actual
54 (Mar-18)	18-Jan	Two Prior OP Actual
55 (Apr-18)	18-Feb	Two Prior OP Actual
56 (May-18)	18-Mar	Two Prior OP Actual
57 (Jun-18)	18-Apr	Two Prior OP Actual
58 (Jul-18)	18-May	Two Prior OP Actual
59 (Aug-18)	18-Jun	Two Prior OP Actual
60 (Sep-18)	18-Jul	Two Prior OP Actual
61 (Oct-18)	18-Aug	Two Prior OP Actual
62 (Nov-18)	18-Sep	Two Prior OP Actual
63 (Dec-18)	[*]	Previous Year’s Actual Density
64 (Jan-19)	18-Nov	Two Prior OP Actual
65 (Feb-19)	18-Nov	Three Prior OP Actual
66 (Mar-19)	19-Jan	Two Prior OP Actual
67 (Apr-19)	19-Feb	Two Prior OP Actual
68 (May-19)	19-Mar	Two Prior OP Actual
69 (Jun-19)	19-Apr	Two Prior OP Actual
70 (Jul-19)	19-May	Two Prior OP Actual
71 (Aug-19)	19-Jun	Two Prior OP Actual
72 (Sep-19)	19-Jul	Two Prior OP Actual
73 (Oct-19)	19-Aug	Two Prior OP Actual
74 (Nov-19)	19-Sep	Two Prior OP Actual
75 (Dec-19)	[*]	Previous Year’s Actual Density
76 (Jan-20)	19-Nov	Two Prior OP Actual
77 (Feb-20)	19-Nov	Three Prior OP Actual
78 (Mar-20)	20-Jan	Two Prior OP Actual
79 (Apr-20)	20-Feb	Two Prior OP Actual
80 (May-20)	20-Mar	Two Prior OP Actual
81 (Jun-20)	20-Apr	Two Prior OP Actual
82 (Jul-20)	20-May	Two Prior OP Actual
83 (Aug-20)	20-Jun	Two Prior OP Actual
84 (Sep-20)	20-Jul	Two Prior OP Actual

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 15: Average Weights

Attachment 15

Average Weight

August 23, 2016

This attachment describes the process to establish the Average Weight used for D&Rs (Handling Units) where the actual weight is not available or is not correct. Beginning with Operating Period 1, the process established in contract FXNET-2006-01 (legacy) for Average Weights will be used until the Operating Period during which the Postal Service invoicing system is implemented. Beginning with the Operating Period during which the Postal Service invoicing system is implemented and for all subsequent Operating periods the following process will be in effect:

These average weights will be used in reconciliation and SASS will use these averages weights for all HUP, FXI and FXO assignments.

The average weight will be calculated at the end of each operating period as follows:

Sum the weight of all handling units by invoiced Handling Type.

The Day Turn will include handling types A, D, E, and F total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

The Night Turn will include handling types I and K total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

The result is then rounded to the nearest pound.

The Average Weight calculation from two operating periods prior will be used for the operating period being invoiced and reconciled. This process will not be adjusted or changed in reconciliation.

Air Cargo Network

Contract ACN-13-FX

Attachment 16: Re-labeling / Type M

Matching Process

Attachment 16

Re-labeling / Type M

Matching Process

June 27, 2014

The following payment system process identifies handling units that are missing contractually required scans due to the day Re-Label Process.

The Postal Service payment system, SASS, will identify handling types A, D, E, F, & G with an open bypass deduction code that missing Delivery scans, and do not have third-party THS Break Scans. These handling units will be grouped by RDT date, destination, and D&R. These handling units will be labeled “Bucket 1”.

The Postal Service payment system, SASS, will then identify all handling units with HUP, FXI or FXO origins (handling type “M”) that have a FedEx delivery scan at the correct Service Point. These handling units will be labeled “Bucket 2”.

During the invoice process, for each RDT date, the Postal Service payment system, SASS, will match the “Bucket 1” handling units to the “Bucket 2” handling units that have the same destination and RDT date.

If any “Bucket 1” handling units remain unmatched, the Postal Service payment system, SASS, will then match these handling units to any “Bucket 2” handling units with RDT date + 1 that were not previously used in the matching process.

[*]

Any “Bucket 1” handling unit successfully matched to a “Bucket 2” handling unit will not be subject to the missing scan deductions for fuel or non-fuel described in “Part 1: Statement of Work; Payment Procedures.”

The successfully matched “Bucket 1” handling units will be identified with deduction reason code MCX, cancelling the fuel and non-fuel deductions described in “Part 1: Statement of Work; Payment Procedures.”. These handling units will still maintain performance waiver code 007.

All handling units rated as handling type M will not be subject to missing scan deductions for Nest or Delivery scans described in “Part 1: Statement of Work; Payment Procedures.”

All handling units rated as handling type M will be subject to fuel and non-fuel deductions for scans that are provided at incorrect delivery Service Points described in the “Part 1: Statement of Work; Payment Procedures and Payment Processing – Day Network – Per Cube” sections and as stated above the type M handling units will not meet the “Bucket 2” type M criteria.

All type M handling units with a delivery scan at a correct delivery Service Point will be included in lane performance evaluation and reductions in payment, described in the “Part 1: Statement of Work; Performance Requirements and Measurement and Reduction of Payment” sections.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 16: Re-labeling / Type M

Matching Process

Beginning with the Operating Period during which the Postal Service invoicing system implements the Relabeling / type M Matching process module and for all subsequent Operating Periods, the process described above will be in effect.

For all Operating Periods prior to the Operating Period in which the Postal Service invoicing system is implemented, handling units that qualify as Bucket 1 will not be subject to missing scan deductions for Nest or Delivery scans described in “Part 1: Statement of Work; Payment Procedures.” The Postal Service and FedEx will resolve these handling units during the reconciliation process for each of these Operating Periods.

Beginning with the Operating Period during which the Postal Service invoicing system is implemented and for all subsequent Operating Periods prior to the Operating Period during which the Postal Service invoicing system implements the Relabeling / type M Matching process module, handling units that qualify as Bucket 1 will not be subject to missing scan deductions for Nest or Delivery scans described in “Part 1: Statement of Work; Payment Procedures.” During these periods, the Postal Service invoicing system will execute the missing scan deductions; however, the Postal Service and FedEx will jointly identify and reverse these deductions during the reconciliation process.

Air Cargo Network

Contract ACN-13-FX

Attachment 17: Handling Types

Attachment 17

Handling Types

June 27, 2014

The following list defines Handling Types as referenced in the contract and preceding attachments.

Handling Type	Handling Type Description
A	Lives Handling Unit
B	Bypass Container
C	Mixed Container
D	Mixed Handling Unit
E	Trucked Handling Unit
G	Bypass Handling Unit
H	Partial Container
I	Night Handling Unit
J	Night Mixed Container
K	Night Lives Handling Unit
L	LIV or TRK Container
M	HUP Handling Unit

Attachment 18 Volume Acceptance Worksheet - Combined Day O-D and Lane Level - February 27, 2017
Origin Airstop Level Distribution (CUFT)					Origin Airstop Level Percentage				Destinating Airstop Level Distribution (CUFT)					Destinating Airstop Level Percentage
ADV:	[*]								ADV	[*]
SUM:	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	SUM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OAMC	Tue-Wed	Thu-Fri	Sat	Sun	Tue-Wed	Thu-Fri	Sat	Sun	DAMC	Tue-Wed	Thu-Fri	Sat	Sun	Tue-Wed	Thu-Fri	Sat	Sun
ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BTR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CMH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CRW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CMH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CRW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DAY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
FAR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	FAR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GTF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MLI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MOB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SGF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SPI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MOB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PNS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PWM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SQI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 18 Volume Acceptance Worksheet - Daily O-D and Lane Level - February 27, 2017
Origin Airstop Level Distribution (CUFT)							Origin Airstop Level Percentage						Destinating Airstop Level Distribution (CUFT)							Destinating Airstop Level Percentage
ADV:	[*]												ADV	[*]
SUM:	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	SUM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OAMC	TUE	Wed	Thu	Fri	Sat	Sun	TUE	Wed	Thu	Fri	Sat	Sun	DAMC	TUE	Wed	Thu	Fri	Sat	Sun	TUE	Wed	Thu	Fri	Sat	Sun
ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BTR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CMH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CRW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CMH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CRW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DAY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
FAR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	FAR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GTF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MLI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MOB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MOB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SGF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SPI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PNS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PWM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SQI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 19: First Class Required Delivery Times

Attachment 19

First Class Required Delivery Times

October 31, 2016

AMC	RDT Needed for 0800 at all plants
ABQ	[*]
ANC	[*]
ATL	[*]
AUS	[*]
BDL	[*]
BHM	[*]
BIL	[*]
BNA	[*]
BOI	[*]
BOS	[*]
BWI	[*]
CLE	[*]
CLT	[*]
CMH	[*]
CRW	[*]
CVG	[*]
DEN	[*]
DFW	[*]
DSM	[*]
DTW	[*]
ELP	[*]
EWR	[*]
FSD	[*]
GEG	[*]
FAR	[*]
GRR	[*]
GSO	[*]
GTF	[*]
HNL	[*]
IAD	[*]
IAH	[*]
ICT	[*]
IND	[*]
JAN	[*]
JAX	[*]
JFK	[*]
LAS	[*]
LAX	[*]
LBB	[*]
LIT	[*]
MCI	[*]
MCO	[*]
MEM	[*]
MHT	[*]
MIA	[*]
MKE	[*]
MLI	[*]
MOB	[*]
MSP	[*]
MSY	[*]
OAK	[*]
OKC	[*]
OMA	[*]
ONT	[*]
ORD	[*]
PDX	[*]
PHL	[*]
PHX	[*]
PIT	[*]
RDU	[*]
RIC	[*]
RNO	[*]
ROC	[*]
SAN	[*]
SAT	[*]
SDF	[*]
SEA	[*]
SFO	[*]
SGF	[*]
SHV	[*]
SJU	[*]
SLC	[*]
SMF	[*]
SPI	[*]
STL	[*]
TPA	[*]
TUL	[*]
TYS	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 20: ULD Damage Matrix

Attachment 20

ULD Damage Matrix

August 23, 2016

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 21 - Offshore Capacity Options

February 22, 2017

By October 1, 2018, the Postal Service may elect either or both of two options described below. If the Postal Service exercises these offshore options for higher volumes, the offshore capacity will be adjusted to the below origin and destination level per the requested capacity distribution.

Combined Forecast for Offshore

	Location	Origin	Tu-Wed		Th-Fri		Sat		Sun
Option 1	Orig	SJU	[*	]	[*	]	[*	]	[*	]
Option 2	Orig	HNL	[*	]	[*	]	[*	]	[*	]

	Location	Destination	Tu-Wed		Th-Fri		Sat		Sun
Option 1	Dest	SJU	[*	]	[*	]	[*	]	[*	]
Option 2	Dest	HNL	[*	]	[*	]	[*	]	[*	]

Daily Forecast for Offshore

	Location	Origin	Tue		Wed		Thu		Fri		Sat		Sun
Option 1	Orig	SJU	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Option 2	Orig	HNL	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

	Location	Destination	Tue		Wed		Thu		Fri		Sat		Sun
Option 1	Dest	SJU	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Option 2	Dest	HNL	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

1)	[*]

2)	[*]

If the Postal Service elects to exercise either or both of these options, the aviation supplier will implement the change as soon as practicable but not later than 150 days after receiving the request. The start date for any applicable pricing changes required by exercise of either or both of these options will take affect the date on which the expanded operations begin.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 22 - [*]

February 22, 2017

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.